1933 Act File No. 002-38679

1940 Act File No. 811-02064

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

☒        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐            Pre-Effective Amendment No.

☒           Post-Effective Amendment No. 56

                                and

☒        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒           Amendment No. 56

(Check appropriate box or boxes)

Pax World Funds Series Trust I

(Exact Name of Registrant as Specified in Charter)

30 Penhallow Street, Suite 400

Portsmouth, New Hampshire 03801

(Address of Principal Executive Officers)

(Zip Code)

(800) 767-1729

(Registrant’s Telephone Number, Including Area Code)

Joseph F. Keefe

Pax World Management Corp.

30 Penhallow Street, Suite 400

Portsmouth, New Hampshire 03801

(Name and Address of Agent for Service)

Copies of Communications to:

Gregory D. Sheehan, Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering:  As soon as possible following the effectiveness of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	On March 27, 2008 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The prospectus explains what you should know about the funds before you invest. Please read it carefully. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Pax World Balanced Fund
Risk/Return Summary: Investment Objectives, Principal Investment
Strategies, Principal Risks & Fund Performance	4
Investment Objectives	4
Principal Investment Strategies	4
Principal Risks	6
Fund Performance	9
Fees and Expenses	12

Pax World Growth Fund
Risk/Return Summary: Investment Objective, Principal Investment
Strategies, Principal Risks & Fund Performance	14
Investment Objective	14
Principal Investment Strategies	14
Principal Risks	14
Fund Performance	19
Fees and Expenses	21

Pax World Value Fund
Risk/Return Summary: Investment Objective, Principal Investment
Strategies, Principal Risks & Fund Performance	23
Investment Objective	23
Principal Investment Strategies	23
Principal Risks	24
Fund Performance	29
Fees and Expenses	29

Pax World Small Cap Fund
Risk/Return Summary: Investment Objective, Principal Investment
Strategies, Principal Risks & Fund Performance	31
Investment Objective	31
Principal Investment Strategies	31
Principal Risks	32
Fund Performance	36
Fees and Expenses	36

Pax World International Fund
Risk/Return Summary: Investment Objective, Principal Investment
Strategies, Principal Risks & Fund Performance	38
Investment Objective	38
Principal Investment Strategies	38
Principal Risks	39
Fund Performance	42
Fees and Expenses	42

Pax World High Yield Bond Fund
Risk/Return Summary: Investment Objective, Principal Investment
Strategies, Principal Risks & Fund Performance	44
Investment Objective	44
Principal Investment Strategies	44
Principal Risks	45
Fund Performance	48
Fees and Expenses	50

Pax World Women’s Equity Fund
Risk/Return Summary: Investment Objective, Principal Investment
Strategies, Principal Risks & Fund Performance	52
Investment Objective	52
Principal Investment Strategies	52
Principal Risks	55
Fund Performance	58
Fees and Expenses	61

Pax World Global Green Fund
Risk/Return Summary: Investment Objective, Principal Investment
Strategies, Principal Risks & Fund Performance	63
Investment Objective	63
Principal Investment Strategies	63
Principal Risks	65
Fund Performance	68
Fees and Expenses	68

Financial Highlights	70

About the Funds
Sustainable Investing	74
Portfolio Holdings	78
Management, Organization and Capital Structure	78
Investment Adviser	78
Sub-Adviser	78
Portfolio Managers	79
How Share Price is Determined	81

Shareholder Guide
How to Purchase Shares	84
Purchases	86
How to Sell Shares	91
How to Exchange Shares	95
Frequent Purchases and Redemptions of Fund Shares	97
Additional Information About Specified Benefit Plans (R Class Shareholders Only)	98

Taxes, Dividends and Distributions
Taxes	100
Dividends and Distributions	102

Important Note Regarding “Lost” Shareholders	104

Distribution Arrangements
Rule 12b-1 Plans	105
Payments for Sub-Transfer Agency Services	105
Additional Payments to Financial Intermediaries	106

Shareholder Services
Online Account Access	108
Tax-Deferred Retirement Plans	108
Delivery of Shareholder Documents	108

Global Citizen Program
Voluntary Income Contribution to Mercy Corps	110

Pax World Balanced Fund

(the “Balanced Fund”)

Risk/Return Summary

Investment Objectives

The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Balanced Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, the Balanced Fund expects to invest approximately 60% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) and 40% of its assets in debt securities (including but not limited to debt securities convertible into equity securities). However, depending on market conditions, the equity portion of the Balanced Fund’s portfolio may range from 50% to 75% of its assets and the debt portion of the Balanced Fund’s portfolio may range from 25% to 50% of its assets. With respect to the equity portion of its investment portfolio, the Balanced Fund may invest in securities of companies with any market capitalization and intends to focus on economic sectors that its investment adviser believes will outpace the overall rate of growth of the United States Gross Domestic Product. With respect to the debt portion of its investment portfolio, the Balanced Fund intends to invest primarily in obligations issued or guaranteed by the United States government or its agencies and instrumentalities with short- to intermediate-term maturities (two to six years) and corporate bonds that are, at the time of purchase, rated at least investment grade (rated BBB- or higher by Standard & Poor’s Ratings Group or Baa or higher by Moody’s Investors Service) or unrated and determined by the Balanced Fund’s investment adviser to be of comparable quality.

The Balanced Fund’s portfolio managers use both qualitative analysis and quantitative techniques when allocating the Balanced Fund’s assets between equity securities and debt securities within the above-described ranges. The Balanced Fund’s investment adviser generally determines to sell an equity security for one or more reasons, including, but not limited to, a desired change in asset allocation (e.g. allocating more of the Balanced Fund’s portfolio to debt securities), a lack of confidence in the management of an issuer, a deterioration in the fundamentals of an issuer, when the security becomes overweighted relative to a sector or to the Balanced Fund’s portfolio as a whole or when the security becomes overvalued relative to its peers or to the market. The Balanced Fund generally determines to sell a debt security for one or more reasons, including, but not limited to, a desired change in asset allocation (e.g., allocating more of the Balanced Fund’s portfolio to equity securities); a change in the duration strategy, the sector allocation strategy or the relative value of the security within a sector (e.g., spread tightening, “busted” calls, tender offers); an anticipated change in the security’s credit rating; or a deterioration in the fundamentals of the issuer. The Balanced Fund may also consider selling a particular security if a more attractive investment is identified in order to meet redemption requests, or if a company no longer meets Pax World’s environmental, social or governance criteria.

The Balanced Fund may invest up to 45% of its assets in securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”). The Balanced Fund may invest no more than 25% of its assets in securities of non-U.S. issuers other than ADRs. The Balanced Fund’s investments in securities of non-U.S. issuers may include investments in emerging markets.

The Balanced Fund may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes.

Also, in connection with its commitment to assist in the development of housing, the Balanced Fund may invest in mortgage-backed securities and other mortgage-related products, including those representing an undivided ownership interest in a pool of mortgages (for example, Government National Mortgage Association and Federal Home Loan Mortgage Corporation certificates).

In response to unfavorable market and other conditions, the Balanced Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Balanced Fund may not achieve its investment objectives if it does so.

Except as otherwise noted in this Prospectus or the Statement of Additional Information, the Balanced Fund’s investment policies are not fundamental and may be changed without a vote of shareholders.

In making the determination to vary the Balanced Fund’s asset allocation, the investment adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital and political trends. The investment adviser retains the flexibility to reallocate the Balanced Fund’s assets or to vary percentages based on its ongoing analyses of the equity and fixed income markets, although these tactical shifts are not expected to be large or frequent in nature.

Sustainable Investing The Balanced Fund seeks to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Balanced Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices. Please see “Sustainable Investing” below.

Principal Risks

The principal risks of investing in the Balanced Fund are described below.

•        Allocation Risk The Balanced Fund’s investment performance depends upon how its assets are allocated and reallocated among equity securities, equity-related securities and debt securities. The portfolio manager’s allocation techniques and decisions may not produce the desired results, and, therefore, the Balanced Fund may not achieve its investment objectives.

•        Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Balanced Fund’s investments.

•        Management Risk Investment decisions made by the Balanced Fund’s investment adviser and portfolio manager may cause the Balanced Fund to experience losses or to underperform other mutual funds with similar investment objectives.

•        Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Balanced Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•        Issuer Risk The value of a security may fluctuate due to factors particular to the entity that issued the security (such as labor or materials shortages, production cost overruns, excess financial leverage, supply and demand issues or mismanagement) that are not common to that entity’s industry or to the market generally.

•        Convertible Securities Risk Convertible securities are generally preferred stocks and other securities, including debt securities and warrants, that are convertible into or exercisable for common stock of the issuer (or cash or securities at equivalent value) at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. In the event of a liquidation of the issuer, holders of convertible securities generally would be paid before the issuer’s common stockholders, but after holders of any senior debt obligations of the issuer. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, the Balanced Fund may be forced to convert a security before it would otherwise choose, which may decrease the Balanced Fund’s return.

•        Derivatives Risk Derivatives are financial contracts the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives involve risks that are different from, or potentially greater than, the risks associated with investing directly in securities and other traditional investments. Derivative strategies can involve leverage, which tends to exaggerate losses, and which may cause the Balanced Fund to lose more money than it would have lost had it invested directly in the security underlying the derivative and to lose more than the principal amount invested. The value of a derivative may fluctuate unexpectedly, especially in unusual market conditions, and may cause increased volatility. The use of derivative strategies also may increase the amount of taxes payable by shareholders. Also, a liquid secondary market may not exist for a derivative position at times when the Balanced Fund’s investment adviser might consider it prudent to terminate, to close out or to sell such derivative positions. Over-the-counter derivative instruments (those that are not traded on an exchange) may be illiquid, making it difficult to purchase or to sell a derivative at an advantageous time or price. In addition, transactions in derivative instruments traded in the over-the-counter markets are subject to the risk that the derivative counterparty will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, reference rate or index. It also is possible that the Balanced Fund may not be able to find a suitable derivative counterparty, and thus may be unable to invest in derivatives altogether.

•        Interest Rate Risk As nominal interest rates rise, the value of debt securities held in the Balanced Fund’s portfolio is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

•        Credit Risk With respect to debt securities, changes in economic conditions generally or particular to the obligated entity may affect the obligated entity’s actual or perceived ability to make payments of interest or principal when due, which may cause the price of the security or the income derived there-from to decline. Bonds that are backed by an issuer’s taxing authority, including general obligation bonds, may be subject to legal limits on a government’s power to increase taxes or otherwise to raise revenue, or may depend for payment on legislative appropriation and/or governmental aid. Some bonds, known as revenue obligations, are payable solely from revenues earned by a particular project or other revenue source. Consequently, revenue obligations are subject to a greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or company backing the project, rather than to the taxing power of the issuer.

•        U.S. Government Securities Risk Certain securities issued by the United States government are neither insured nor guaranteed by the U.S. government. These securities may be supported by the government’s ability to borrow from the U.S. Treasury, or may be supported only by the credit of the issuing agency or instrumentality. These securities are subject to greater issuer risk than securities issued or guaranteed by the U.S. Treasury.

•        Mortgage Risk Rising interest rates tend to extend the duration of mortgage related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Balanced Fund’s returns because the Balanced Fund will have to reinvest that money at lower prevailing interest rates.

•        Reinvestment Risk Income from the Balanced Fund’s investments may decline if the Balanced Fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the Balanced Fund’s earnings rate at that time.

•        Non-U. S. Securities Risk Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Balanced Fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Balanced Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for non-U.S. securities. In the event of a default in connection with certain debt securities issued by foreign governments, the Balanced Fund may have very limited recourse, if any. Additionally, foreign governments may impose taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. Emerging market securities are likely to have greater exposure to the risks discussed above. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries. Emerging market countries also are more prone to rapid social, political and economic changes than more developed countries. To the extent the Balanced Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

•        Sustainable Investing Risk The Balanced Fund’s sustainable investing policies may inhibit the Balanced Fund’s ability to participate in certain attractive investment opportunities that otherwise would be consistent with its investment objectives and other principal investment strategies.

There are other circumstances (including additional risks not described above) that could cause the Balanced Fund not to achieve its investment objectives. As with all mutual funds, shareholders of the Balanced Fund may lose money. For a discussion of additional risks applicable to the Balanced Fund, please see the section captioned “Investments and Special Considerations; Risk Factors” in the Statement of Additional Information. An investment in the Balanced Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

Calendar Year Total Returns The bar chart below presents the calendar year total returns for Individual Investor Class shares of the Balanced Fund before taxes.(1) The bar chart is intended to provide some indication of the risk of investing in the Balanced Fund by showing changes in the Balanced Fund’s performance from year to year. The returns shown include the reinvestment of dividends and distributions. Returns for Institutional Class shares and R Class shares would be higher and lower, respectively, than those of Individual Investor Class shares because Institutional Class shares and R Class shares pay lower and higher expenses, respectively, than Individual Investor Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Individual Investor Class(1)

For the periods shown in the bar chart:	Best quarter: 4th quarter 1998, 14.19%
Worst quarter: 3rd quarter 2002, -8.87%

(1)Return includes the reimbursement of certain fund expenses by the investment adviser. If this reimbursement were not reflected, the total return for 2002 would have been lower.

Average Annual Total Returns The performance table below presents the average annual total returns for Individual Investor Class, Institutional Class and R Class shares of the Balanced Fund. Prior to November 1, 2006, the Balanced Fund had different investment policies; the performance results shown would not necessarily have been the same had the Fund’s current policies then been in effect. The performance table is intended to provide some indication of the risks of investment in the Balanced Fund by showing how the Balanced Fund’s average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and ten-year period. The returns shown include the reinvestment of dividends and distributions and reflect fee waiver and expense reimbursement arrangements, if any. If these arrangements had not been in effect, the total returns would have been lower than those shown. Returns are shown before taxes for all classes of shares and after taxes on distributions and after taxes on distributions and sale of shares for Individual Investor Class shares only. After-tax returns for Institutional Class and R Class shares will vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as

401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

	Period ended December 31, 2007
Share class	1 year	5 year	10 year
Individual Investor Class
Return Before Taxes	9.44%	11.16%	8.06%
Return After Taxes	8.13%	10.33%	6.84%
Return After Taxes and Distributions	7.01%	9.45%	6.49%
Institutional Class(1)
Return Before Taxes	9.68%	11.21%	8.08%
R Class(2)
Return Before Taxes	9.46%	11.17%	8.06%
S&P 500 Index(3),(5)	5.49%	12.82%	5.91%
Blended Index(3),(4),(5),(7)	6.08%	9.46%	5.93%
Lipper Balanced Fund Index(6),(7)	6.53%	10.33%	6.14%

(1)Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares represents the performance of the Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. Institutional Class inception date return since April 2, 2007 is 7.84% (cumulative).

(2)Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares represents the performance of the Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown. R Class inception date return since April 2, 2007 is 7.61% (cumulative).

(3)The S&P 500 Index is an unmanaged index of large capitalization common stocks.

(4)The Blended Index is comprised of 60% S&P 500 Index/40% Lehman Brother Aggregate Bond Index.

(5)The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

(6)The Lipper Balanced Fund Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Fund Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Fund Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

(7)Unlike the Balanced Fund, the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Fund Index) do not reflect deductions for fees, expenses or taxes.

Fees & Expenses

The tables below describe the fees and expenses that investors may pay if they buy and hold Individual Investor Class, Institutional Class or R Class shares of the Balanced Fund. The fees and expenses associated with an investment in the Balanced Fund are among several factors that an investor should consider before investing. “Other Expenses” include operating expenses, such as trustees’ and professional fees, registration fees, expenses relating to the preparation of shareholder reports, and transfer agency and custodian fees.

Example Expenses The table below is intended to help an investor compare the cost of investing in Individual Investor Class, Institutional Class and R Class shares of the Balanced Fund with the cost of investing in other mutual funds.

	Individual Investor Class		Institutional Class		R Class
Shareholder Fees (fees paid directly from your investment)(1):	None	(2)	None		None
Annual Fund Operating Expenses (expenses that are deducted from Balanced Fund assets):
Management Fee	0.50%		0.50%		0.50%
Distribution and/or Service (12b-1) Fees	0.25	%(3)	0.00%		0.50	%(3)
Other Expenses	0.21%		0.21	%(4)	0.21	%(4)
Total Annual Fund Operating Expenses	0.96%		0.71%		1.21%

(1)The Balanced Fund charges a fee of $10 for each wire redemption, subject to change without notice.

(2)Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA and 403(b)(7) accounts that purchase Individual Investor Class shares are charged an annual custodial fee of $12.

(3)Due to the Rule 12b-1 fee imposed on Individual Investor Class and R Class shares, shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by applicable regulations.

(4)Other Expenses shown are based on the corresponding expenses of Individual Investor Class shares for the most recently ended fiscal year.

The table assumes that an investor invests $10,000 in Individual Investor Class, Institutional Class or R Class shares of the Balanced Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Balanced Fund’s operating expenses remain the same throughout those periods. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 year	5 year	10 year
Individual Investor Class	$98	$306	$531	$1,178
Institutional Class	$73	$227	$395	$883
R Class	$123	$384	$665	$1,466

Pax World Growth Fund

(the “Growth Fund”)

Risk/Return Summary

Investment Objective

The Growth Fund’s investment objective is to seek long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, the Growth Fund invests primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that the Growth Fund’s investment adviser believes have above-average growth prospects.

The Growth Fund’s investment adviser selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The investment adviser attempts to identify companies that have demonstrated growth in earnings and sales, high returns on equity and assets or other strong financial characteristics, and that are, in the judgment of the investment adviser, attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management. The investment adviser also attempts to identify companies that are undergoing changes in management or that have product and marketing dynamics that have not yet been reflected in reported earnings but that the investment adviser believes will affect earnings in the short term (3 months to 1 year). The Growth Fund may invest in securities of companies with any market capitalization.

The Growth Fund generally sells a security when an event, such as a disappointing earnings report or adverse changes in a company’s management or industry position, is perceived by the portfolio manager to lessen its attractiveness. The Growth Fund may also sell a security in response to adverse market conditions, to rebalance the Growth Fund’s portfolio, when a more attractive investment is identified, to meet redemption requests, or if a company no longer meets Pax World’s environmental, social or governance standards.

The Growth Fund may invest up to 45% of its assets in securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”). The Growth Fund may invest no more than 25% of its assets in securities of non-U.S. issuers other than ADRs. The Growth Fund’s investments in securities of non-U.S. issuers may include investments in emerging markets.

The Growth Fund may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes.

Although the Growth Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the Growth Fund may be significant.

In response to unfavorable market and other conditions, the Growth Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Growth Fund may not achieve its investment objective if it does so.

Except as otherwise noted in this Prospectus or the Statement of Additional Information, the Growth Fund’s investment policies are not fundamental and may be changed without a vote of shareholders.

Sustainable Investing The Growth Fund seeks to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Growth Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices. Please see “Sustainable Investing” below.

Principal Risks

The principal risks of investing in the Growth Fund are described below.

•        Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Growth Fund’s investments.

•        Management Risk Investment decisions made by the Growth Fund’s investment adviser and portfolio manager may cause the Growth Fund to experience losses or to underperform other mutual funds with similar investment objectives.

•        Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Growth Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•        Growth Securities Risk Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•        Issuer Risk The value of a security may fluctuate due to factors particular to the entity that issued the security (such as labor or materials shortages, production cost overruns, excess financial leverage, supply and demand issues or mismanagement) that are not common to that entity’s industry or to the market generally.

•        Convertible Securities Risk Convertible securities are generally preferred stocks and other securities, including debt securities and warrants, that are convertible into or exercisable for common stock of the issuer (or cash or securities at equivalent value) at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. In the event of a liquidation of the issuer, holders of convertible securities generally would be paid before the issuer’s common stockholders, but after holders of any senior debt obligations of the issuer. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, the Growth Fund may be forced to convert a security before it would otherwise choose, which may decrease the Growth Fund’s return.

•        Derivatives Risk Derivatives are financial contracts the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives involve risks that are different from, or potentially greater than, the risks associated with investing directly in securities and other traditional investments. Derivative strategies can involve leverage, which tends to exaggerate losses, and which may cause the Growth Fund to lose more money than it would have lost had it invested directly in the security underlying the derivative and to lose more than the principal amount invested. The value of a derivative may fluctuate unexpectedly, especially in unusual market conditions, and may cause increased volatility. The use of derivative strategies also may increase the amount of taxes payable by shareholders. Also, a liquid secondary market may not exist for a derivative position at times when the Growth Fund’s investment adviser might consider it prudent to terminate, to close out or to sell such derivative positions. Over-the-counter derivative instruments (those that are not traded on an exchange) may be illiquid, making it difficult to purchase or to sell a derivative at an advantageous time or price. In addition, transactions in derivative instruments traded in the over-the-counter markets are subject to the risk that the derivative counterparty will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, reference rate or index. It also is possible that the Growth Fund may not be able to find a suitable derivative counterparty, and thus may be unable to invest in derivatives altogether.

•        Non-U. S. Securities Risk Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Growth Fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Growth Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for non-U.S. securities. In the event of a default in connection with certain debt securities issued by foreign governments, the Growth Fund may have very limited recourse, if any. Additionally, foreign governments may impose taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. Emerging market securities are likely to have greater exposure to the risks discussed above. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries. Emerging market countries also are more prone to rapid social, political and economic changes than more developed countries. To the extent the Growth Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geo graphic region to a greater extent than a fund that is more diversified across countries or geographic regions.

•        Turnover Risk A change in the securities held by the Growth Fund is known as “portfolio turnover.” High portfolio turnover involves correspondingly greater expenses to a fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely affect the Growth Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Growth Fund’s performance.

•        Sustainable Investing Risk The Growth Fund’s sustainable investing policies may inhibit the Growth Fund’s ability to participate in certain attractive investment opportunities that otherwise would be consistent with its investment objectives and other principal investment strategies.

There are other circumstances (including additional risks not described above) that could cause the Growth Fund not to achieve its investment objective. As with all mutual funds, shareholders of the Growth Fund may lose money. For a discussion of additional risks applicable to the Growth Fund, please see the section captioned “Investments and Special Considerations; Risk Factors” in the Statement of

Additional Information. An investment in the Growth Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performamce

Calendar Year Total Returns The bar chart below presents the calendar year total returns for Individual Investor class shares of the Growth Fund before taxes.(1) The bar chart is intended to provide some indication of the risk of investing in the Growth Fund by showing changes in the Growth Fund’s performance from year to year. The returns shown include the reinvestment of dividends and distributions. Returns for Institutional Class shares and R Class shares would be higher and lower, respectively, than those of Individual Investor Class shares because Institutional Class shares and R Class shares pay lower and higher expenses, respectively, than Individual Investor Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Individual Investor Class(1)

For the periods shown in the bar chart:	Best quarter: 4th quarter 1998, 25.76%
Worst quarter: 3rd quarter 2001, -16.38%

(1)Calendar year total returns shown reflect the reimbursement of certain expenses of the Growth Fund by its investment adviser. If this reimbursement were not reflected, the total return for the periods shown would be lower.

Average Annual Total Returns The performance table below presents the average annual total returns for Individual Investor Class, Institutional Class and R Class shares of the Growth Fund. Prior to November 1, 2006, the Growth Fund had

different investment policies; the performance results shown would not necessarily have been the same had the Fund’s current policies then been in effect. The performance table is intended to provide some indication of the risks of investment in the Growth Fund by showing how the Growth Fund’s average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds over a one-year, five-year and ten-year period. The returns shown include the reinvestment of dividends and distributions and reflect fee waiver and expense reimbursement arrangements, if any. If these arrangements had not been in effect, the total returns would have been lower than those shown. Returns are shown before taxes for all classes of shares and after taxes on distributions and after taxes on distributions and sale of shares for Individual Investor Class shares only. After-tax returns for Institutional Class and R Class shares will vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

	Period ended December 31, 2007
Share class	1 year	5 year	10 year
Individual Investor Class
Return Before Taxes	13.39%	14.36%	3.93%
Return After Taxes	11.10%	13.91%	3.72%
Return After Taxes and Distributions	11.03%	12.58%	3.39%
Institutional Class(1)
Return Before Taxes	13.46%	14.38%	3.94%
R Class(2)
Return Before Taxes	13.30%	14.35%	3.92%
Russell 3000 Growth Index(3),(6)	11.40%	12.42%	3.83%
S&P 500 Index(4),(6)	5.49%	12.82%	5.91%
Lipper Multi-Cap Growth Funds Index(5),(6)	12.79%	15.15%	5.50%

(1)Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares represents the performance of the Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. Institutional Class inception date return since April 2, 2007 is 8.53% (cumulative).

(2)Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares represents the performance of the Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown. R Class inception date return since April 2, 2007 is 8.37% (cumulative).

(3)The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization.

(4)The S&P 500 Index is an unmanaged index of large capitalization common stocks.

(6)The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

(6)Unlike the Growth Fund, the Russell 3000 Growth Index, the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Growth Funds Index) do not reflect deductions for fees, expenses or taxes.

Fees & Expenses

The tables below describe the fees and expenses that investors may pay if they buy and hold Individual Investor Class, Institutional Class or R Class shares of the Growth Fund. The fees and expenses associated with an investment in the Growth Fund are among several factors that an investor should consider before investing. “Other Expenses” include operating expenses, such as trustees’ and professional fees, registration fees, expenses relating to the preparation of shareholder reports, and transfer agency and custodian fees.

	Individual Investor Class		Institutional Class	R Class
Shareholder Fees (fees paid directly from your investment)(1):	None	(2)	None	None
Annual Fund Operating Expenses (expenses that are deducted from Growth Fund assets):
Management Fee	0.80%		0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25	%(3)	0.00%	0.50	%(3)
Other Expenses	0.71%		0.71%	0.71%
Total Annual Fund Operating Expenses	1.76%		1.51%	2.01%
Less Expense Waiver/Reimbursement(4)	-0.31%		-0.31%	-0.31%
Net Annual Fund Operation Expenses(4)	1.45%		1.20%	1.70%

(1)The Growth Fund charges a fee of $10 for each wire redemption, subject to change without notice.

(2)Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA and 403(b)(7) accounts that purchase Individual Investor Class shares are charged an annual custodial fee of $12.

(3)Due to the Rule 12b-1 fee imposed on Individual Investor Class and R Class shares, shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by applicable regulations.

(4)The Growth Fund’s investment adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses) allocable to Individual Investor Class, Institutional Class and R Class shares of the

Growth Fund to the extent such expenses exceed 1.45%, 1.20% and 1.70%, respectively, of the average daily net assets of Individual Investor Class, Institutional Class and R Class shares of the Growth Fund, respectively. This reimbursement arrangement will remain in effect until at least December 31, 2011.

Example Expenses The table below is intended to help an investor compare the cost of investing in Individual Investor Class, Institutional Class and R Class shares of the Growth Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Individual Investor Class, Institutional Class or R Class shares of the Growth Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Growth Fund’s operating expenses remain the same throughout those periods, except that the Growth Fund’s total operating expenses are assumed to be its “Net Annual Fund Operating Expenses”, as shown in the “Annual Fund Operating Expenses” table above, for the period(s) during which any expense waivers or reimbursements are in effect. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 year	5 year	10 year
Individual Investor Class	$148	$459	$828	$1,961
Institutional Class	$122	$381	$696	$1,686
R Class	$173	$536	$958	$2,228

Pax World Value Fund

(the “Value Fund”)

Risk/Return Summary

Investment Objective

The Value Fund’s investment objective is to seek long-term capital appreciation.

Principal Investment Strategies

Under normal market conditions, the Value Fund invests primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that have capitalizations at least equal to the capitalization of the smallest company included in the Russell 3000 Value Index and that the Value Fund’s investment adviser believes are undervalued relative to their future growth prospects in relation to the market and their respective industry groups. The Russell 3000 Value Index includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index includes securities reflecting the broad U.S. equity universe, representing approximately 98% of the U.S. equity market. As of the latest reconstitution of the Russell 3000 Value Index, the smallest company in the index had a market capitalization of approximately $260 million. The Value Fund may invest in convertible securities of any credit quality, including convertible securities rated in the lowest rating category by Standard & Poor’s Ratings Group, Moody’s Investors Service or another major rating agency and unrated convertible securities determined by the Value Fund’s investment adviser to be of comparable quality (commonly referred to as “junk bonds”).

The Value Fund’s investment adviser selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. Undervalued companies tend to have lower stock prices relative to their earnings potential and other financial measures. The investment adviser attempts to identify companies for possible investment by analyzing their growth prospects based on their market and competitive position, financial condition and economic, political and regulatory environment. The following characteristics may also be considered in analyzing the attractiveness of such companies — valuation factors such as price-to-earnings ratio; price-to-book ratio and/or price-to-cash flow ratio; a healthy balance sheet; overall financial strength; and catalysts for changes that improve future earnings prospects.

The Value Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests, or if a company no longer meets Pax World’s environmental, social or governance standards.

The Value Fund may invest up to 45% of its assets in securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”). The Value Fund may invest no more than 25% of its assets in securities of non-U.S. issuers other than ADRs. The Value Fund’s investments in securities of non-U.S. issuers, if any, may include investments in emerging markets and may be diversified across multiple countries or geographic regions, or may be focused in a single country or geographic region.

The Fund may utilize derivatives, including but not limited to repurchase agreements foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes. Although the Value Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the Value Fund may be significant.

In response to unfavorable market and other conditions, the Value Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Value Fund may not achieve its investment objective if it does so.

Except as otherwise noted in this Prospectus or the Statement of Additional Information, the Value Fund’s investment objective and policies are not fundamental, and may be changed without a vote of shareholders.

Sustainable Investing The Value Fund seeks to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Value Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons-related products, manufacture tobacco products, or engage in unethical business practices. Please see “Sustainable Investing” below.

Principal Risks

The principal risks of investing in the Value Fund are described below.

•        Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Value Fund’s investments.

•        Management Risk Investment decisions made by the Value Fund’s investment adviser may cause the Value Fund to experience losses or to underperform other mutual funds with similar investment objectives.

•        Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Value Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•        Value Securities Risk The Value Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities the investment adviser believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If the investment adviser’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the investment adviser anticipates.

•        Issuer Risk The value of a security may fluctuate due to factors particular to the entity that issued the security (such as labor or materials shortages, production cost overruns, excess financial leverage, supply and demand issues or mismanagement) that are not common to that entity’s industry or to the market generally.

•        Convertible Securities Risk Convertible securities are generally preferred stocks and other securities, including debt securities and warrants, that are convertible into or exercisable for common stock of the issuer (or cash or securities at equivalent value) at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. In the event of a liquidation of the issuer, holders of convertible securities generally would be paid before the issuer’s common stockholders, but after holders of any senior debt obligations of the issuer. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, the Value Fund may be forced to convert a security before it would otherwise choose, which may decrease the Value Fund’s return.

•        Non-U. S. Securities Risk Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Value Fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Value Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for non-U.S. securities. In the event of a default in connection with certain debt securities issued by foreign governments, the Value Fund may have very limited recourse, if any. Additionally, foreign governments may impose taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. Emerging market securities are likely to have greater exposure to the risks discussed above. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries. Emerging market countries also are more prone to rapid social, political and economic changes than more developed countries. To the extent the Value Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

•        Derivatives Risk Derivatives are financial contracts whose values are derived from traditional securities, assets, reference rates or market indices. Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Value Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Value Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Value Fund’s derivative positions at times when the Value Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Value Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

•        Interest Rate Risk As nominal interest rates rise, the value of debt securities held in the Value Fund’s portfolio is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

•        Credit Risk With respect to debt securities, changes in economic conditions generally or particular to the obligated entity may affect the obligated entity’s actual or perceived ability to make payments of interest or principal when due, which may cause the price of the security or the income derived therefrom to decline. Bonds that are backed by an issuer’s taxing authority, including general obligation bonds, may be subject to legal limits on a government’s power to increase taxes or otherwise to raise revenue, or may depend for payment on legislative appropriation and/or governmental aid. Some bonds, known as revenue obligations, are payable solely from revenues earned by a particular project or other revenue source. Consequently, revenue obligations are subject to a greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or company backing the project, rather than to the taxing power of the issuer.

•        High Yield Securities Risk Because the Value Fund may invest in high yield securities (commonly known as “junk bonds”), it may be subject to greater levels of interest rate risk, credit risk and liquidity risk than funds that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments when due. Rising interest rates or a general economic downturn may adversely affect the market for high yield securities and reduce the Value Fund’s ability to sell them (liquidity risk). If the issuer of a high yield security is in default with respect to interest or principal payments, the Value Fund may lose its entire investment in that security.

•        Turnover Risk A change in the securities held by the Value Fund is known as “portfolio turnover.” High portfolio turnover involves correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely affect the Value Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Value Fund’s performance.

•        Reinvestment Risk Income from the Value Fund’s investments may decline if the Value Fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the Value Fund’s earnings rate at that time.

•        Sustainable Investing Risk The Value Fund’s sustainable investing policies may inhibit the Value Fund’s ability to participate in certain attractive investment opportunities that otherwise would be consistent with its investment objective and other principal investment strategies.

There are other circumstances (including additional risks not described above) that could cause the Value Fund not to achieve its investment objective. As with all mutual funds, shareholders of the Value Fund may lose money. For a discussion of additional risks applicable to the Value Fund, please see the section captioned “Investments and Special Considerations; Risk Factors” in the Statement of Additional Information. An investment in the Value Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

No performance information is shown for the Value Fund because it has not yet been in operation for a full calendar year.

Fees & Expenses

The tables below describe the fees and expenses that investors may pay if they buy and hold Individual Investor Class, Institutional Class or R Class shares of the Value Fund. The fees and expenses associated with an investment in the Value Fund are among several factors that an investor should consider before investing. “Other Expenses” include operating expenses, such as trustees’ and professional fees, registration fees, expenses relating to the preparation of shareholder reports, and transfer agency and custodian fees.

	Individual Investor Class		Institutional Class	R Class
Shareholder Fees (fees paid directly from your investment)(1):	None	(2)	None	None
Annual Fund Operating Expenses (expenses that are deducted from Value Fund assets):
Management Fee	0.70%		0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25	%(3)	0.00%	0.50	%(3)
Other Expenses(4)	9.66%		9.66%	9.66%
Acquired Fund Fees(5)	0.01%		0.01%	0.01%
Total Annual Fund Operating Expenses	10.62%		10.37%	10.87%
Less Expense Waiver/Reimbursement(6)	-9.37%		-9.37%	-9.37%
Net Annual Fund Operating Expenses	1.25%		1.00%	1.50%

(1)The Value Fund charges a fee of $10 for each wire redemption, subject to change without notice.

(2)Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA and 403(b)(7) accounts that purchase Individual Investor Class shares are charged an annual custodial fee of $12.

(3)Due to the Rule 12b-1 fee imposed on Individual Investor Class and R Class shares, shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by applicable regulations.

(4)“Other Expenses” are based on estimated amounts for projected for 2008.

(5)Acquired Fund Fees and Expenses represent expenses indirectly borne by the Value Fund through its investment in other investment companies (including Pax World Money Market Fund) and certain pooled investment vehicles.

(6)The Value Fund’s investment adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses) allocable to Individual Investor Class, Institutional Class and R Class shares of the Value Fund to the extent such expenses exceed 1.24%, 0.99% and 1.49% of the average daily net assets of Individual Investor Class, Institutional Class and R Class shares, respectively, of the Value Fund. This reimbursement arrangement will remain in effect for a minimum of three years, through December 31, 2011.

Example Expenses The table below is intended to help an investor compare the cost of investing in Individual Investor Class, Institutional Class and R Class shares of the Value Fund with the cost of investing in other mutual funds. The table assumes that an investor invests $10,000 in Individual Investor Class, Institutional Class or R Class shares of the Value Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Value Fund’s operating expenses remain the same throughout those periods, except that the Value Fund’s total operating expenses are assumed to be its “Net Annual Fund Operating Expenses,” as shown in the “Annual Fund Operating Expenses” table above, for the periods during which any expense waivers or reimbursements are in effect. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 year
Individual Investor Class	$127	$397
Institutional Class	$102	$318
R Class	$153	$474

Pax World Small Cap Fund

(the “Small Cap Fund”)

Risk/Return Summary

Investment Objective

The Small Cap Fund’s investment objective is to seek long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes)in equity securities (such as common stocks and securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization. (As of the latest reconstitution of the Russell 2000 Index, this meant a range of $262 million to $2.5 billion.) The Small Cap Fund selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The adviser attempts to identify companies for possible investment by analyzing their valuations and growth prospects based on their market and competitive position, financial condition and economic, political and regulatory environment. The following characteristics may also be considered in analyzing the attractiveness of such companies: valuation factors such as price-to-earnings ratio; price-to-book ratio and/or price-to-cash flow ratio; a healthy balance sheet; overall financial strength; and catalysts for changes that improve future earnings prospects. The adviser also looks for strong management teams that exhibit a high degree of innovation and motivation to grow their business. The adviser may overweight or underweight a specific sector and take concentrated positions which could lead to increased volatility. The Small Cap Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks, or a combination of both. Additionally, it may buy stocks in any sector or industry.

The Small Cap Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests, or if a company no longer meets Pax World’s environmental, social or governance standards.

The Small Cap Fund may invest up to 45% of its assets in securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”). The Small Cap Fund may invest no more than 25% of its assets in securities of non-U.S. issuers other than ADRs. The Small Cap Fund’s investments in securities of non-U.S. issuers, if any, may be diversified across multiple countries or geographic regions, or may be focused in a single country or geographic region.

The Small Cap Fund may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes.

Although the Small Cap Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the Small Cap Fund may be significant.

In response to unfavorable market or other conditions, the Small Cap Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Small Cap Fund may not achieve its investment objective if it does so.

Except as otherwise noted in this Prospectus or the Statement of Additional Information, the Small Cap Fund’s investment objectives and policies are not fundamental, and may be changed without a vote of shareholders.

Sustainable Investing The Small Cap Fund seeks to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Small Cap Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices. Please see “Sustainable Investing” below.

Principal Risks

The principal risks of investing in the Small Cap Fund are described below.

•        Small Capitalization Company Risk Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

•        Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Small Cap Fund’s investments.

•        Management Risk Investment decisions made by the Small Cap Fund’s investment adviser may cause the Small Cap Fund to experience losses or to underperform other funds with similar investment objectives.

•        Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Small Cap Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•        Issuer Risk The value of a security may fluctuate due to factors particular to the issuer or counterparty (such as labor or materials shortages, production cost overruns, excess financial leverage, supply and demand issues or mismanagement) that are not common to that entity’s industry or to the market generally.

•        Non-U.S. Securities Risk Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Small Cap Fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Small Cap Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for non-U.S. securities. In the event of a default in connection with certain debt securities issued by foreign governments, the Small Cap Fund may have very limited recourse, if any. Additionally, foreign governments may impose taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls.

•        Turnover Risk A change in the securities held by the Small Cap Fund is known as “portfolio turnover.” High portfolio turnover involves correspondingly greater expenses to a fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely affect the Small Cap Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Small Cap Fund’s performance.

•        Convertible Securities Risk Convertible securities are generally preferred stocks and other securities, including debt securities and warrants, that are convertible into or exercisable for common stock of the issuer (or cash or securities at equivalent value) at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. In the event of a liquidation of the issuer, holders of convertible securities generally would be paid before the issuer’s common stockholders, but after holders of any senior debt obligations of the issuer. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, the Small Cap Fund may be forced to convert a security before it would otherwise choose, which may decrease the Small Cap Fund’s return.

•        Derivatives Risk Derivatives are financial contracts whose values are derived from traditional securities, assets, reference rates or market indices. Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Small Cap Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Small Cap Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Small Cap Fund’s derivative positions at times when the Small Cap Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Small Cap Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

•        Sustainable Investing Risk The Small Cap Fund’s sustainable investing policies may inhibit the Small Cap Fund’s ability to participate in certain attractive investment opportunities that otherwise would be consistent with its investment objective and other principal investment strategies.

There are other circumstances (including additional risks not described above) that could cause the Small Cap Fund not to achieve its investment objective. As with all mutual funds, shareholders of the Small Cap Fund may lose money. For a discussion of additional risks applicable to the Small Cap Fund, please see the section captioned “Investments and Special Considerations; Risk Factors” in the Statement of Additional Information. An investment in the Small Cap Fund is not a deposit in a bank and is not insured or guaranteed by the Federel Deposit Insurance Corporation or any other government agency.

Fund Performance

Because the Small Cap Fund is a newly-formed fund that has yet to commence operations, no performance information is available.

Fees & Expenses

The tables below describe the fees and expenses that investors may pay if they buy and hold Individual Investor Class, Institutional Class or R Class shares of the Small Cap Fund. The fees and expenses associated with an investment in the Small Cap Fund are among several factors that an investor should consider before investing. “Other Expenses” include operating expenses such as trustees’ and professional fees, registration fees, expenses relating to the preparation of shareholder reports and transfer agency and custodian fees.

	Individual Investor Class		Institutional Class	R Class
Shareholder Fees (fees paid directly from your investment)(1):	None	(2)	None	None

Annual Fund Operating Expenses (expenses that are deducted from Small Cap Fund assets):
Management Fee	0.75%		0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25	%(3)	0.00%	0.50	%(3)
Other Expenses(4)	7.60%		7.60%	7.60%
Total Annual Fund Operating Expenses	8.60%		8.35%	8.85%
Less Expense Waiver/Reimbursement(5)	-7.36%		-7.36%	-7.36%
Net Annual Fund Operating Expenses	1.24%		0.99%	1.49%

(1) The Small Cap Fund charges a fee of $10 for each wire redemption, subject to change without notice.

(2) Individual Retirement Account (IRA). Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA and 403(b)(7) accounts that purchase Individual Investor Class shares are charged an annual custodial fee of $12.

(3) Due to the Rule 12b-1 fee imposed on Individual Investor Class and R Class shares, shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by applicable regulations.

(4) “Other Expenses” are based on estimated amounts for the Small Cap Fund’s initial fiscal year.

(5) The Small Cap Fund’s investment adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses) allocable to Individual Class, Institutional Class and R Class shares of the Small Cap Fund to the extent such expenses exceed 1.24%, 0.99% and 1.49% of the average daily net assets of Individual Investor Class, Institutional Class and R Class shares, respectively. This reimbursement arrangement will remain in effect through at least December 31, 2011.

Example Expenses The table below is intended to help an investor compare the cost of investing in Individual Investor Class, Institutional Class and R Class shares of the Small Cap Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Individual Investor Class, Institutional Class or R Class shares of the Small Cap Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Small Cap Fund’s operating expenses remain the same throughout those periods, except that the Small Cap Fund’s total operating expenses are assumed to be its “Net Annual Fund Operating Expenses,” as shown in the “Annual Fund Operating Expenses” table above, for the periods during which any expense waivers or reimbursements are in effect. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 year
Individual Investor Class	$126	$393
Institutional Class	$101	$315
R Class	$152	$471

Pax World International Fund

(the “International Fund”)

Risk/Return Summary

Investment Objective

The International Fund’s investment objective is to seek long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, the International Fund will invest primarily in securities (such as common stock, preferred stocks and equity securities convertible into common or preferred stocks) of non-U.S. issuers. The International Fund is not constrained by any particular investment style or capitalization range. At any given time, the Fund may invest in “growth” stocks, “value” stocks, or a combination of both. Additionally, the International Fund’s investments in securities of non-U.S. issuers may be diversified across multiple sectors and industries, or may be focused on a limited number of sectors and industries. The International Fund’s investments in securities of non-U.S. issuers may include investments in emerging markets and may be diversified across multiple countries or geographic regions, or may be focused on a select geographic region. The Fund is not limited to investing in securities of a specific market capitalization and may hold securities of large, medium and/or small capitalization companies.

The International Fund’s adviser selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The adviser attempts to identify companies for possible investment by analyzing their valuations and growth prospects based on their market and competitive position, financial condition and economic, political and regulatory environment. The following characteristics may also be considered in analyzing the attractiveness of such companies — valuation factors such as price-to-earnings ratio; price-to-book ratio and/or price-to-cash flow ratio; a healthy balance sheet; overall financial strength; and catalysts for changes that improve future earnings prospects.

The International Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests, or if a company no longer meets Pax World’s environmental, social or governance standards.

The International Fund may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes.

Although the International Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the International Fund may be significant.

In response to unfavorable market or other conditions, the International Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The International Fund may not achieve its investment objective if it does so.

Except as otherwise noted in this Prospectus or the Statement of Additional Information, the International Fund’s investment objective and policies are not fundamental, and may be changed without a vote of shareholders.

Sustainable Investing The International Fund seeks to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The International Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products, or engage in unethical business practices. Please see “Sustainable Investing” below.

Principal Risks

The principal risks of investing in the International Fund are described below.

•        Non-U.S. Securities Risk Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some or all of the International Fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the International Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for non-U.S. securities. In the event of a default in connection with certain debt securities issued by foreign governments, the International Fund may have very limited recourse, if any. Additionally, foreign governments may impose withholding taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. Emerging market securities are likely to have greater exposure to the risks discussed above. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries. Emerging market countries are also more prone to rapid social, political and economic changes than more developed countries. To the extent the International Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

•        Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the International Fund’s investments.

•        Management Risk Investment decisions made by the International Fund’s investment adviser may cause the International Fund to experience losses or to underperform other funds with similar investment objectives.

•        Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the International Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•        Convertible Securities Risk Convertible securities are generally preferred stocks and other securities, including debt securities and warrants, that are convertible into or exercisable for common stock of the issuer (or cash or securities at equivalent value) at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. In the event of a liquidation of the issuer, holders of convertible securities generally would be paid before the issuer’s common stockholders, but after holders of any senior debt obligations of the issuer. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, the International Fund may be forced to convert a security before it would otherwise choose, which may decrease the International Fund’s return.

•        Derivatives Risk Derivatives are financial contracts whose values are derived from traditional securities, assets, reference rates or market indices. Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the International Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the International Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the International Fund’s derivative positions at times when the International Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The International Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

•        Issuer Risk The value of a security may fluctuate due to factors particular to the issuer or counterparty (such as labor or materials shortages, production cost overruns, excess financial leverage, supply and demand issues or mis management) that are not common to that entity’s industry or to the market generally.

•        Turnover Risk A change in the securities held by the International Fund is known as “portfolio turnover.” High portfolio turnover involves correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely affect the International Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the International Fund’s performance.

•        Sustainable Investing Risk The International Fund’s sustainable investing policies may inhibit the International Fund’s ability to participate in certain attractive investment opportunities that otherwise would be consistent with its investment objective and other principal investment strategies.

There are other circumstances (including additional risks not described above) that could cause the International Fund not to achieve its investment objective. As with all mutual funds, shareholders of the International Fund may lose money. For a discussion of additional risks applicable to the International Fund, please see the section captioned “Investments and Special Considerations; Risk Factors” in the Statement of Additional Information. An investment in the International Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

Because the International Fund is a newly-formed fund that has yet to commence operations, no performance information is available.

Fees & Expenses

The tables below describe the fees and expenses that investors may pay if they buy and hold Individual Investor Class, Institutional Class or R Class shares of the International Fund. The fees and expenses associated with an investment in the International Fund are among several factors that an investor should consider before investing. “Other Expenses” include operating expenses such as trustees’ and professional fees, registration fees, expenses relating to the preparation of shareholder reports and transfer agency and custodian fees.

	Individual Investor Class		Institutional Class	R Class
Shareholder Fees (fees paid directly from your investment)(1):	None	(2)	None	None
Annual Fund Operating Expenses (expenses that are deducted from International Fund assets):
Management Fee	0.85%		0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25	%(3)	0.00%	0.50	%(3)
Other Expenses(4)	8.29%		8.29%	8.29%
Total Annual Fund Operating Expenses	9.39%		9.14%	9.64%
Less Expense Waiver/Reimbursement(5)	-7.99%		-7.99%	-7.99%
Net Annual Fund Operating Expenses	1.40%		1.15%	1.65%

(1) The International Fund charges a fee of $10 for each wire redemption, subject to change without notice.

(2) Individual Retirement Account (IRA). Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA and 403(b)(7) accounts that purchase Individual Investor Class shares are charged an annual custodial fee of $12.

(3) Due to the Rule 12b-1 fee imposed on Individual Investor Class and R Class shares, shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by applicable regulations.

(4) “Other Expenses” are based on estimated amounts for the International Fund’s initial fiscal year.

(5) The International Fund’s investment adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses) allocable to Individual Class, Institutional Class and R Class shares of the International Fund to the extent such expenses exceed 1.40%, 1.15% and 1.65%% of the average daily net assets of Individual Investor Class, Institutional Class and R Class shares, respectively. This reimbursement arrangement will remain in effect through at least December 31, 2011.

Example Expenses The table below is intended to help an investor compare the cost of investing in Individual Investor Class, Institutional Class and R Class shares of the International Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Individual Investor Class, Institutional Class or R Class shares of the International Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the International Fund’s operating expenses remain the same throughout those periods, except that the International Fund’s total operating expenses are assumed to be its “Net Annual Fund Operating Expenses,” as shown in the “Annual Fund Operating Expenses” table above, for the periods during which any expense waivers or reimbursements are in effect. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 year
Individual Investor Class	$143	$443
Institutional Class	$117	$365
R Class	$168	$520

Pax World High Yield Bond Fund

(the “High Yield Bond Fund”)

Risk/Return Summary

Investment Objectives

The High Yield Bond Fund’s primary investment objective is to seek high current income. As a secondary investment objective the High Yield Bond Fund seeks capital appreciation.

Principal Investment Strategies

Under normal market conditions, the High Yield Bond Fund invests at least 80% of its assets (plus any borrowings for investment purposes) in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service, similarly rated by another major rating service, or unrated and determined by the High Yield Bond Fund’s investment adviser to be of comparable quality. These fixed income securities are commonly referred to as “junk bonds.” The High Yield Bond Fund’s investment adviser anticipates that the dollar-weighted average maturity of the fixed income securities in the High Yield Bond Fund’s investment portfolio will be 10 years or less.

In determining which securities to buy for the High Yield Bond Fund, the investment adviser considers, among other things, the financial history and condition of the issuer, its cash flow trends, analysts’ recommendations and the issuer’s outlook and management team. The High Yield Bond Fund may consider selling a particular security if any of the original reasons for purchase materially change, if a more attractive investment is identified, to meet redemption requests, or if a company no longer meets Pax World’s environmental, social or governance standards.

The investment adviser generally employs fundamental analysis in making these determinations. Fundamental analysis involves the review of financial statements and other data to attempt to predict whether the price of an issuer’s security is undervalued or overvalued.

The High Yield Bond Fund may invest up to 40% of its assets in securities of non-U.S. issuers, including investments in emerging markets.

The High Yield Bond Fund may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes.

Although the High Yield Bond Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the High Yield Bond Fund may be significant.

In response to unfavorable market and other conditions, the High Yield Bond Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The High Yield Bond Fund may not achieve its investment objectives if it does so.

Except as otherwise noted in this Prospectus or the Statement of Additional Information, the High Yield Bond Fund’s investment policies are not fundamental and may be changed without a vote of shareholders.

Sustainable Investing The High Yield Bond Fund seeks to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The High Yield Bond Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products, or engage in unethical business practices. Please see “Sustainable Investing” below.

Principal Risks

The principal risks of investing in the High Yield Bond Fund are described below.

•        High Yield Securities Risk Because the High Yield Bond Fund invests in high yield securities (commonly known as “junk bonds”), it may be subject to greater levels of interest rate risk, credit risk and liquidity risk than funds that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments when due. Rising interest rates or a general economic downturn may adversely affect the market for high yield securities and reduce the High Yield Bond Fund’s ability to sell them (liquidity risk). If the issuer of a high yield security is in default with respect to interest or principal payments, the High Yield Bond Fund may lose its entire investment in that security.

•        Interest Rate Risk As nominal interest rates rise, the value of debt securities held in the High Yield Bond Fund’s portfolio is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

•        Credit Risk With respect to debt securities, changes in economic conditions generally or particular to the obligated entity may affect the obligated entity’s actual or perceived ability to make payments of interest or principal when due, which may cause the price of the security or the income derived therefrom to decline. Bonds that are backed by an issuer’s taxing authority, including general obligation bonds, may be subject to legal limits on a government’s power to increase taxes or otherwise to raise revenue, or may depend for payment on legislative appropriation and/or governmental aid. Some bonds, known as revenue obligations, are payable solely from revenues earned by a particular project or other revenue source. Consequently, revenue obligations are subject to a greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or company backing the project, rather than to the taxing power of the issuer.

•        Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the High Yield Bond Fund’s investments.

•        Management Risk Investment decisions made by the High Yield Bond Fund’s investment adviser may cause the High Yield Bond Fund to experience losses or to underperform other mutual funds with similar investment objectives.

•        Non-U. S. Securities Risk Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the High Yield Bond Fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the High Yield Bond Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for non-U.S. securities. In the event of a default in connection with certain debt securities issued by foreign governments, the High Yield Bond Fund may have very limited recourse, if any. Additionally, foreign governments may impose taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. Emerging market securities are likely to have greater exposure to the risks discussed above. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries. Emerging market countries also are more prone to rapid social, political and economic changes than more developed countries. To the extent the High Yield Bond Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

•        Turnover Risk A change in the securities held by the High Yield Bond Fund is known as “portfolio turnover.” High portfolio turnover involves correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely affect the High Yield Bond Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the High Yield Bond Fund’s performance.

•        Derivatives Risk Derivatives are financial contracts the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives involve risks that are different from, or potentially greater than, the risks associated with investing directly in securities and other traditional investments. Derivative strategies can involve leverage, which tends to exaggerate losses, and which may cause the High Yield Fund to lose more money than it would have lost had it invested directly in the security underlying the derivative and to lose more than the principal amount invested. The value of a derivative may fluctuate unexpectedly, especially in unusual market conditions, and may cause increased volatility. The use of derivative strategies also may increase the amount of taxes payable by shareholders. Also, a liquid secondary market may not exist for a derivative position at times when the High Yield Fund’s investment adviser might consider it prudent to terminate, to close out or to sell such derivative positions. Over-the-counter derivative instruments (those that are not traded on an exchange) may be illiquid, making it difficult to purchase or to sell a derivative at an advantageous time or price. In addition, transactions in derivative instruments traded in the over-the-counter markets are subject to the risk that the derivative counterparty will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, reference rate or index. It also is possible that High Yield Fund may not be able to find a suitable derivative counterparty, and thus may be unable to invest in derivatives altogether.

•        Sustainable Investing Risk The High Yield Bond Fund’s sustainable investing policies may inhibit the High Yield Bond Fund’s ability to participate in certain attractive investment opportunities that otherwise would be consistent with its investment objectives and other principal investment strategies.

There are other circumstances (including additional risks not described above) that could cause the High Yield Bond Fund not to achieve its investment objectives. As with all mutual funds, shareholders of the High Yield Bond Fund may lose money. For a discussion of additional risks applicable to the High Yield Bond Fund, please see the section captioned “Investments and Special Considerations; Risk Factors” in the High Yield Bond Fund’s Statement of Additional Information. An investment in the High

Yield Bond Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

Calendar Year Total Returns The bar chart below presents the calendar year total returns for Individual Investor Class shares of the High Yield Bond Fund before taxes.(1) The bar chart is intended to provide some indication of the risk of investing in the High Yield Bond Fund by showing changes in the High Yield Bond Fund’s performance from year to year. The returns shown include the reinvestment of dividends and distributions. Returns for Institutional Class shares and R Class shares would be higher and lower, respectively, than those of Individual Investor Class shares because Institutional Class shares and R Class shares pay lower and higher expenses, respectively, than Individual Investor Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Individual Investor Class(1)

For the periods shown in the bar chart:	Best quarter: 1st quarter 2001, 6.30%
Worst quarter: 2nd quarter 2002, -5.39%

(1) Calendar year total returns shown reflect the reimbursement of certain expenses of the High Yield Bond Fund by the High Yield Bond Fund’s investment adviser. If this reimbursement were not reflected, the total return for the periods shown would be lower.

Average Annual Total Returns The performance table below presents the average annual total returns for Individual Investor Class, Institutional Class and R Class shares of the High Yield Bond Fund. Prior to November 1, 2006, the High Yield Bond

Fund had different investment policies; the performance results shown would not necessarily have been the same had the High Yield Bond Fund’s current policies then been in effect. The performance table is intended to provide some indication of the risks of investment in the High Yield Bond Fund by showing how the High Yield Bond Fund’s average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar investment funds over a one-year, five-year and since inception period. The returns shown include the reinvestment of dividends and distributions and reflect fee waiver and expense reimbursement arrangements, if any. If these arrangements had not been in effect, the total returns would have been lower. Returns are shown before taxes for all classes of shares and after taxes on distributions and after taxes on distributions and sale of shares for Individual Investor Class shares only. After-tax returns for Institutional Class and R Class shares will vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

	Period ended December 31, 2007
Share class	1 year	5 year	Since Inception
Individual Investor Class
Return Before Taxes	5.80%	8.91%	5.59%
Return After Taxes	3.01%	6.23%	2.74%
Return After Taxes and Distributions	3.74%	6.09%	3.00%
Institutional Class(1)
Return Before Taxes	5.68%	9.06%	5.68%
R Class(2)
Return Before Taxes	5.46%	8.84%	5.55%
Merrill Lynch High Yield Master I Index(3),(5)	2.17%	10.57%	6.59%
Lipper High Current Yield Bond Fund Index(4),(5)	2.13%	10.07%	4.58%

(1) Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares represents the performance of the Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. Institutional Class inception date return since June 1, 2004 is 7.91% (annualized).

(2) Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares represents the performance of the Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown. R Class inception date return since April 2, 2007 is 1.94% (cumulative).

(3) The Merrill Lynch High Yield Master I Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market.

(4) The Lipper High Current Yield Fund Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Fund Average. The Lipper High Current Yield Fund Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Fund Index is not what is typically considered an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

(5) Unlike the High Yield Bond Fund, the Merrill Lynch High Yield Master I Index and the Lipper High Current Yield Fund Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Current Yield Fund Index) do not reflect deductions for fees, expenses or taxes.

Fees & Expenses

The tables below describe the fees and expenses that investors may pay if they buy, hold and sell Individual Investor Class, Institutional Class or R Class shares of the High Yield Bond Fund. The fees and expenses associated with an investment in the High Yield Bond Fund are among several factors that an investor should consider before investing. “Other Expenses” include operating expenses, such as trustees’ and professional fees, registration fees, expenses relating to the preparation of shareholder reports and transfer agency and custodian fees.

	Individual Investor Class		Institutional Class	R Class
Shareholder Fees (fees paid directly from your investment)(1):	None	(2)	None	None
Redemption Fee (as a percentage of exchange price or amount redeemed)(3)	None		None	None
Annual Fund Operating Expenses (expenses that are deducted from High Yield Bond Fund assets):
Management Fee(7)	0.83%		0.83%	0.83%
Distribution and/or Service (12b-1) Fees	0.25	%(4)	0.00%	0.50	%(4)
Other Expenses	0.69%		0.69%	0.69%
Acquired Fund Fees and Expenses(5)	0.02%		0.02%	0.02%
Total Annual Fund Operating Expenses(6)	1.79%		1.54%	2.04%
Less Expense Waiver/Reimbursement(7)	-0.78%		-0.78%	-0.78%
Net Annual Fund Operating Expenses(6)	1.01%		0.76%	1.26%

(1) The High Yield Bond Fund charges a fee of $10 for each wire redemption, subject to change without notice.

(2) Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA and 403(b)(7) accounts that purchase Individual Investor Class shares are charged an annual custodial fee of $12.

(3) Prior to March 27, 2008 shares redeemed or exchanged within 45 days of acquisition were subject to a redemption fee. The Board of Trustees terminated the redemption fee effective March 27, 2008.

(4) Due to the 12b-1 fee imposed on Individual Investor Class and R Class shares of the High Yield Bond Fund, shareholders may, depending on the length of time they hold their shares, pay more than the economic equivalent of the maximum front-end sales load permitted by applicable regulations.

(5) Acquired Fund Fees and Expenses represent expenses indirectly borne by the High Yield Bond Fund through its investment in other investment companies (including Pax World Money Market Fund) and certain pooled investment vehicles.

(6) Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses shown may vary from net expenses shown in the financial highlights table below because the financial highlights table does not include Acquired Fund Fees and Expenses.

(7) The High Yield Bond Fund’s investment adviser has contractually agreed to reduce the High Yield Bond Fund’s management fee to 0.50% until at least December 31, 2011. In addition, the investment adviser has contractually agreed to reimburse the High Yield Bond Fund to the extent its “Other Expenses” (excluding Acquired Fund Fees and Expenses exceed 0.24% of the average daily net assets of the High Yield Bond Fund. This reimbursement arrangement will remain in effect until at least December 31, 2011.

Example Expenses The table below is intended to help an investor compare the cost of investing in Individual Investor Class, Institutional Class and R Class shares of the High Yield Bond Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Individual Investor Class, Institutional Class or R Class shares of the High Yield Bond Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the High Yield Bond Fund’s operating expenses remain the same throughout those periods, except that the High Yield Bond Fund’s total operating expenses are assumed to be its “Net Annual Fund Operating Expenses”, as shown in the “Annual Fund Operating Expenses” table above, for the period during which any expense waivers or reimbursements are in effect. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 year	5 year	10 year
Individual Investor Class	$103	$322	$650	$1,820
Institutional Class	$78	$243	$516	$1,541
R Class	$128	$400	$783	$2,092

Pax World Women’s Equity Fund

(the “Women’s Equity Fund”)

Risk/Return Summary

Investment Objective

The Women’s Equity Fund’s investment objective is to seek long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, the Women’s Equity Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks). In selecting investments, the Women’s Equity Fund’s investment adviser applies sustainable investing criteria, emphasizing companies that promote gender equity through internal policies and programs, transparency regarding the effectiveness of those policies and programs, and accountability among employees to assure implementation and observance of the same. The Women’s Equity Fund may invest in securities of companies with any market capitalization.

The Women’s Equity Fund may invest up to 45% of its assets in securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”). The Women’s Equity Fund may invest no more than 25% of its assets in securities of non-U.S. issuers other than ADRs. The Women’s Equity Fund’s investments in securities of non-U.S. issuers, if any, may include investments in emerging markets and may be diversified across multiple countries or geographic regions, or may be focused in a single country or geographic region.

The Women’s Equity Fund’s investment adviser selects securities on a company-by-company basis primarily through use of fundamental analysis. The Fund may invest in both growth and value companies and may emphasize one or the other based on its assessment of economic and market conditions.

In selecting investments for the Women’s Equity Fund, the investment adviser seeks to emphasize companies with long-term records of stable operating characteristics and the ability to achieve sustainable returns on invested capital. In selecting growth companies, the Women’s Equity Fund’s investment adviser will seek companies it believes have above-average long-term growth potential, and select investments based, among other factors, on strong management, demonstrated growth in earnings and sales, superior industry positions and competitive advantages over industry peers.

In selecting value companies, the Women’s Equity Fund’s adviser will attempt to identify companies that exhibit the following characteristics: attractive valuation (considering factors such as price-to-earnings ratio, price-to-book ratio and/or price-to-cash flow ratio), a healthy and/or improving balance sheet, overall financial strength and catalysts for changes that improve future earnings prospects.

The Women’s Equity Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified to meet redemption requests, or if a company no longer meets Pax World’s environmental, social or governance standards.

The Women’s Equity Fund may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes.

Although the Women’s Equity Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the Women’s Equity Fund may be significant.

In response to unfavorable market and other conditions, the Women’s Equity Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Women’s Equity Fund may not achieve its investment objective if it does so.

Except as otherwise noted in this Prospectus or the Statement of Additional Information, the Women’s Equity Fund’s investment objectives and policies are not fundamental, and may be changed without a vote of shareholders.

Sustainable Investing The Women’s Equity Fund seeks to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Women’s Equity Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products, or engage in unethical business practices. Please see “Sustainable Investing” below.

Gender Criteria

The Women’s Equity Fund seeks to invest primarily in companies that, in addition to meeting Pax World’s other financial, environmental, social and governance criteria, take affirmative steps to attract, retain and promote women, and to advance gender equity and women’s empowerment in the workplace and beyond. Specifically, the Women’s Equity Fund endeavors to invest in companies that promote gender equity through internal policies and programs, transparency regarding the effectiveness of those policies and programs and accountability among employees to assure implementation and observance of the same. Examples include:

•        Promotion of women to top executive positions and compensating them accordingly;

•        Representation of women on the board of directors and in senior management;

•        Strong support from senior executives for workplace equality;

•        Career development and training programs for women employees;

•        Close monitoring of hiring and promotion activity to assure gender equity;

•        Programs to address work/life balance concerns, including in particular women’s health, safety and childcare responsibilities;

•        Programs to address discrimination against women and to protect women from harassment and violence;

•        Use of women-owned companies as vendors and service providers;

•        Positive images of women in their advertising, promotion and marketing; and

•        Accountability and transparency to employees, investors and the communities in which they operate.

When possible, the Women’s Equity Fund endeavors to vote shareholder proxies in accordance with gender criteria, in addition to other environmental, social and governance criteria; to engage in dialogue with corporate management on issues of concern; to initiate and support shareholder resolutions on gender-related issues; and to support public policy initiatives that promote greater corporate transparency, accountability and social responsibility on issues of gender equality. The Women’s Equity Fund also endeavors to avoid investing in companies involved in the exploitation and trafficking of women, whose products demean women or who use negative stereotypes in their advertising, promotion or marketing. Similarly, the Women’s Equity Fund endeavors to avoid companies that fail to provide a safe work environment for women by encouraging or tolerating harassment, as well as companies that have a history or pattern of discrimination or mistreatment of women. The Women’s Equity Fund may also invest in community development financial institutions, including micro-credit or micro-finance institutions (financial institutions that provide financial services and loans to entrepreneurs and individuals in emerging market economies) that advance women’s equity and sustainable development around the globe.

Principal Risks

The principal risks of investing in the Women’s Equity Fund are described below.

•        Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Women’s Equity Fund’s investments.

•        Non-U.S. Securities Risk Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Women’s Equity Fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Women’s Equity Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for non-U.S. securities. In the event of a default in connection with certain debt securities issued by foreign governments, the Women’s Equity Fund may have very limited recourse, if any. Additionally, foreign governments may impose taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. Emerging market securities are likely to have greater exposure to the risks discussed above. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries. Emerging market countries also are more prone to rapid social, political and economic changes than more developed countries. To the extent the Women’s Equity Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

•        Management Risk Investment decisions made by the Women’s Equity Fund’s investment adviser may cause the Women’s Equity Fund to experience losses or to underperform other mutual funds with similar investment objectives.

•        Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Women’s Equity Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•        Value Securities Risk The Women’s Equity Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities the investment adviser believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If the investment adviser’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the investment adviser anticipates.

•        Growth Securities Risk Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•        Issuer Risk The value of a security may fluctuate due to factors particular to the entity that issued the security (such as labor or materials shortages, production cost overruns, excess financial leverage, supply and demand issues or mismanagement) that are not common to that entity’s industry or to the market generally.

•        Convertible Securities Risk Convertible securities are generally preferred stocks and other securities, including debt securities and warrants, that are convertible into or exercisable for common stock of the issuer (or cash or securities at equivalent value) at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. In the event of a liquidation of the issuer, holders of convertible securities generally would be paid before the issuer’s common stockholders, but after holders of any senior debt obligations of the issuer. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, the Women’s Equity Fund may be forced to convert a security before it would otherwise choose, which may decrease the Women’s Equity Fund’s return.

•        Derivatives Risk Derivatives are financial contracts whose values are derived from traditional securities, assets, reference rates or market indices. Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Women’s Equity Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in un expected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Women’s Equity Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Women’s Equity Fund’s derivative positions at times when the Women’s Equity Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Women’s Equity Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

•        Small- and Medium–Sized Company Risk Investing in securities of small- and medium-sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt and erratic share price changes than larger, more established companies. Securities of these types of companies may have limited liquidity, and their prices may be more volatile.

•        Turnover Risk A change in the securities held by the Women’s Equity Fund is known as “portfolio turnover.” High portfolio turnover involves correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely affect the Women’s Equity Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Women’s Equity Fund’s performance.

•    Sustainable Investing Risk The Women’s Equity Fund’s sustainable investing policies may inhibit the Women’s Equity Fund’s ability to participate in certain attractive investment opportunities that otherwise would be consistent with its investment objective and other principal investment strategies.

There are other circumstances (including additional risks not described above) that could cause the Women’s Equity Fund not to achieve its investment objective. As with all mutual funds, shareholders of the Women’s Equity Fund may lose money. For a discussion of additional risks applicable to the Women’s Equity Fund, please see the section captioned “Investments and Special Considerations; Risk Factors” in the Statement of Additional Information. An investment in the Women’s Equity Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

Calendar Year Total Returns The bar chart below presents the calendar year total returns for Individual Investor Class shares of the Women’s Equity Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the Women’s Equity Fund by showing changes in the Women’s Equity Fund’s performance from year to year. The returns shown include the reinvestment of dividends and distributions. Returns for Institutional Class shares of the Women’s Equity Fund would be higher than returns for Individual Investor Class shares because Institutional Class shares pay lower expenses than Individual Investor shares. Returns reflect any expense reduction arrangements. If these arrangements had not been in place, returns would have been lower. On October 29, 2007, the Women’s Equity Fund acquired the assets and assumed the liabilities of the original Women’s Equity Fund, a series of Professionally Managed Portfolios (the “Original Women’s Equity Fund”) pursuant to a plan of reorganization that was approved by the shareholders of the Original Women’s Equity Fund. Prior to the acquisition the investment adviser to the Original Women’s Equity Fund was FEMMX Financial, and the investment adviser to the Original Women’s Equity Fund was FEMMX Financial, and the current Women’s Equity Fund had no assets or liabilities. Shares were transferred on a one-to-one basis for both Individual Investor Class (formerly referred to as “Retail Class”) and Institutional Class, in a tax free exchange, having no affect on the Fund’s operations. Calendar year total returns shown for all periods prior to 2007 are those of the Retail Class shares of the Original Women’s Equity Fund. The returns shown have not been adjusted to reflect any differences in expenses between the Original Women’s Equity Fund and the Women’s Equity Fund. Past performance is not necessarily an indication of future results.

Individual Investor Class

For the periods shown in the bar chart:	Best quarter: 4th quarter 1998, 22.18%
Worst quarter: 3rd quarter 2002, -14.42%

Average Annual Total Returns The performance table below presents the average annual total returns for Individual Investor Class and Institutional Class shares of Women’s Equity Fund. Performance information prior to October 29, 2007 reflects that of the Original Women’s Equity Fund, the predecessor to the Women’s Equity Fund. The performance table is intended to provide some indication of the risks of investment in the Women’s Equity Fund by showing how the Women’s Equity Fund’s average annual total returns compare with the returns of a broad-based securities market index over a one-year, five-year and ten-year period. The returns shown include the reinvestment of dividends and distributions and reflect fee waiver and expense reimbursement arrangements, if any. If these arrangements had not been in effect, the total returns would have been lower than those shown. Returns are shown before taxes for all classes of shares and after taxes on distributions and after taxes on distributions and sale of shares for Individual Investors Class shares only. After-tax returns for Institutional Class shares will vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

	Period ended December 31, 2007
Share class	1 year	5 year	10 year
Individual Investor Class(1)
Return Before Taxes	10.58%	10.47%	6.89%
Return After Taxes	9.03%	9.96%	6.23%
Return After Taxes and Distributions	8.62%	9.05%	5.85%
Institutional Class(2)
Return Before Taxes	10.92%	10.59%	6.94%
S&P 500 Index(3),(6)	5.49%	12.82%	5.91%
Russell 3000 Index(4),(6)	5.14%	13.63%	6.22%
Lipper Multi-Cap Core Funds Index(5),(6)	5.97%	14.08%	6.46%

(1) Pax World Women’s Equity Fund, a series of Pax World Funds Series Trust I, acquired the Women’s Equity Fund on October 29, 2007. Performance information shown for periods prior to the acquisition reflects the performance of the Retail Class shares of the acquired Women’s Equity Fund, which has not been adjusted to reflect any differences in expenses between the acquired Women’s Equity Fund and the Pax World Women’s Equity Fund; if such expense adjustments were reflected, the returns would be higher than those shown.

(2) Inception of Institutional Class shares is April 19, 2006. Pax World Women’s Equity Fund, a series of Pax World Funds Series Trust I, acquired the Women’s Equity Fund on October 29, 2007. Performance information shown for periods prior to the acquisition represents the performance of the acquired Women’s Equity Fund. The performance information shown for Institutional Class shares represents the performance of the Retail Class shares of the acquired Women’s Equity Fund shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares or to reflect any differences in expenses between the acquired Women’s Equity Fund and the Pax World Women’s Equity Fund. If such expense adjustments and allocable expenses were reflected, the returns would be higher than those shown. Institutional Class Inception date return since April 19, 2006 is 8.79% (annualized).

(3) The S&P 500 Index is an unmanaged index of large capitalization common stocks.

(4) The Russell 3000 Index measures the performance of the broad U.S. Equity universe, representing approximately 98% of the U.S. Equity market.

(5) The Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi- Cap Value Funds Average. The Lipper Multi-Cap Core Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time. The Lipper Multi-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator

(6) Unlike the Women’s Equity Fund, the S&P 500 Index, the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Fees & Expenses

The tables below describe the fees and expenses that investors may pay if they buy and hold Individual Investor Class or Institutional Class shares of the Women’s Equity Fund. The fees and expenses associated with an investment in the Women’s Equity Fund are among several factors that an investor should consider before investing. “Other Expenses” include operating expenses, such as trustees’ and professional fees, registration fees, expenses relating to the preparation of shareholder reports, and transfer agency and custodian fees.

	Individual Investor Class		Institutional Class
Shareholder Fees (fees paid directly from your investment)(1):	None	(2)	None
Annual Fund Operating Expenses (expenses that are deducted from Women’s Equity Fund assets):
Management Fee	0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25	%(3)	0.00%
Other Expenses(4)	0.79%		0.75%
Total Annual Fund Operating Expenses	1.79%		1.50%
Less Expense Waiver/Reimbursement(5)	-0.55%		-0.51%
Net Annual Fund Operating Expenses	1.24%		0.99%

(1) The Women’s Equity Fund charges a fee of $10 for each wire redemption, subject to change without notice.

(2) Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA and 403(b)(7) accounts that purchase Individual Investor Class shares are charged an annual custodial fee of $12.

(3) Due to the Rule 12b-1 fee imposed on Individual Investor Class shares, shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by applicable regulations.

(4) “Other Expenses” are based on corresponding amounts for the Original Women’s Equity Fund for the most recently ended fiscal year.

(5) The Women’s Equity Fund’s investment adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses) allocable to Individual Investor Class shares and Institutional Class shares of the Women’s Equity Fund to the extent such expenses exceed 1.24% and 0.99% of the average daily net assets of Individual Investor Class shares and Institutional Class shares, respectively, of the Women’s Equity Fund. This reimbursement arrangement will remain in effect until at least December 31, 2010.

Example Expenses The table below is intended to help an investor compare the cost of investing in Individual Investor Class and Institutional Class shares of the Women’s Equity Fund with the cost of investing in other mutual funds. The table assumes that an investor invests $10,000 in Individual Investor Class or Institutional Class shares of the Women’s Equity Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Women’s Equity Fund’s operating expenses remain the same throughout those periods, except that the Women’s Equity Fund’s total operating expenses are assumed to be its “Net Annual Fund Operating Expenses,” as shown in the “Annual Fund Operating Expenses” table above, for the periods during which any expense waivers or reimbursements are in effect. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 year	5 year	10 year
Individual Investor Class	$126	$393	$806	$1,960
Institutional Class	$101	$315	$665	$1,651

Pax World Global Green Fund

(the “Green Fund”)

Risk/Return Summary

Investment Objective

The Green Fund’s investment objective is to seek long term growth of capital by investing in companies whose businesses and technologies focus on mitigating the environmental impacts of commerce.

Principal Investment Strategies

Under normal market conditions, the Green Fund will invest primarily in equity securities (such as common stocks, preferred stocks, and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of non-U.S. issuers. The Green Fund invests in environmental markets—companies whose businesses and technologies focus mitigating the environmental impacts of commerce, including such areas as alternative energy and energy efficiency; water treatment and pollution control; and waste technology and resource management.

The Green Fund’s sub-adviser selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The sub-adviser attempts to identify companies for possible investment by analyzing their valuations and growth prospects based on their market and competitive position, financial condition and economic, political and regulatory environment. The following characteristics may also be considered in analyzing the attractiveness of such companies: valuation factors such as price-to-earnings ratio; price-to-book ratio and/or price-to-cash flow ratio; a healthy balance sheet; overall financial strength; and catalysts for changes that improve future earnings prospects. The Green Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may buy stocks in any sector or industry, and it is not limited to investing in securities of a specific market capitalization and may hold securities of large, medium and/or small capitalization companies.

The Green Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests, or if a company no longer meets Pax World’s environmental, social or governance standards.

The Green Fund may invest without limit in securities of non-U.S. issuers. The Green Fund’s investments in securities of non-U.S. issuers may include investments in emerging markets and may be diversified across multiple countries or geographic regions, or may be focused on a select geographic region, although the Green Fund will normally invest in issuers located in at least three countries.

The Green Fund may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes.

Although the Green Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the Green Fund may be significant.

In response to unfavorable market or other conditions, the Green Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Green Fund may not achieve its investment objective if it does so.

Except as otherwise noted in this Prospectus or the Statement of Additional Information, the Green Fund’s investment objectives and policies are not fundamental, and may be changed without a vote of shareholders.

Sustainable Investing The Green Fund seeks to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards, with a particular emphasis on environmental markets. The Green Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices. Please see “Sustainable Investing” below.

The Green Fund seeks to invest in companies with positive overall environmental performance and whose products or services help other companies and societies improve their environmental performance. In this regard, the Fund invests in companies whose businesses and technologies focus on goods and services that mitigate the environmental impacts of commerce, including such areas as alternative energy and energy efficiency; water treatment and pollution control; and waste technology and resource management. The Fund avoids investing in companies with significant environmental problems or worsening environmental profiles, and applies avoidance criteria on environmental issues identical to those of the other Pax World Funds.

Principal Risks

The principal risks of investing in the Green Fund are described below.

•        Non-U.S. Securities Risk Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some or all of the Green Fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the International Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for non-U.S. securities. In the event of a default in connection with certain debt securities issued by foreign governments, the Green Fund may have very limited recourse, if any. Additionally, foreign governments may impose withholding taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. Emerging market securities are likely to have greater exposure to the risks discussed above. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries. Emerging market countries are also more prone to rapid social, political and economic changes than more developed countries. To the extent the Green Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

•        Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Green Fund’s investments.

•        Management Risk Investment decisions made by the Green Fund’s investment adviser or sub-adviser may cause the Green Fund to experience losses or to underperform other funds with similar investment objectives.

•        Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Green Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•        Issuer Risk The value of a security may fluctuate due to factors particular to the issuer or counterparty (such as labor or materials shortages, production cost overruns, excess financial leverage, supply and demand issues or mismanagement) that are not common to that entity’s industry or to the market generally.

•        Turnover Risk A change in the securities held by the Green Fund is known as “portfolio turnover.” High portfolio turnover involves correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely affect the Green Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Green Fund’s performance.

•        Convertible Securities Risk Convertible securities are generally preferred stocks and other securities, including debt securities and warrants, that are convertible into or exercisable for common stock of the issuer (or cash or securities at equivalent value) at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. In the event of a liquidation of the issuer, holders of convertible securities generally would be paid before the issuer’s common stockholders, but after holders of any senior debt obligations of the issuer. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, the Green Fund may be forced to convert a security before it would otherwise choose, which may decrease the Green Fund’s return.

•        Derivatives Risk Derivatives are financial contracts whose values are derived from traditional securities, assets, reference rates or market indices. Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Global Green Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Global Green Fund’s potential in ability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Global Green Fund’s derivative positions at times when the Global Green Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Global Green Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

•        Sustainable Investing Risk The Green Fund’s sustainable investing policies may inhibit the Green Fund’s ability to participate in certain attractive investment opportunities that otherwise would be consistent with its investment objective and other principal investment strategies.

There are other circumstances (including additional risks not described above) that could cause the Green Fund not to achieve its investment objective. As with all mutual funds, shareholders of the Green Fund may lose money. For a discussion of additional risks applicable to the Green Fund, please see the section captioned “Investments and Special Considerations; Risk Factors” in the Statement of Additional Information. An investment in the Green Fund is not a deposit in a bank and is not insured by the Federal Deposit Insurance Corporation of any other government agency.

Fund Performance

Because the Green Fund is a newly-formed fund that has yet to commence operations, no performance information is available.

Fees & Expenses

The tables below describe the fees and expenses that investors may pay if they buy and hold Individual Investor Class, Institutional Class or R Class shares of the Green Fund. The fees and expenses associated with an investment in the Green Fund are among several factors that an investor should consider before investing. “Other Expenses” include operating expenses such as trustees’ and professional fees, registration fees, expenses relating to the preparation of shareholder reports and transfer agency and custodian fees.

	Individual Investor Class		Institutional Class	R Class
Shareholder Fees (fees paid directly from your investment)(1):	None	(2)	None	None
Annual Fund Operating Expenses (expenses that are deducted from Green Fund assets):
Management Fee	0.90%		0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25	%(3)	0.00%	0.50	%(3)
Other Expenses(4)	8.16%		8.16%	8.16%
Total Annual Fund Operating Expenses	9.31%		9.06%	9.56%
Less Expense Waiver/Reimbursement(5)	-7.91%		-7.91%	-7.91%
Net Annual Fund Operating Expenses	1.40%		1.15%	1.65%

(1) The Green Fund charges a fee of $10 for each wire redemption, subject to change without notice.

(2) Individual Retirement Account (IRA). Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA and 403(b)(7) accounts that purchase Individual Investor Class shares are charged an annual custodial fee of $12.

(3) Due to the Rule 12b-1 fee imposed on Individual Investor Class and R Class shares, shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by applicable regulations.

(4) “Other Expenses” are based on estimated amounts for the Green Fund’s initial fiscal year.

(5) The Green Fund’s investment adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses) allocable to Individual Class, Institutional Class and R Class shares of the Green Fund to the extent such expenses exceed 1.40%, 1.15% and 1.65% of the average daily net assets of Individual Investor Class, Institutional Class and R Class shares, respectively. This reimbursement arrangement will remain in effect through at least December 31, 2011.

Example Expenses The table below is intended to help an investor compare the cost of investing in Individual Investor Class, Institutional Class and R Class shares of the Green Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Individual Investor Class, Institutional Class or R Class shares of the Green Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Green Fund’s operating expenses remain the same throughout those periods, except that the Green Fund’s total operating expenses are assumed to be its “Net Annual Fund Operating Expenses,” as shown in the “Annual Fund Operating Expenses” table above, for the periods during which any expense waivers or reimbursements are in effect. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 year
Individual Investor Class	$143	$443
Institutional Class	$117	$365
R Class	$168	$520

Financial Highlights

The financial highlights table below is intended to help investors understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). Because the Small Cap Fund, the International Fund and the Green Fund are newly-formed funds that have yet to commence operations, no Financial Highlights information is available for such funds. The information provided for the Balanced Fund, the Growth Fund, the Value Fund and the High Yield Bond Fund for all periods and the information provided for the Women’s Equity Fund for the period April 1, 2007 through December 31, 2007 has been derived from the Funds’ financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations
	Net asset	Net	Net		Distributions to shareholders
	value, beginning of period	investment income (loss)(1)	realized and unrealized gain (loss)(1)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital
Balanced Fund
Individual Investor Class
For the Year Ended December 31, 2007	$24.53	$0.44	$1.87	$2.31	$0.43	$1.10	$—
For the Year Ended December 31, 2006	23.65	0.38	2.14	2.52	0.39	1.25	—
For the Year Ended December 31, 2005	23.22	0.31	0.94	1.25	0.28	0.54	—
For the Year Ended December 31, 2004	20.68	0.23	2.53	2.76	0.22	—	—
For the Year Ended December 31, 2003	17.82	0.20	2.87	3.07	0.20	—	0.01
Institutional Class
For the Period Ended December 31, 2007(6)	$24.95	$0.38	$1.56	$1.94	$0.33	$1.03	$—
R Class
For the Period Ended December 31, 2007(6)	$24.95	$0.45	$1.44	$1.89	$0.22	$1.03	$—

Growth Fund
Individual Investor Class
For the Year Ended December 31, 2007	$12.53	$(0.03)	$1.70	$1.67	$—	$1.64	$—
For the Year Ended December 31, 2006	12.82	(0.07)	(0.22)	(0.29)	—	—	—
For the Year Ended December 31, 2005	11.96	(0.07)	0.93	0.86	—	—	—
For the Year Ended December 31, 2004	9.80	(0.12)	2.28	2.16			—
For the Year Ended December 31, 2003	7.26	(0.09)	2.63	2.54			—
Institutional Class						—
For the Period Ended December 31, 2007(6)	$13.10	$0.12	$0.99	$1.11		$1.53	$—
R Class
For the Period Ended December 31, 2007(6)	$13.10	$0.04	$1.04	$1.09		$1.53	$—

(1) Based on average shares outstanding during the period.

(2) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

(3) Ratios representing periods of less than one year have been annualized.

(4) Portfolio turnover is representative of the fund; not annualized.

with such financial statements, is included in the Funds’ annual report to shareholders. The information provided for the Women’s Equity Fund for all periods ended March 31, 2007 has been derived from the financial statements of the Women’s Equity Fund, which have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm. The Fund’s annual report for the year ended December 31, 2007 is incorporated by reference into the Statement of Additional Information and is available without charge upon request by writing to Pax World at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801, by telephoning (toll-free) 800.767.1729 or by visiting the Pax World website at www.paxworld.com.

December 31, 2007

						Ratios to average net assets(3)
	Total distributions	Redemption Fees	Net asset value, end of period	Total return(2)	Net assets end of period (in $MM’s)	Net expenses excluding custody credits	Net investment income (loss)		Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover(4)
Balanced Fund
Individual Investor Class
For the Year Ended December 31, 2007	$1.53	$—	$25.31	9.44%	$2,444	0.96%	1.70	%(5)	0.96%	0.96%	38%
For the Year Ended December 31, 2006	1.64	—	24.53	10.71%	2,181	0.94%	1.54	%(5)	0.94%	0.94%	29%
For the Year Ended December 31, 2005	0.82	—	23.65	5.39%	1,929	0.96%	1.32%		0.96%	0.96%	22%
For the Year Ended December 31, 2004	0.22	—	23.22	13.39%	1,462	0.95%	1.07%		0.95%	0.95%	33%
For the Year Ended December 31, 2003	0.21	—	20.68	17.27%	1,224	0.99%	1.09%		0.99%	0.99%	19%
Institutional Class
For the Period Ended December 31, 2007(6)	$1.36	$—	$25.53	7.84%	$20	0.71%	1.95%		0.71%	0.71%	38%
R Class
For the Period Ended December 31, 2007(6)	$1.25	$—	$25.59	7.61%	$—	1.21%	1.43%		1.21%	1.21%	38%

Growth Fund
Individual Investor Class
For the Year Ended December 31, 2007	$1.64	$—	$12.56	13.39%	$105	1.51%	(0.19)%		1.50%	1.76%	66%
For the Year Ended December 31, 2006	—	—	12.53	(2.26)%	106	1.50%	(0.56)%		1.50%	1.77%	117%
For the Year Ended December 31, 2005	—	—	12.82	7.19%	98	1.51%	(0.56)%		1.50%	2.06%	105%
For the Year Ended December 31, 2004	—	—	11.96	22.04%	65	1.51%	(1.09)%		1.50%	2.01%	93%
For the Year Ended December 31, 2003		—	9.80	34.99%	41	1.50%	(1.10)%		1.50%	2.56%	117%
Institutional Class
For the Period Ended December 31, 2007(6)	$1.53	—	$12.68	8.53%	$3	1.26%	1.27%		1.25%	1.51%	66%
R Class
For the Period Ended December 31, 2007(6)	$1.53	$—	$12.66	8.37%	$0	1.76%	0.45%		1.75%	2.01%	66%

(5) The Balanced Fund received litigation settlements in the amounts of $1,250,000 in 2007 and $719,133 in 2006. Had these amounts not been included in income, the income ratios would have been 1.64% and 1.50% for the years ended December 31, 2007 and 2006, respectively.

(6) Per share data is reflected from class inception date of April 2, 2007.

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss)(1)	Total from investment operations	From net investment income	From net realized pains		Tax return of capital
Value Fund
Individual Investor Class
For the Period Ended December 31, 2007(5)	$10.00	$0.04	$(0.04)	$(0.01)	$0.03	$0.02		$—
Institutional Class
For the Period Ended December 31, 2007(5)	$10.00	$0.05	$(0.03)	$—	$0.04	$0.02		$—
R Class
For the Period Ended December 31, 2007(5)	$10.00	$0.04	$(0.04)	$(0.01)	$0.03	$0.02		$—

High Yield Bond Fund
Individual Investor Class
For the Year Ended December 31, 2007	$8.54	$0.63	$(0.14)	$0.49	$0.63	$0.03		$—
For the Year Ended December 31, 2006	8.35	0.62	0.19	0.81	0.62	0.00	(7)	—
For the Year Ended December 31, 2005	8.85	0.57	(0.37)	0.20	0.59	0.06		0.05
For the Year Ended December 31, 2004	8.64	0.56	0.27	0.83	0.60	0.02		—
For the Year Ended December 31, 2003	7.89	0.54	0.75	1.29	0.54	—		—
Institutional Class
For the Year Ended December 31, 2007	$8.54	$0.65	$(0.17)	$0.48	$0.65	$0.03		$—
For the Year Ended December 31, 2006	8.35	0.64	0.19	0.83	0.64	0.00		—
For the Year Ended December 31, 2005	8.85	0.59	(0.36)	0.23	0.62	0.06		0.05
For the Period Ended December 31, 2004(9)	8.44	0.34	0.46	0.80	0.37	0.02		—
R Class
For the Period Ended December 31, 2007(10)	$8.68	$0.45	$(0.29)	$0.16	$0.47	$0.03		$—

Women’s Equity Fund(11)
Individual Investor Class
For the Period Ended December 31, 2007	$21.86	$0.07	$2.13	$2.20	$0.10	$1.95		$—
For the Year Ended March 31, 2007(12)	21.24	0.11	1.10	1.21	0.11	0.48
For the Year Ended March 31, 2006(12)	20.48	0.08	1.18	1.26	0.08	0.42		—
For the Year Ended March 31, 2005(12)	19.40	0.05	1.05	1.10	0.02	—		—
For the Year Ended March 31, 2004(12)	14.67	(0.01)	4.74	4.73	—	—		—
For the Year Ended March 31, 2003(12)	18.50	0.01	(3.84)	(3.83)	—	—		—
Institutional Class
For the Period Ended December 31, 2007	$21.86	$0.13	$2.12	$2.25	$0.13	$1.95		$—
For the Period Ended March 31, 2007(13)	21.53	0.17	0.82	0.99	0.18	0.48		—

(1) Per share information for the Value Fund and High Yield Bond Fund is based on average shares outstanding during the period.

(2) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

(3) Ratios representing periods of less than one year have been annualized.

(4) Portfolio turnover is representative of the fund; not annualized.

(5) Per share data for all classes of the Value Fund reflected from Fund inception date of September 17, 2007.

(6) Rounds to less than $0.01.

(6) Total return calculation includes a non-recurring reimbursement recorded as a capital contribution. Excluding the effect of this payment on the Fund’s ending net assets per share, the total return for the year ended December 31, 2007 would have been 5.42%.

(7) Includes additional expense reimbursement.

(9) Per share data and total return for High Yield Bond Fund — Institutional Class reflected from class inception date of June 1, 2004.

December 31, 2007

								Ratios to average net assets(3)
	Total distributions	Redemption Fees		Net asset value, end of period	Total return(2)		Net assets end of period (in $MM’s)	Net expenses excluding custody credits	Net investment income	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers		Portfolio Turnover(4)
Value Fund
Individual Investor Class
For the Period Ended December 31, 2007(5)	$0.05	$—		$9.95	0.03%		$2	1.66%	1.33%	1.49%	15.27%		8%
Institutional Class
For the Period Ended December 31, 2007(5)	$0.06	$—		$9.95	0.10%		$—	1.41%	1.58%	1.24%	15.02%		8%
R Class
For the Period Ended December 31, 2007(5)	$0.05	$—		$9.95	-0.05%		$—	1.91%	1.08%	1.74%	15.52%		8%

High Yield Bond Fund
Individual Investor Class
For the Year Ended December 31, 2007	$0.66	$—	(6)	$8.37	5.80	%(7)	$78	1.00%	7.31%	0.99%	1.44%		26%
For the Year Ended December 31, 2006	0.62	—	(6)	8.54	10.11%		71	1.15%	7.35%	1.15%	1.70%		46%
For the Year Ended December 31, 2005	0.70	—	(6)	8.35	2.32%		57	1.51%	6.57%	1.50%	2.26%		65%
For the Year Ended December 31, 2004	0.62	—	(6)	8.85	10.00%		46	1.50%	6.46%	1.50%	2.13%		95%
For the Year Ended December 31, 2003	0.54	—		8.64	16.90%		48	1.50%	6.56%	1.50%	2.07	%(8)	131%
Institutional Class
For the Year Ended December 31, 2007	$0.68	$—	(6)	$8.34	5.68%		$19	0.75%	7.59%	0.74%	1.19%		26%
For the Year Ended December 31, 2006	0.64	—	(6)	8.54	10.41%		10	0.88%	7.63%	0.88%	1.42%		46%
For the Year Ended December 31, 2005	0.73	—	(6)	8.35	2.68%		10	1.16%	6.94%	1.15%	1.91%		65%
For the Period Ended December 31, 2004(9)	0.39	—		8.85	9.65%		6	1.15%	6.85%	1.15%	1.93%		95%
R Class
For the Period Ended December 31, 2007(10)	$0.50	$—		$8.34	1.94%		$0	1.25%	7.29%	1.24%	1.69%		26%

Women’s Equity Fund(11)
Individual Investor Class
For the Period Ended December 31, 2007	$2.05	$—	(6)	$22.01	10.13%		$33	1.29%	0.37%	1.29%	1.67%		32%
For the Year Ended March 31, 2007(12)	0.59	—	(6)	21.86	5.67%		33	1.34%	0.50%	1.34%	1.79%		25%
For the Year Ended March 31, 2006(12)	0.50	—	(6)	21.24	6.20%		35	1.48%	0.38%	1.48%	1.96%		22%
For the Year Ended March 31, 2005(12)	0.02	—		20.48	5.66%		33	1.50%	0.30%	1.50%	1.98%		8%
For the Year Ended March 31, 2004(12)	—	—		19.40	32.24%		22	1.50%	-0.03%	1.50%	2.14%		16%
For the Year Ended March 31, 2003(12)	—	—		14.67	-20.75%		13	1.50%	-0.03%	1.50%	2.48%		16%
Institutional Class
For the Period Ended December 31, 2007	$2.08	$—	(6)	$22.03	10.37%		$5	0.99%	0.55%	0.99%	1.44%		32%
For the Period Ended March 31, 2007(13)	0.66	—	(6)	21.86	4.57%		5	0.99%	0.91%	0.99%	1.50%		25%

(9) Per share data reflected from class inception date of April 2, 2007.

(11) Effective October 29, 2007, the Women’s Equity Fund acquired the assets and liabilities of the Original Women’s Equity Fund, a series of Professionally Managed Portfolios. For the five years ended March 31, 2007 and for the period from April 1, 2007 through October 28, 2007, the Adviser of the Fund was FEMMX Financial. For the period from October 29, 2007 through December 31, 2007 the Adviser was Pax World Management Corp. The Original Women’s Equity Fund had a fiscal year end of March 31. Information shown for periods prior to October 29, 2007 reflect that of the Original Women’s Equity Fund.

(12) Beginning with the period from April 1, 2007 through December 31, 2007, the Women’s Equity Fund was audited by Ernst & Young LLP. The previous periods were audited by another independent registered public accounting firm.

(13) Per share data for the Women’s Equity Fund Institutional Class reflected from class inception date of April 19, 2006.

About the Funds

Sustainable Investing

Pax World Funds pursue a sustainable investing approach investing in forward-thinking companies with more sustainable business models. We identify those companies by combining rigorous financial analysis with equally rigorous environmental, social and governance analysis. The result, we believe, is an increased level of scrutiny that helps us identify better-managed companies that are leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term. By investing in those companies, we intend for our shareholders to benefit from their vision and their success.

In addition to our other sustainability criteria, the Global Green Fund focuses on environmental markets — investing in companies whose businesses and technologies mitigate the environmental impacts of commerce, including such areas as alternative energy and energy efficiency; water treatment and pollution control; and waste technology and resource management. The Women’s Equity Fund focuses on gender equity — investing in companies that take affirmative steps to attract, retain and promote women, and to advance gender equity and women’s empowerment in the workplace and beyond.

All of the Funds avoid investing in issuers that we determine are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products, or engage in unethical business practices.

Our primary goal is to produce competitive returns for our investors. By integrating environmental, social and governance criteria — what we call “sustainability” criteria — into our investment approach, Pax World also seeks to promote peace, protect the environment, advance global equity, and foster sustainable development. To denote this endeavor, the Funds have adopted the name “Pax World.”

Investors should understand that “sustainable investing” refers to the full integration of environmental, social and governance criteria into our investment approach; it does not mean that our Funds will necessarily perform in the future as they have in the past.

Environmental, Social and Governance Criteria

In seeking to invest in companies with sustainable business models that meet positive standards of corporate responsibility, the Funds seek to invest in companies with positive corporate policies and practices in the following areas:

•    Environment

•    Workplace Practices

•    Corporate Governance

•    Community

•    Product Integrity

Pax World’s environmental criteria include such issues as emissions (air, water and soil), pollution prevention, recycling and waste reduction, energy and resource efficiency, use of clean and renewable energy, climate change initiatives and other policies and practices focused on promoting sustainable development.

Pax World’s workplace criteria include such issues as diversity, equal opportunity based on gender, race, religion, age, disability or sexual orientation, workplace health and safety, employee relations, vendor standards and human rights, including indigenous peoples’ rights.

Pax World’s corporate governance criteria include such issues as board independence and diversity, executive compensation, auditor independence, shareholder rights, disclosure, conflict of interest, bribery and corruption, transparency, disclosure of political contributions, business ethics and legal and regulatory compliance.

Pax World’s community criteria include companies’ philanthropic activities, their commitment to and relationships with the communities in which they do business (including their commitment to sustainable development abroad), and in the case of financial institutions, responsible lending practices.

Pax World’s product integrity criteria include analyses of such issues as product health and safety (including public health issues associated with product abuse and addiction), animal welfare, consumer issues and emerging technology issues.

The issues highlighted above are illustrative and do not necessarily reflect the full range of environmental, social and governance criteria Pax World may apply in analyzing a particular security for investment. The availability of information about a company, issues associated with a particular industry, changing social conditions or other circumstances may affect the manner in which Pax World’s sustainability criteria are applied in a particular situation.

Companies that our Funds invest in do not necessarily meet exemplary standards in all aspects of environmental, social and governance performance; nor, we recognize, is any company perfect when it comes to corporate responsibility or sustainability. We nonetheless believe that our shareholders seek to invest in companies that adhere to positive standards in these areas. Our environmental, social and corporate governance criteria are designed to assist us in identifying those investments. We also believe that well-managed companies that maintain good relations with employees, consumers, communities, and the natural environment, and that strive to improve in those areas, will in the long run better serve investors as well.

Once a security is purchased by any of our Funds, we will endeavor to review that company’s performance on an annual basis to determine whether it continues to meet the Funds’ sustainability criteria. If it is determined after the initial purchase by a Fund that a company no longer meets Pax World’s environmental, social or governance standards (either due to acquisition, merger or other developments), the securities of that company will be eliminated from the Fund’s portfolio as soon thereafter as practicable taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market conditions, and the like. In no event, however, will that security be retained longer than six (6) months from the time Pax World determines that the company no longer meets the Funds’ environmental, social and governance criteria. This requirement may cause a Fund to dispose of a security at a time when it may be disadvantageous to do so. Given this, there can be no assurance that the Funds’ investment objectives will be achieved.

Shareholder Engagement

Once our Funds invest in a company, we take our responsibilities as a shareholder and stakeholder seriously. We vote shareholder proxies in accordance with our environmental, social and governance criteria; we engage in dialogue with corporate management on issues of concern; we initiate or support shareholder resolutions at annual stockholders meetings aimed at persuading companies to adopt higher standards of corporate responsibility; and we support public policy initiatives that promote greater corporate transparency, accountability and social responsibility.

Community and Sustainable Development

Pax World supports investing in communities and promoting sustainable development in the United States and around the globe. The Funds may invest in debt instruments issued by a range of non-corporate entities, including government agencies, states and municipalities, and may invest up to 5% of Fund assets in community development financial institutions that target underserved areas and directly support affordable housing, small businesses, community development and revitalization, heath care, education and the environment. Such investments may include investments in micro-credit or micro-finance institutions that advance women’s equity and sustainable development around the globe. Some of these investments may offer a rate of return below the then-prevailing market rate, or may subject the Funds to more credit risk than other types of debt instruments. In addition, some of these investments may be considered below investment grade, unrated, or illiquid, and may not be insured by the FDIC, and therefore involve a greater risk of default. We nevertheless believe that such investments can often offer a greater social return through their direct impact on local communities and in fostering sustainable development, and that they therefore can be appropriate investments for Pax World Funds.

As part of our global perspective, Pax World’s Global Citizen Program enables Fund shareholders to earmark portions of their dividends and/or capital gains for donation to Mercy Corps, a nonprofit philanthropic organization not otherwise affiliated with Pax World Funds or Pax World Management Corp. Through this program, Pax World shareholders can amplify the social benefits of their investments by supporting humanitarian relief efforts, peace and reconciliation initiatives, and sustainable development projects around the globe.(1)

At Pax World, we believe that our investors want to have a positive impact on corporate behavior and to promote environmental and social progress. Our sustainability criteria are designed to assist investors in achieving these objectives, helping them align their values with their financial goals. That was our mission when we launched the first socially responsible mutual fund in the United States in 1971, and it remains our mission today.

In order to address changing societal and market conditions and circumstances, Pax World may at its discretion choose to apply additional environmental, social or governance criteria or to modify the criteria outlined above, without shareholder approval.

(1) Mercy Corps is a leading humanitarian relief organization whose programs aims part of its efforts to alleviate suffering, poverty and oppression by helping people build secure, productive and just communities. In particular, Mercy Corps focuses on helping communities recovering from war or social upheaval through humanitarian relief work, sustainable development initiatives and promoting the development of civil society institutions. Mercy Corps reports that has provided $1.3 billion in assistance to people in 100 nations since 1979 and that its programs currently reach nearly 14.4 million people in more than 35 countries.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information.

Management, Organization and Capital Structure

Investment Adviser

Pax World Management Corp., 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801 (the “Adviser”), is the investment adviser for the Funds. The Adviser is responsible, either directly or through others selected by it, for the management of the Funds, subject to oversight by the Board of Trustees of Pax World Fund Series Trust I (the “Trust”), of which each Fund is a series. The Adviser is a registered investment adviser and has been an investment adviser since 1971. A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory and sub-advisory agreement is available in the Funds’ semi-annual report for the period ended June 30, 2007.

The Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

	Advisory Fee Rate
Balanced Fund	0.50%
Growth Fund	0.80%
Value Fund	0.70%
Small Cap Fund	0.75%
International Fund	0.85%
High Yield Bond Fund	0.50	%(1)
Women’s Equity Fund	0.75%
Green Fund	0.90%

(1) The Adviser has contractually agreed to reduce the High Yield Bond Fund’s management fee to 0.50% until at least December 31, 2011.

Sub-Adviser

For the Balanced, Growth, High Yield Bond, Value, Women’s Equity, Small Cap and International Funds, the Adviser retains all direct day-to-day investment management functions and responsibility. For the Green Fund, the Adviser has engaged an investment management firm (the “Sub-Adviser”) to manage the Fund’s investments. The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services. The following provides summary information about the Sub-Adviser:

Impax Asset Management Ltd. (“IAM”) is the Sub-Adviser of the Green Fund. The Sub-Adviser is a wholly-owned subsidiary of Impax Group plc, which is publicly traded on the London Stock Exchange. It has principal offices at Broughton House, 6-8 Sackville Street, London (UK) W1S 3DG. The Sub-Adviser, as of November 19, 2007, had over $2 billion of funds under management. IAM is the manager or sub-adviser of eight funds that invest globally in the stocks of companies that are active in “green markets,” particularly in the alternative energy, energy efficiency, water treatment, pollution control, waste technology and resource management sectors.

Portfolio Managers

The following provides additional information about the individual portfolio managers who have primary responsibility for managing the Funds’ investments.

Christopher H. Brown is Chief Investment Strategist for the Adviser and is the Portfolio Manager of the Balanced Fund and is a Co-Portfolio Manager of the Growth Fund. Mr. Brown has been responsible for the management of the Balanced Fund since 1998 and for the management of the Growth Fund since November 2006. Mr. Brown is a graduate of the Boston University School of Management with a concentration in Finance.

Anthony Trzcinka is a Co-Portfolio Manager of the Growth Fund. Mr. Trzcinka has been responsible for the management of the Growth Fund since November 2006 and has been a portfolio manager with the Adviser since 2003. Prior to joining the Adviser, Mr. Trzcinka spent over 3 years at AEW Capital Management as an Assistant Vice President. Mr. Trzcinka has 11 years of investment experience and 15 years of overall finance experience. Mr. Trzcinka has a Masters of Business Administration from Northeastern University, a Bachelor of Arts from the University of Massachusetts and is a Chartered Financial Analyst. Mr. Trzcinka is a member of the Boston Security Analyst Society and the CFA institute.

Sujatha R. Avutu is a Senior Portfolio Manager for the Adviser and is the Portfolio Manager of the Value Fund and of the Women’s Equity Fund. Ms. Avutu has been responsible for the management of the Value Fund since its inception and for the Pax World Women’s Equity Fund since October 29, 2007. Prior to joining the Adviser, Ms. Avutu spent over eight years at Evergreen Investments, where she was Managing Director and lead Portfolio Manager for Evergreen Equity Income Fund. She has over fifteen years of investment management experience. Ms. Avutu received her Bachelor of Science degree from the University of Dayton with a concentration in Finance, and a Masters of Business Administration with concentrations in Finance and Management Information Systems from Miami University. She is a Chartered Financial Analyst and a member of Boston Security Analyst Society and Boston Bank Analyst Society.

Nathan Moser is the Portfolio Manager of the Small Cap Fund. Mr. Moser has been responsible for the management of the Small Cap Fund since its inception in 2008. Prior to joining the Adviser, Mr. Moser was a portfolio manager and equity analyst with Citizens Funds since 2002. Mr. Moser holds a Bachelor of Science from Babson College. He is a Chartered Financial Analyst and a CFA Charterholder.

Ivka Kalus-Bystricky is the Portfolio Manager of the International Fund. Ms. Kalus-Bystricky has been responsible for the management of the International Fund since its inception in 2008. Prior to joining the Adviser, Ms. Kalus-Bystricky was a Senior International Portfolio Manager with State Street Global Advisors since 2004. From 2003 to 2004, she was a Senior International Portfolio Manager with Baring Asset Management, and an International Analyst and Portfolio Manager with Independence Investment from 2000 to 2003. Ms. Kalus-Bystricky holds a Masters of Business Administration from INSEAD, a Master of Arts from the Fletcher School of Law and Diplomacy and a Bachelor of Arts from Harvard University.

Mary V. Austin is the Portfolio Manager of the High Yield Bond Fund. Ms. Austin has been involved in the management of the High Yield Bond Fund since 1999 and has been a portfolio manager with the Adviser since December 2005. Ms. Austin received her Bachelor of Business Administration in Public Accounting from Pace University. Ms. Austin is a Chartered Financial Analyst and a member of the New York Society of Securities Analysts.

Bruce Jenkyn-Jones is the Co-Portfolio Manager of the Green Fund. Mr. Jenkyn-Jones has been responsible for the management of the Green Fund since its inception in 2008 and has been a portfolio manager with Impax since 1999. Mr. Jenkyn-Jones holds a Masters of Business Administration from IESE (Barcelona), a Masters of Science in Environmental Technology from Imperial College and a degree in chemistry from Oxford.

Ian Simm is the Co-Portfolio Manager of the Green Fund. Mr. Simm has been responsible for the management of the Green Fund since its inception in 2008. He is the Chief Executive of Impax and has spent 11 years with the company. He holds a first class honors degree in physics from Cambridge University and has a Masters of Public Administration from Harvard’s Kennedy School of Government.

For each Fund, the Statement of Additional Information provides additional information about (i) the portfolio managers’ compensation, (ii) other accounts, if any, managed by the portfolio managers and (iii) the portfolio managers’ ownership, if any, of shares of the Fund that they manage.

How Share Price Is Determined

The net asset value per share (“NAV”) of each class of a Fund’s shares is determined by dividing the total value of the Fund net assets attributable to that class (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding of that class.

The NAV of the Funds is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange on each day (a “Business Day”) that the New York Stock Exchange is open for trading.

The Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Purchase, Redemption, Exchange and Pricing of Fund Shares” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and the usual time of valuation. The Funds’ use of fair value pricing may help deter short-term trading activity as discussed below under “Frequent Purchases and Redemptions of Fund Shares.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares.

Shareholder Guide

How to Purchase Shares

Pax World serves the retail, advisor, retirement, and institutional markets with a full array of no-load share classes. We are available through virtually all financial services platforms, as well as directly through PFPC Distributors, Inc.

Investment Minimums

Shares of the Funds are offered for sale on a continuous basis at net asset value. Generally, share purchases are subject to the minimum investment amounts set forth below. A shareholder’s financial advisor may establish higher investment minimums.

	Minimum Initial Investment	Minimum Subsequent Investmeny
Individual Investor Class(1)	$250	$0
Institutional Class(2)	500,000	1,000
R Class(3)	0	0

(1) Investment minimums do not apply to purchase of Individual Investor Class shares of the Fund by SIMPLE and SEP individual retirement accounts (IRAs) or “tax sheltered accounts” under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended.

(2) Investment minimums do not apply to any investor participating in an account offered by an intermediary that provides services to such account, is paid an asset-based fee by the investor and is not compensated by the Trust for those services, other than payments for shareholder servicing or sub-transfer agency performed in place of the Trust’s transfer agent (so called “wrap fee programs”). In addition, the Distributor may waive the investment minimums for other categories of investors at its discretion.

(3) Specified benefit plans and financial service firms may impose investment minimums. Investors should contact their plan administrator or financial source firm for information.

Additional R Class Share Eligibility Criteria.

R Class shares of the Funds generally are available to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts with respect to which the plan or the plan’s financial service firm has an agreement with the Funds’ distributor or the Adviser to use R Class shares in certain investment products or programs (collectively, “specified benefit plans”). R Class shares generally are not available to traditional and Roth

IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

In General

Generally, if a purchase order is received in proper form by the Trust’s transfer agent by the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a business day, the shares will be purchased at the net asset value determined as of that day; otherwise, the shares will be purchased at the net asset value next determined.

There are certain exceptions when an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the transfer agent after the net asset value has been calculated for that day (in which case the order may be processed at that day’s net asset value). In such cases, it is the financial institution’s responsibility to transmit orders so that they will be received by the Trust’s transfer agent (or such other entity) on a timely basis.

Investors who purchase shares through specified benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the transfer agent for execution.

The Trust does not process orders on days when the New York Stock Exchange is closed. If a purchase order is received by the transfer agent on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s net asset value.)

The Trust reserves the right to refuse a purchase if, in the judgment of the Adviser, the purchase would adversely affect the Funds and their shareholders. In particular, the Trust and the Adviser each reserve the right to utilize various measures including, but not limited to, restricting purchases of Fund shares or closing an account when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions will vary according to the particular circumstances.

Federal law requires all financial institutions to obtain and record personal information about an investor to verify the investor’s identity. If an investor refuses to provide such information, the Funds and other financial institutions may be unable to open an account for such investor. The Funds reserve the right to reject any purchase order (including via an exchange) or to suspend or to modify the continuous offering of shares. The Funds further reserve the right to close an account (or to take such other steps as the Funds deem reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.

Share Certificates The Funds do not issue share certificates.

Purchases

Initial Purchases of Individual Class Shares or Institutional Class Shares.

Investing by Mail

To make an initial purchase, complete and sign a new account application (available upon request by writing the Trust at the mailing address below, by calling 800.767.1729 or by visiting the Pax World website at www.paxworld.com) and return it, together with a check made payable to “Pax World Funds”:

by regular mail to:	or, by overnight delivery to:

Pax World Funds	Pax World Funds
P.O. Box 9824	c/o PFPC Inc.
Providence, RI 02940-8024	101 Sabin Street
Pawtucket, RI 02860-1427
Toll-Free Telephone: 800.372.7827

Please note that the Trust cannot accept money orders or cashier’s, third-party, traveler or starter checks.

Individual Investor Class and Institutional Class share purchases will not be processed until full payment is received. Share ownership shall be recorded on the books of the transfer agent in an account under the purchaser’s name, and a confirmation of the purchase will be issued to the purchaser showing the account number and the number of shares owned.

Individual Investor Class or Institutional Class shareholders who wish to register an account in the name of a beneficiary for the purpose of transferring the account upon death may do so, subject to the understanding that the laws of the state listed as the shareholder’s address at the time of registration shall govern such transfer if such state has adopted the Uniform Transfer on Death Securities Registration Act; otherwise, the Uniform Transfer on Death Security Registration Act, as adopted by the State of Delaware, shall apply. A Transfer on Death Form is available upon request by writing the Fund at the mailing address below, by calling 800.372.7827 or by visiting the Pax World website at www.paxworld.com.

Financial Advisors A shareholder’s financial advisor can help the shareholder purchase Individual Investor Class or Institutional Class shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Funds.

Subsequent Purchases of Individual Investor Class Shares or InstitutionalClass Shares

Investing by Mail

Shareholders may purchase additional Individual Investor Class or Institutional Class shares of the Funds by mailing a check to the address above under the caption “Initial Purchases of Shares — Investing by Mail” with a letter setting forth the account number and Fund name or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Pax World Funds and, if not stated in an accompanying letter, should clearly indicate the account number and Fund name. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record. Please note that shares purchased by check are not immediately available for redemption. See the section captioned “How to Sell Shares” below for more information.

Investing by Telephone

In order to purchase additional Individual Investor Class or Institutional Class shares of the Funds by telephone, a shareholder must:

•       authorize telephone purchases and provide bank information for electronic (ACH) transfers on his or her initial application form or on an Optional

Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800.372.7827); and then

•        telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent purchases, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

The Funds reserve the right to cancel any telephone purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned “How to Sell Shares” below for more information.

Investing by Wire Transfer

In order to purchase additional Individual Investor Class or Institutional Class shares of the Funds by wire transfer, a shareholder must:

•   telephone Pax World toll-free at 800-372-7827 to notify Pax World of the shareholder’s intent to purchase shares of the Fund by wire transfer; and then

•   instruct his or her bank to transfer funds by wire to the following account:

Bank Name:	PNC Bank, Philadelphia, PA
ABA Number:	031000053
Account Name:	Pax World Funds
Account No.:	8551007715
Further Credit:	Fund Name, Share Class, Shareholder
Name and Shareholder Account Number

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record. Shares will be purchased at the net asset value next determined after the wire is received.

Investing Online

In order to purchase additional Individual Investor Class or Institutional Class shares of the Funds online, a shareholder must:

•       authorize online purchases and provide bank information for electronic (ACH) transfers on his or her initial application form or an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800.372.7827); and then

•       go to www.paxworld.com, use his or her Login ID and PIN to access his or her account and follow the on-screen instructions to purchase shares.

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

The Funds reserve the right to cancel any online purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned “How to Sell Shares” below for more information.

Automatic Investment Plan Under the Pax World Automatic Investment Plan, a shareholder may make regular monthly or quarterly purchases of Individual Investor Class or Institutional Class shares via an automatic debit from a bank account. For additional information about this service, please contact Pax World toll-free at 800.372.7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Pax World website at www.paxworld.com.

Financial Advisors A shareholder’s financial advisor can help the shareholder purchase additional Individual Investor Class or Institutional Class shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Funds.

Purchases of R Class Shares

R Class shares of the Funds are continuously offered to specified benefit plans. Plan participants may purchase R Class shares through their specified benefit plan or service provider. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or to the distributor. Specified benefit plans and financial service firms may charge a fee for such services, which may change over time and which could reduce a shareholder’s investment returns on R Class shares of the Funds.

A specified benefit plan may also purchase R Class shares directly from the Trust. To make direct investments, a plan administrator must open an account at the Fund and send payment for R Class shares by mail.

Specified benefit plans that wish to invest directly by mail should send a check payable to Pax World Funds along with a completed and signed new account application:

by regular mail to:	or, by overnight delivery to:

Pax World Funds	Pax World Funds
P.O. Box 9824	c/o PFPC Inc.
Providence, RI 02940-8024	101 Sabin Street
Pawtucket, RI 02860-1427
Toll-Free Telephone: 800.372.7827

R Class share purchases will not be processed until full payment is received. R Class shares of the Funds will be held in a plan participant’s account (which in turn may hold R Class shares through the account of a financial service firm) and, generally, specified benefit plans will hold R Class shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the transfer agent will have no information with respect to or control over accounts of specific R Class shareholders and participants may obtain information about their accounts only through their plan.

Confirmation of purchase will be issued to the specified benefit plan or plan shareholder that purchased the shares.

Specified benefit plans may make subsequent R Class share purchases by mailing a check to the address above with a letter setting forth the account number and Fund name or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Pax World Funds and, if not stated in an accompanying letter, should clearly indicate the account number and Fund name. The Funds reserve the right to require payment by wire or U.S. bank check.

Please note that the Trust cannot accept money orders or cashier’s, third-party, traveler or starter checks.

How to Sell Shares

Redemptions of Individual Investor Class Shares and Institutional Class Shares

Shareholders may redeem (sell) Individual Investor Class or Institutional Class shares of a Fund as described below for cash at the net asset value per share next determined after the Fund’s transfer agent receives a redemption request in proper form. A redemption request must be in writing and the signature(s) on the redemption request (and on the share certificates or stock transfer power, if the shares are certificated) must be guaranteed by an “eligible guarantor institution” if the proceeds of the redemption:

•        exceed $50,000;

•        are to be paid to a person other than the record owner;

•        are to be sent (i) to an address other than the address on the transfer agent’s records or (ii) within 30 days after the transfer agent has been notified of an address change;

•        are being sent by wire or ACH transfer to a bank account other than the one that is preauthorized on the transfer agent’s records; or

•        are to be paid to a corporation, partnership or fiduciary.

An “eligible guarantor institution” includes any domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are:

•        Securities Transfer Agents Medallion Program (STAMP);

•        Stock Exchanges Medallion Program (SEMP); and

•        New York Stock Exchange, Inc. Medallion Signature Program (MSP).

Signature guarantees made by entities that are not a part of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a certain dollar amount. The Trust’s transfer agent reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution.

Generally, payment for Individual Investor Class or Institutional Class shares redeemed will be made by check, electronic (ACH) transfer or wire transfer within seven days after receipt by the Trust’s transfer agent of the redemption request (and share certificates, if the shares are certificated) in proper form. Redemptions and/or payments for shares redeemed may be suspended for more than seven days when trading on the New York Stock Exchange is restricted or during an emergency that makes it impractical for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors. The Funds charge a fee of $10.00 for each wire redemption.

Individual Investor Class and Institutional Class shares purchased by check or electronic (ACH) transfer are held in escrow by the Trust’s transfer agent until the check has been collected or the payment has been received, which may take up to 10 days. Payment for shares redeemed will be delayed in such cases until the transfer agent has confirmed receipt of payment for such shares.

Redeeming by Mail

An Individual Investor Class or Institutional Class shareholder may request a redemption of up to $50,000 by written request signed by all account owners exactly as their names appear on the records of the Trust’s transfer agent. If some or all of the shares are certificated, then the certificates, signed in the name(s) shown on the faces of the certificates, must be received by the transfer agent before the redemption request will be processed. If a corporation, partnership, trust or fiduciary requests redemption, written evidence of authority acceptable to the transfer agent must be submitted before the redemption request will be processed. Written redemption requests and all related documents and instruments should be directed to the transfer agent:

by regular mail to:	or, by overnight delivery to:

Pax World Funds	Pax World Funds
P.O. Box 9824	c/o PFPC Inc.
Providence, RI 02940-8024	101 Sabin Street
Pawtucket, RI 02860-1427
Toll-Free Telephone: 800.372.7827

Redeeming by Telephone

An Individual Investor Class or Institutional Class shareholder may request a redemption of at least $1,000 by telephone. Telephone redemptions may not exceed $50,000 in the aggregate during any 30-day period. The proceeds from a telephone redemption may be paid only to the record owner(s), may be sent only to the record address or to a pre-authorized bank account and cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem Individual Investor Class or Institutional Class shares by telephone, a shareholder must:

•        authorize telephone redemptions on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800.372.7827); and then

•        telephone Pax World toll-free at 800.372.7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent redemptions, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.

Redeeming Online

An Individual Investor Class or Institutional Class shareholder may request a redemption of no more than $50,000 online. The proceeds from an online redemption may be paid only to the record owner(s), may be sent only to the record address or to a preauthorized bank account and cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem Individual Investor Class or Institutional Class shares online, a shareholder must:

•        authorize online redemptions on his or her initial application form or an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800.372.7827); then

•        go to www.paxworld.com, use his or her Login ID and PIN to access his or her account and follow the on-screen instructions to redeem shares.

A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.

Voluntary Withdrawal Plan A voluntary, systematic withdrawal plan is available to Individual Investor Class or Institutional Class shareholders with account balances of $10,000 or more, which provides for monthly, bi-monthly, quarterly or semi-annual withdrawals. For additional information about this service, please contact Pax World toll-free at 800.372.7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Pax World website at www.paxworld.com.

Financial Advisors A shareholder’s financial advisor can help the shareholder redeem Individual Investor Class or Institutional Class shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Funds.

Redemption of R Class Shares

R Class Investors may redeem (sell) shares of a Fund through their plan administrator. R Class shares are redeemed for cash at the net asset value per share next determined after the transfer agent receives a redemption request in proper form. A redemption request must be in writing.

Specified benefit plans and financial service firms may impose various additional fees for their services in processing redemption requests, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Funds. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Trust or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Trust or the transfer agent and may charge for their services.

Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Trust in good order.

In General

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the

Funds may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Involuntary Redemptions Due to the relatively high costs of maintaining small accounts, shareholders are asked to maintain an account balance in a Fund equal to at least the minimum investment necessary to open the account. The Trust reserves the right to redeem all shares held by any shareholder, other than an individual retirement account (IRA) or other tax-deferred retirement plan shareholder, whose account has a balance in an amount less than the minimum investment necessary to open the account. The Trust will give any shareholder subject to involuntary redemption 60 days’ prior written notice, during which time the shareholder may purchase sufficient additional shares to avoid involuntary redemption. A shareholder’s Fund account will not be liquidated if the reduction in size is due solely to decline in market value of a shareholder’s Fund shares.

How to Exchange Shares

In General

A shareholder may exchange Individual Investor Class or Institutional Class Shares of any Fund for shares of the same class of any other Pax World Fund, subject to the minimum investment requirements of such classes and to the frequent purchase and redemptions policies described below. In addition, an exchange will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax, except that an exchange of shares between two classes of the same Pax World Fund generally is not a taxable exchange. Shares are exchanged on the basis of their respective net asset values, next determined after the transfer agent receives the exchange request in proper form.

The Trust reserves the right to suspend exchange privileges on any account if the Adviser determines that the account’s exchange activity is likely to adversely affect its ability to manage the Funds. See the section below captioned “Frequent Purchases and Redemptions of Fund Shares.”

Exchanging by Mail

Shareholders may exchange Individual Investor Class and Institutional Class shares of a Fund by mailing an exchange request:

by regular mail to:	or, by overnight delivery to:

Pax World Funds	Pax World Funds
P.O. Box 9824	c/o PFPC Inc.
Providence, RI 02940-8024	101 Sabin Street
Pawtucket, RI 02860-1427
Toll-Free Telephone: 800.372.7827

Exchanging by Telephone

In order to exchange Individual Investor Class and Institutional Class shares by telephone, a shareholder must:

•        authorize telephone exchanges on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-372-7827); and then

•        telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent exchanges, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record.

Exchanging Online

In order to exchange Individual Investor Class and Institutional Class shares online, a shareholder must:

•   authorize online exchanges on his or her initial application form or an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World tollfree at 800.372.7827); and then

•   go to www.paxworld.com, use his or her Login ID and PIN to access his or her account and follow the on-screen instructions to exchange shares.

A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record.

Financial Advisors A shareholder’s financial advisor can help the shareholder exchange Individual Investor Class and Institutional Class shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Funds.

Individual Investor Class Share Exchange/Conversion

Individual Investor Class shares of the Funds may be exchanged, at the shareholder’s option, for Institutional Class shares of the same Fund, provided that the shareholder meets applicable eligibility requirements for Institutional Class shares discussed above. The Trust reserves the right to convert Institutional Class shares held in a shareholder’s account to Individual Investor Class shares of the same Fund in the event the shareholder no longer satisfies the eligibility requirements for Institutional Class shares. A shareholder’s Institutional Class shares will not be converted to Individual Investor Class shares without prior notice by the Trust.

Any exchange will occur at the relative net asset value of the two share classes, without the imposition of any sales load, fee, or other charge. The Trust may suspend the exchange and conversion features described above at any time if it determines that such exchange or conversion may result in adverse tax consequences to the Fund or its shareholders.

Exchanging R Class Shares

Plan participants should contact their plan administrators to exchange R Class shares and for additional information about the exchange privilege. Specified benefit plans or financial service firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges. Specified benefit plans may also limit exchanges to Funds offered as investment options in the plan.

Frequent Purchases and Redemptions of Fund Shares

The Trust generally encourages shareholders to invest in the Funds as part of a long–term investment strategy. The interests of the Funds’ long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, to generate transaction and other costs, to dilute the value of Fund shares held by long-term shareholders and otherwise to adversely affect the

Funds. This type of excessive short-term trading activity is referred to herein as “frequent purchases and redemptions.” Because the International Fund and the Green Fund invest significantly in non-U.S. securities, they may be particularly vulnerable to the risks of frequent trading. The Funds are not intended as a vehicle for frequent purchases and redemptions.

Accordingly, the Trust’s Board of Trustees has adopted policies and procedures that are reasonably designed to discourage, and otherwise to limit the negative affects of, frequent purchases and redemptions of Fund shares by Fund shareholders. These policies and procedures require the Funds to:

•   actively monitor daily purchases and redemptions in order to detect and prevent excessive and disruptive trading practices; and

•   use fair value pricing when market prices are not readily available.

The policies and procedures described above are intended to deter frequent purchases and redemptions in the Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard. A substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Funds on a net basis, conceal the identity of individual investors from the Funds because the financial intermediary maintains the record of underlying beneficial owners. In addition, certain financial intermediaries have different policies regarding monitoring and restricting frequent purchases and redemptions in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds’ practices discussed above.

The Trust’s Board of Trustees reserves the right to amend its policies and procedures at any time and from time to time in its sole discretion, without prior notice to shareholders.

Additional Information About Specified Benefit Plans (R Class Shareholders Only)

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in R Class shares of a Fund.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Funds and may be paid for providing shareholder servicing and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Adviser or an affiliate (normally not to exceed an annual rate of 0.15% of a Fund’s average daily net assets attributable to its R Class shares and purchased through such firm or specified benefit plan for its clients). The Funds’ distributor may also pay a financial service firm or specified benefit plan for sub-transfer agency or other administrative services. Such services are described in greater detail below under “Payments for Sub-Transfer Agency Services”.

Your specified benefit plan may establish various minimum investment requirements for R Class shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of R Class shares or the reinvestment of dividends. Plan participants should contact their plan administrator for additional information. Plan administrators should contact their financial service firm for information about the firm. This Prospectus should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services.

For further details about payments made to financial service firms, please see “Additional Payments to Financial Intermediaries” below and “Distribution” in the Statement of Additional Information.

Taxes, Dividends and Distributions

Taxes

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you.

Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. If a Fund fails to qualify as a regulated investment company it would be subject to fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Properly designated distributions of gains from investments that a Fund owned (or is treated as having owned) for more than one year are taxable as long-term capital gains. Distributions of gains from investments that a Fund owned (or is treated as having owned) for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” are taxed at the rates applicable to long-term capital gains, provided that both you and the relevant Fund meet certain holding period and other requirements. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. Distributions may also be subject to state and local taxes.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

A Fund’s investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments (including when it is not advantageous to do so) in order to satisfy its distribution requirements.

A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, a Fund’s return on those investments would be decreased. Generally, shareholders of the Funds will not be entitled to claim a credit or deduction with respect to any foreign taxes withheld from or paid by a Fund. However, if you are a shareholder of the International or Green Funds, you may be entitled to claim a credit or deduction with respect to foreign taxes withheld from or paid by such Fund in respect of foreign securities that it holds, provided that each of you and the Fund meet certain requirements. In addition, a Fund’s investment in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

A Fund’s use of derivatives may affect the amount, timing and character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. If you exchange shares of one Fund for shares of another Fund, this will be treated as a sale of Fund shares and any gain realized on the transaction may be subject to federal income tax.

A Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Special tax considerations apply to foreign persons investing in a Fund. Foreign persons are urged to consult the Statement of Additional Information for more information.

* * * * *

The tax information provided in this prospectus is general information and may not apply to a shareholder if he or she is investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. This information is based on current tax laws and regulations, which may change (possibly with retroactive effect). Shareholders are urged to consult their own tax advisors regarding their particular tax situation (under federal, state, local, and foreign tax laws). More information about taxes is contained in the Statement of Additional Information.

Dividends and Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Individual Investor Class and R Class shares are expected to be lower than dividends on Institutional Class shares as a result of the distribution fees applicable to Individual Investor Class and R Class shares.

The Balanced Fund, Growth Fund, Value Fund, Women’s Equity Fund, Small Cap Fund, Green Fund and International Fund expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Bond Fund expects to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on High Yield Bond Fund shares the day after the relevant Fund receives his or her purchase payment. “Dividends” generally represent interest and dividends earned from securities held by a Fund, net of expenses incurred by that Fund. “Capital gains” generally represent net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains on sales of securities held for 12 months or less.

Shareholders may elect one of the following options for receipt of their dividend and capital gain distributions, if any:

•        Reinvest all distributions in additional shares of the same class of the Fund. This will be done unless the shareholder elects another option.

•    Reinvest all distributions in shares of the same class of another Fund at net asset value. The shareholder must have an account existing in the series selected for investment with the identical registered name. The shareholder must elect this option on his or her account application or by a telephone request to the transfer agent.

•    Receive dividends in cash (see options below) and reinvest capital gains in additional shares of the same class of the Fund or another Fund at net asset value.

•    Reinvest dividends in additional shares of the same class of the Fund or an other Fund at net asset value and receive capital gains in cash (see options below).

•    Receive all distributions in cash by one of the following methods:

•  Send the check to the shareholder’s address of record.

•  Send the check to a third party address.

•  Transfer the money to the shareholder’s bank via electronic (ACH) transfer.

Plan participants who elect to receive cash distributions in connection with R Class shares will receive such distributions through their plan administrators.

Shareholders should elect an option by sending written instructions to the transfer agent:

by regular mail to:	or, by overnight delivery to:

Pax World Funds	Pax World Funds
P.O. Box 9824	c/o PFPC Inc.
Providence, RI 02940-8024	101 Sabin Street
Pawtucket, RI 02860-1427
Toll-Free Telephone: 800.372.7827

If a shareholder elects to have distributions reinvested in shares of a Fund, a confirmation of any reinvestment will be made through a quarterly statement sent to the shareholder by the transfer agent at such shareholder’s address of record (or, for R Class shareholders, to such shareholders’ plan administrators).

Important Note Regarding “Lost Shareholders”

If a shareholder elects to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to such shareholder’s address of record, the Funds’ transfer agent will hold the returned checks for such shareholder’s benefit in a non-interest bearing account until they escheat to a state under applicable law.

Distribution Arrangements

Rule 12b-1 Plans

Each Fund has adopted a plan (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows it to pay distribution fees for the sale and distribution of its Individual Investor Class and R Class shares and for personal services rendered to such shareholders and/or the maintenance of shareholder accounts. The annual fees may equal up to 0.25% or 0.50% of the average daily net assets allocable to Individual Investor Class or R Class shares, respectively, of such Fund.

Because distribution and service fees are paid out of the Funds’ assets on an ongoing basis, over time these expenses will increase the cost of your investment and may cost you more than paying other types of sales charges (loads).

Payment for Sub-Transfer Agency Services

The Funds may make payments to financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other Securities and Exchange Commission-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Funds may pay an annual fee at a rate of up to 0.15% of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Adviser, PFPC Distributors, Inc., the Trust’s principal underwriter, and their affiliates and are in addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Adviser and PFPC Distributors, Inc. do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Additional Payments to Financial Intermediaries

Financial intermediaries may receive various forms of compensation from the Funds as well as from the Adviser and/or PFPC Distributors, Inc. (for purposes of this section only, the Adviser and PFPC Distributors, Inc. are referred to collectively as the “Distributor”) in connection with the sale of shares of a Fund to a shareholder or a shareholder remaining an investor in a Fund. The compensation that the financial intermediary receives will vary among financial intermediaries. The types of payments include payments under plans and payments by the Distributor out of its own assets.

These payments may provide an additional incentive to your financial intermediary to promote a Fund actively or to cooperate with the Distributor’s promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a Fund. Shareholders should ask their financial intermediary for information about any payments it receives from the Distributor or the Funds and any services it provides, as well as about fees and/or commissions imposed on shareholders by the financial intermediary. Financial intermediaries may categorize and disclose these arrangements differently than the Distributor does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund’s purchase or sale of portfolio securities. However, the Funds and the Adviser do not consider a financial intermediary’s sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

The Distributor compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing support provided by the financial intermediary. The Distributor generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, on an annual basis for any calendar year, 0.10% of the total Fund assets attributable to that financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by the Distributor from time to time.

In addition, from time to time, the Distributor, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Fund shares. Such payments by the Distributor may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.

Shareholder Services

Online Account Access

For convenience, Pax World offers online account access for Individual Investor Class and Institutional Class shareholders. Using a Login ID and personal identification number (PIN), shareholders can access their Pax World accounts online at any time to review account balances or histories, to purchase or to redeem Fund shares or to make exchanges between different Pax World Funds. To obtain additional information about investing online, visit www.paxworld.com or call Pax World toll-free at 800-372-7827.

Tax-Deferred Retirement Plans

Various tax-deferred retirement plans and accounts, including IRAs, Coverdell Education Savings Accounts, Roth IRAs, SIMPLE IRAs, SEP (Simplified Employee Pension) IRA plans and “tax-sheltered accounts” under Section 403(b)(7) of the Internal Revenue Code, are available through Pax World. Information regarding the establishment and administration of these plans, custodial fees and other details is available from Pax World. If a shareholder is considering adopting such a plan, he or she should consult with his or her own legal and tax advisors with respect to the establishment and maintenance of such a plan.

Delivery of Shareholder Documents

In order to reduce expenses, it is intended that the Trust will deliver only one copy of a Fund’s prospectus and each annual and semiannual report to any address shared by two or more accounts. Shareholders who wish to receive additional copies of these documents and who hold their shares directly with a Fund should request a separate copy by writing to Pax World at P.O. Box 9824, Providence, RI 02940, by telephoning Pax World toll-free at 800.372.7827 or by visiting Pax World’s website at www.paxworld.com. Alternatively, if shares are held through a specified benefit plan or financial institution, please contact it directly. Within thirty days after receipt of a shareholder’s request by the Trust or financial institution, as applicable, such party will begin sending shareholders individual copies.

Shareholders also may elect to have prospectuses, annual and semiannual reports delivered by email by enrolling in Pax World’s electronic document delivery service, which is available through the Pax World website at www.paxworld.com.

Global Citizen Program

Voluntary Income Contribution to Mercy Corps

In order to complement the Funds’ policy of investing in securities of companies whose businesses are essentially of a non-military nature, the Adviser’s founders established Pax World Service, a non-profit philanthropic organization that allowed investors to support humanitarian relief and sustainable development activities around the world by designating a portion of their investment earnings (dividends and/or capital gains) for contribution to the organization. Pax World Service has since become incorporated into Mercy Corps, a leading humanitarian relief organization based in Portland, Oregon, whose programs focus on helping communities recover from war or social upheaval through humanitarian relief work, sustainable development initiatives and promoting the development of civil society institutions. Mercy Corps reports that it has provided $1.3 billion in assistance to people in 100 nations currently reach nearly 14.4 million people in more than 35 countries.

Shareholders of a Fund may, at their election, designate a voluntary contribution to Mercy Corps of a percentage of such shareholder’s Fund distributions (including both income and capital gains). The Trust will automatically calculate the dollar amount represented by such percentage and will forward such amount to Mercy Corps on the shareholder’s behalf. Contributions to Mercy Corps are tax-deductible charitable contributions. Contributing shareholders will receive an annual confirmation for income tax purposes indicating the total amount of contributions made.

No compensation will be paid by Mercy Corps directly or indirectly to the officers and trustees of any Fund. In addition, the Board of Trustees has been advised by the Adviser that no compensation will be paid by Mercy Corps directly or indirectly to the directors of Mercy Corps, except for reimbursement of travel expenses and payment of other reasonable fees for services rendered on behalf of projects undertaken by Mercy Corps.

To register as a Mercy Corps designator, shareholders should check the appropriate box on their account applications and the Adviser will send a registration form to the shareholder. Additional information may be obtained by writing to Mercy Corps at 3015 SW 1st Avenue, Portland, Oregon 97201, by telephoning Mercy Corps at 503.796.6800 ext. 352 or toll-free at 800.292.3355 ext. 250 or the Fund toll-free at 800.767.1729, or by visiting the Mercy Corps website at www.mercycorps.org.

Pax World Management Corp.
Client Privacy Statement

Guiding Principals

The relationship between Pax World Management Corp. and our clients is the most important asset of our firm. We strive to maintain your trust and confidence in our firm, an essential aspect of which is our commitment to protect your personal information to the best of our ability. We believe that all of our clients value their privacy, so we will not disclose your personal information to anyone unless it is required by law, at your direction, or is necessary to provide you with financial services. We have not and will not sell your personal information to anyone.

Personal Information That We Collect, Maintain and Communicate

Pax World Management Corp. collects and maintains your personal information so we can provide investment management services to you. The types and categories of information we collect and maintain about you include:

•             Information we receive from you to open an account or provide investment advice to you (such as your name, home address, telephone number, marital status, social security number, name and social security number of beneficiaries, occupation and employment information, and tax bracket and other financial information, and investment history, including any information contained in subscription documents or investor questionnaires).

•             Information that we generate to service your account (such as trade tickets and account statements).

•             Information that we may receive from third parties with respect to your account (such as information which we may receive from your investment advisors, attorneys, accountants or other financial advisors).

In order for us to provide these services to you, we do disclose your personal information in very limited instances, which include:

Not a part of the prospectus.

•             Disclosures to companies — subject to strict confidentiality agreements — that perform services on our behalf (such as our technology consultants who assist us in maintaining our computer systems).

•             Disclosures to companies as permitted by law, including those necessary to service your account (such as providing account information to outside legal counsel, to other broker-dealers with whom you maintain an account or to custodians).

•             Disclosures to regulatory agencies as permitted by law, including the Securities and Exchange Commission, the Treasury Department, and state securities commissions. These agencies may make official requests from time to time regarding customer accounts and trading activity, to which we are obligated to respond.

How We Protect Your Personal Information

To fulfill our privacy commitment at Pax World Management Corp., we have instituted firm-wide practices to safeguard the information that we maintain about you. These include:

•             Adopting policies and procedures that put in place physical, electronic, and other safeguards to keep your personal information safe.

•             Limiting access to personal information to those employees who need it to perform their job duties.

•             Requiring third parties that perform services for us to agree by contract to keep your information strictly confidential.

•             Protecting information of our former clients to the same extent as our current clients.

If you have any questions regarding our privacy commitment, please contact Maureen Conley at Pax World Management Corp. at 603.431.8022.

March 2008

Not a part of the prospectus.

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To identify those companies, we combine rigorous financial analysis with equally rigorous environmental, social and governance analysis. The result, we believe, is an increased level of scrutiny that helps us identify better-managed companies that are leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term. By investing in those companies, we intend for our shareholders to benefit from their vision and their success.

Pax World avoids investing in companies that we determine are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products, or engage in unethical business practices.

Our primary goal is to produce competitive returns for our investors. By integrating environmental, social and governance criteria — what we call “sustainability” criteria — into our investment approach, Pax World Funds also seeks to promote peace, protect the environment, advance global equity, and foster sustainable development. To denote this endeavor, the Funds have adopted the name “Pax World.”

Not a part of the prospectus.

FOR MORE INFORMATION

Shareholder Reports The Funds’ annual and semiannual reports to shareholders contain additional information about the Funds’ investments. The Funds’ annual report to shareholders discusses market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information A statement of additional information dated March 27, 2008 has been filed with the Securities and Exchange Commission. The statement of additional information, as supplemented from time to time, includes additional information about the Funds and is incorporated by reference in its entirety into this prospectus, which means that it is considered to be part of this prospectus.

Obtaining Fund Documents and Additional Information About the Funds The statement of additional information and the Funds’ annual and semiannual reports are available, without charge, upon request by telephoning or emailing Pax World, or by visiting Pax World’s website.

Shareholder Inquiries Shareholders may direct inquiries concerning the Funds in writing by regular mail to Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024, in writing by overnight delivery to Pax World Funds, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 (telephone: 800.372.7827), or by telephone (toll-free) to 800.372.7827 (or from outside the United States (collect) to 610.382.7849).

Securities and Exchange Commission Information about the Funds (including the statement of additional information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202.551.8090. The Funds’ shareholder reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File Number:

Pax World Funds Series Trust I #811-02064

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Pax World

P.O. Box 9824

Providence, RI 02940-8024

Investment Adviser

Pax World Management Corp.

30 Penhallow Street, Suite 400

Portsmouth, NH 03801

Transfer and Dividend

Disbursing Agent

PFPC Inc.

P.O. Box 9824

Providence, RI 02940-8024

Custodian

State Street Bank

and Trust Company

225 Franklin Street

Boston, MA 02110

30 Penhallow Street, Suite 400

Portsmouth, NH 03801

800.767.1729

www.paxworld.com

info@paxworld.com

PAX-PR08

PAX WORLD FUNDS SERIES TRUST I

PAX WORLD BALANCED FUND

PAX WORLD GROWTH FUND

PAX WORLD HIGH YIELD BOND FUND

PAX WORLD VALUE FUND

PAX WORLD WOMEN’S EQUITY FUND

PAX WORLD SMALL CAP FUND

PAX WORLD GLOBAL GREEN FUND

PAX WORLD INTERNATIONAL FUND

(“the Funds”)

30 Penhallow Street, Suite 400, Portsmouth, NH 03801

For Shareholder Account Information: 800-372-7827

Portsmouth, NH Office: 800-767-1729 / 603-431-8022

Website: www.paxworld.com

STATEMENT OF ADDITIONAL INFORMATION

Dated March 27, 2008

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds’ Prospectus dated the date hereof, as supplemented from time to time.

A copy of the Funds’ Prospectus and annual and semiannual reports may be obtained, without charge, by writing to Pax World at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801, telephoning Pax World at 800-767-1729 (toll-free), visiting the Pax World website at www.paxworld.com or visiting the Securities and Exchange Commission’s website at www.sec.gov.

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TABLE OF CONTENTS

Page
TRUST HISTORY
INVESTMENT PHILOSOPHY
INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS
INVESTMENT RESTRICTIONS
DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT OF THE FUNDS
OFFICERS/TRUSTEES
PORTFOLIO MANAGERS
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
CODE OF ETHICS
PROXY VOTING GUIDELINES
INVESTMENT ADVISORY AND OTHER SERVICES
ADVISER
GENERAL
ADVISORY AGREEMENT
DISTRIBUTOR
CUSTODIAN
TRANSFER AND DIVIDEND DISBURSING AGENT
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BROKERAGE ALLOCATION AND OTHER PRACTICES
BROKERAGE TRANSACTIONS
BROKERAGE SELECTION
BROKERAGE COMMISSIONS
CAPITAL STOCK AND OTHER SECURITIES
PRICING OF FUND SHARES
TAXATION
DISTRIBUTION
FINANCIAL STATEMENTS

APPENDIX A – PROXY VOTING GUIDELINES	A-1

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TRUST HISTORY

Pax World Funds Series Trust I (the “Trust”) is a socially responsible open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on May 25, 2006 for the purpose of redomiciling Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc. as series of a Massachusetts business trust. The Trust succeeded to the registration statement of Pax World Balanced Fund, Inc., which was incorporated February 25, 1970. Pax World Balanced Fund (the “Balanced Fund”), Pax World Growth Fund (the “Growth Fund”), Pax World High Yield Bond Fund (the “High Yield Bond Fund”), Pax World Value Fund (the “Value Fund”), Pax World Women’s Equity Fund (the “Women’s Equity Fund”), Pax World Small Cap Fund (the “Small Cap Fund”), Pax World Global Green Fund (the “Green Fund”) and Pax World International Fund (the “International Fund”) are each diversified series of the Trust. On October 29, 2007 the Pax World Women’s Equity Fund acquired the assets and assumed the liabilities of Women’s Equity Fund, a series of Professionally Managed Portfolios (the “Original Women’s Equity Fund”). Information shown herein for periods prior to October 29, 2007 relates to the Original Women’s Equity Fund.

INVESTMENT PHILOSOPHY

The Balanced Fund, the Growth Fund, the High Yield Bond Fund, the Value Fund, the Women’s Equity Fund, the Small Cap Fund, the Green Fund and the International Fund (the “Funds”) pursue a sustainable investing approach investing in forward-thinking companies with more sustainable business models.  We identify those companies by combining rigorous financial analysis with equally rigorous environmental, social and governance analysis.  The result, we believe, is an increased level of scrutiny that helps us identify better-managed companies that are leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term.  By investing in those companies, we intend for our shareholders to benefit from their vision and their success.

In addition to our other sustainability criteria, the Global Green Fund focuses on environmental markets, investing in companies whose businesses and technologies mitigate the environmental impacts of commerce, including such areas as alternative energy and energy efficiency; water treatment and pollution control; and waste technology and resource management.  The Women’s Equity Fund focuses on gender equity, investing in companies that take affirmative steps to attract, retain and promote women, and to advance gender equity and women’s empowerment in the workplace and beyond.

All of the Funds avoid investing in issuers that we determine are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

Our primary goal is to produce competitive returns for our investors. By integrating environmental, social and governance criteria – what we call “sustainability” criteria – into our investment approach, Pax World also seeks to promote peace, protect the environment, advance global equity, and foster sustainable development. To denote this endeavor, the Funds have adopted the name “Pax World.”

For more information, see “About the Funds—Sustainable Investing” in the Prospectus.

INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, the Funds may employ other investment practices and may be subject to additional risks which are described below.  Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds.  Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law or regulation, the Funds may engage in each of the practices described below.  However, each Fund is not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit such Fund.  Unless otherwise stated herein, all investment policies of the Funds may be changed by the Board of Trustees of the Trust without shareholder approval.  In addition, each Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques.  These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

BANK OBLIGATIONS

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits.  Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, generally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Pax draft2 SAI 3-27-2008.doc

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Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.  There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.  Each Fund also may hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

The Funds may invest in U.S. dollar-denominated obligations of foreign banks and in foreign bank obligations denominated in foreign currencies (of both developed and “emerging market” countries).  Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “—Foreign (Non-U.S.) Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

BORROWING

Each Fund may borrow money only to the extent described under “Investment Restrictions” below.  Such a practice will result in leveraging of a Fund’s assets and may force a Fund to liquidate portfolio positions when it may not be advantageous to do so.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets less all liabilities and indebtedness).  If the value of a Fund’s assets falls below 300% of the principal amount of its outstanding borrowings, it will reduce its outstanding borrowings to the extent necessary to achieve such 300% coverage within three (3) business days after the day on which such value falls below 300% of such principal amount.  In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements, which are discussed in greater detail below under “Reverse Repurchase Agreements.” Reverse repurchase agreements will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

COLLATERALIZED DEBT OBLIGATIONS

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by the Funds as illiquid securities.  However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A

4

transactions.  In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COMMERCIAL PAPER

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.  Each Fund may invest in commercial paper of any credit quality consistent with such Fund’s investment objectives and policies, including unrated commercial paper for which Pax World Management Corp. (the “Adviser”) has made a credit quality assessment.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”).  A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by a Fund is called for redemption or conversion, such Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on such Fund’s ability to achieve its investment objectives.  Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.  Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks.  However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.  Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation.  The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock.  The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates.  However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions.  Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.  Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value.  A convertible

5

security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”).  The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments.  The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.  Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element.  For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security.  Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost.  Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes.  Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks.  Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

CORPORATE BONDS

Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities.  Bonds generally are used by corporations and other issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.  Certain bonds are “perpetual” in that they have no maturity date.  The investment return of corporate bonds reflects interest earnings and changes in the market value of the security.  The market value of a corporate bond may be expected to rise and fall inversely with interest rates generally.  There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the instrument.

CREDIT DEFAULT SWAPS

As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation.  In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default had occurred.  If no default had occurred, the Fund would keep the stream of payments and would have no payment obligations.  As the seller, a Fund effectively would add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It also would involve credit risk (i.e., the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default).

The Fund will segregate assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

6

CREDIT-LINKED TRUST CERTIFICATES

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt securities market.

Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate.  However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.  The Funds’ investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, liquidity risk and management risk.  It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act.  Therefore, the certificates will be subject to the risks described under “Other Investment Companies” herein, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Funds will remain subject to such limitations and regulation).  Although the trusts are typically private investment companies, they generally are not actively managed.  It also is expected that the certificates will be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”).  Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).  To the extent that the Fund is committed to advance additional funds, it will at all times segregate liquid assets in an amount sufficient to meet such commitments.

Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “—Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “—Loan Participations and Assignments.”

DERIVATIVE INSTRUMENTS

Subject to the limitations described under “Investment Restrictions” below, each Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) to add leverage to its portfolio, for hedging purposes and as part of its overall investment strategy.  Each Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return.

The value of some derivative instruments in which Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to successfully utilize these instruments may depend in part upon the Adviser’s ability to forecast interest rates and other economic factors correctly.  If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could lose money.

The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed.  If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all.  Also, suitable derivative transactions may not be available in all circumstances.  The use of these

7

strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments.  While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.  Income earned by a Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

Options on Securities, Swap Agreements and Indexes.  Each Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of “American style” options) or at the expiration of the option (in the case of “European style” options).  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities or certain economic indicators.)

Each Fund will write call options and put options only if they are “covered.” In the case of a call option on a debt obligation or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund.  For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index.  A call option is also covered if the Fund holds a call on the same security or index as the call written when the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.  A put option on a security or an index is “covered” if the Fund segregates liquid assets equal to the exercise price.  A put option also is covered if the Fund holds a put on the same security or index as the put written when the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund so desires.  A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold.  The principal factors affecting the market value of a put or a call option include, but are not limited to, supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund.  The premium received for an option written by a Fund is recorded as a deferred credit.  The value of an option purchased or written is marked to market daily and is valued at the settlement price on the exchange on which it is traded or, if not traded on an exchange or if no settlement price is available, at the mean between the last reported bid price and the last reported asked price.

Each Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.

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A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put.  In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes.  There are several risks associated with transactions in options on securities and on indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or index above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security or index decline.  The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.  Also, if a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option might expire worthless.  If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option.  If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options.  Each Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated.  Each Fund that may buy or sell put and call options may buy or sell such options on foreign currencies either on exchanges or in the over-the-counter market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price at expiration or until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price at expiration or until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts.  Each Fund may use interest rate, foreign currency, index and other futures contracts.  Each Fund also may use options on futures contracts (“futures options”).

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written.  Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.  A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury

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bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro.  It is expected that other futures contracts will be developed and traded in the future.

Each Fund may purchase and write call and put futures options.  Futures options possess many of the same characteristics as options on securities and indexes (discussed above).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

Each Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under that CEA.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  Each Fund expects to earn taxable interest income on its initial margin deposits.  A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, each Fund will mark to market its open futures positions.

Each Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.

Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  Each Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put.  In such cases, each Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Limitations on Use of Futures and Futures Options.  When purchasing a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the futures contract (marked to market on a daily basis).  Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the instruments underlying the contract (marked to market on a daily basis).  Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund.

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When selling a call option on a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal the total market value of the futures contract underlying the call option (marked to market on a daily basis).  Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal the purchase price of the futures contract (marked to market on a daily basis).  Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”) also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Futures Options.  There are several risks associated with the use of futures contracts and futures options.  A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.  There can be no guarantee that there will be a correlation between price movements in the futures contracts or futures options and in the securities or index positions covering them.  In addition, there are significant differences between the securities and indexes and futures markets that could result in an imperfect correlation between the markets.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities or indexes, including technical influences in futures trading and futures options, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers.  A decision as to whether, when and how to employ futures contracts and futures options involves the exercise of skill and judgment, and even well-conceived uses may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.  In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon.  Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract.  The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.  In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.  A

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Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements.  Each Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return.  Each Fund also may enter into options on swap agreements (“swaptions”).  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  Each Fund may write (sell) and purchase put and call options.  Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption.  When a Fund purchases a swaption, it risks losing only the amount ot the premium it has paid should it decide to let the option expire unexercised.  However when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.

Certain Interest Rate Transactions.  As described above, each Fund may enter into interest rate swaps and caps.  Interest rate swaps involve a Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund’s variable rate payment obligation on any variable rate borrowing.  The payment obligation would be based on the notional amount of the swap.  Each Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

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EMERGING MARKET SECURITIES

An issuer is considered to be economically tied to an emerging market country if its securities are principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country.  The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of emerging market countries are involved.  Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries.  These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.  In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.  Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

EQUITY SECURITIES

To the extent a Fund has substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund.  Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market.  A decline in the stock market may depress the price of equity securities held by a Fund.  The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services.  A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs.  The value of preferred stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

EQUITY-LINKED SECURITIES

Each Fund may invest in equity-linked securities.  Equity-linked securities are privately-issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock.  To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities.  See “Foreign (Non-U.S.) Securities” below.  In addition, a Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security.  Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options.  See “Derivatives” above.  Equity-linked securities may be considered illiquid.

EVENT-LINKED BONDS

Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake.  They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.  If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal

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invested in the bond.  If no trigger event occurs, the Fund will recover its principal plus interest.  For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses.  Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred.  In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument.  As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

EXCHANGE-TRADED FUNDS

Exchange-Traded Funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds.  ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange).  The market price for ETF shares may be higher or lower than the ETF’s net asset value.  The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

FINANCIAL SERVICES COMPANIES

The Funds may invest in equity securities of U.S. and foreign companies in the financial services industries (“financial companies”).  Financial companies provide financial services to consumers and businesses and include the following types of firms: commercial banks, savings and loan and thrift institutions; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty and life insurance and insurance holding companies.

Investments in financial companies are subject to risks different from, and sometimes greater than, those that apply to the equity markets in general.  Events may occur that significantly affect the financial industry as a whole or a particular segment of the industry (such as banking, insurance or consumer financial services) in which the Funds invest.

The values of securities of financial companies are more likely to be adversely affected by falling interest rates and/or deteriorating economic conditions than the securities of other companies.  Also, rising interest rates may reduce the profit margins of some financial companies by reducing the difference between borrowing and lending rates in the capital markets.  The profitability of financial companies largely depends on the availability and cost of capital, and can fluctuate rapidly when interest rates change.  They may also be subject to risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates, the risk of lending to borrowers who may be unwilling or unable to pay back the loan, and the risk of lending against the security of assets whose valuations may decline.  Insurance companies may also be adversely affected by natural or other catastrophes or disasters.  All of these risks may require financial companies to hold substantial reserves against actual or anticipated losses.

In addition, most financial companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business.  Most financial companies are also subject to intense competitive pressures, including market share and price competition.  The removal of regulatory barriers to participation in certain segments of the financial industry may also increase competitive pressures on different types of firms.  For example, legislative proposals to remove traditional barriers between commercial banking, investment banking and insurance activities would allow large commercial banks and insurance companies to compete for business that previously was the exclusive domain of securities firms.  Similarly, the removal of regional barriers in the banking industry has intensified competition within that industry.

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Financial institutions in foreign countries are subject to similar regulatory and interest rate concerns.  In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements.  In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

FOREIGN (NON-U.S.) SECURITIES

Foreign (non-U.S.) securities include, but are not limited to, U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities; securities of U.S. issuers traded principally in foreign markets; foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  The foreign securities in which a Fund may invest also include Eurodollar obligations and “Yankee Dollar” obligations.  Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks.  Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.  Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk.  Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks.  One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders.  Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.  Some foreign securities may be restricted against transfer within the United States or to a United States person.

American Depository Receipts (“ADRs”) are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer.  European Depository Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States.  Global Depository Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries.  ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Each Fund also may invest in Brady Bonds.  Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”).  Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.  Brady Bonds are not considered to be U.S. Government securities.  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds.  Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.  Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders.  A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date

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have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Some securities of corporations domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws.  PFICs are those foreign corporations which generate primarily passive income.  They are often “growth” companies or “start-up” companies.  For U.S. federal income tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income.  Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Code Section 954.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above.  There are also the risks that the Funds may not realize that a foreign corporation they invest in is a PFIC for federal tax purposes.  Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs.  Following industry standards, the Funds intend to comply with federal tax reporting of these investments. Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income).  Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.  In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities.  Additional risks of investing in other investment companies are described under “Other Investment Companies.”

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies.  These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital.  In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.  Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.  Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS

Each Fund may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions, which may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates.  Suitable currency hedging transactions may not be available in all circumstances and a Fund may decide not to use hedging transactions that are available.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency.  Open positions in forwards used for non-hedging purposes will be covered by the segregation with a

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Fund’s custodian of liquid assets and are marked to market daily.  Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.  A Fund might be expected to enter into forwards under the following circumstances:

Lock In.  When the Adviser desires to “lock in” the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge.  If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of a Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge.  If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser believes that a Fund can benefit from price appreciation in a given country’s obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar.  In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract.  In the case of a direct hedge of a given country’s debt obligations, the cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge.  The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge.  In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated.  Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding.  This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging.  When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar.  This is an example of what is known as the “cost” of hedging.  Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

Tax Consequences of Hedging.  Under applicable tax law, a Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Code.  Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a Fund and could affect whether dividends paid by a Fund are classified as capital gains or ordinary income.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

Foreign Currency Warrants.  Foreign currency warrants, such as Currency Exchange WarrantsSM (“CEWSSM”) , are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time.  Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).  Foreign currency warrants are severable from the equity or debt obligations with which they may be offered, and may be listed on exchanges.  Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of

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warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities.  Principal exchange rate linked securities (“PERLSSM”)are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely affected by increases in the value of foreign currency.  Interest payments on the securities generally are made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse effect on the value of the principal payment to be made at maturity.

Performance Indexed Paper.  Performance indexed paper (“PIPSSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

HIGH YIELD SECURITIES (“JUNK BONDS”)

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy.  High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies.  In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.  A Fund may continue to hold such securities following a decline in their rating if in the opinion of the Adviser it would be advantageous to do so.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.  The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations.  If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.  In the case of high yield securities structured as “zero-coupon” or “pay-in-kind” securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.  Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to

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distribute the interest income on a current basis.  Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.  The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities.  Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares.  While lower rated securities may be less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes.  For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market.  When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

ILLIQUID SECURITIES

Each Fund may not invest more than fifteen percent (15%) of its net assets (taken at market value at the time of investment) in illiquid securities.  Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees.  The Adviser may be subject to significant delays in the disposition of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.  The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).  Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities the disposition of which is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain liquid commercial paper).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.  Unlike public offerings, such securities are not registered under the federal securities laws.  Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Tax exempt industrial development bonds and pollution control bonds, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer.  They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control.  Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

INFLATION-INDEXED BONDS

Inflation-indexed bonds are debt obligations whose value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

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The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will measure the real rate of inflation in the prices of goods and services accurately.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INITIAL PUBLIC OFFERINGS

Securities in initial public offerings (“IPOs”) are subject to many of the same risks of investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  In addition, the prices of securities sold in IPOs may be highly volatile.  At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund.  In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs.  Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account may decrease.  The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so.  In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance generally decreases.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Participations in commercial loans may be secured or unsecured.  Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  A Fund may participate in such syndications, or may buy part of a loan, becoming a part lender.  When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan often is administered by an agent bank acting as agent for all holders.  The agent bank administers the terms of the loan, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank generally would be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness.  However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.  In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

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Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected.  Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral could be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price.  At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  Investments in loan participations are considered to be debt obligations for purposes of a Fund’s investment restriction relating to the lending of funds or assets.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks.  For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that, under emerging legal theories of lender liability, a Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

MONEY MARKET INSTRUMENTS

Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposits, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers.  Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between such Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed.  A Fund may increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty.  Variable amount master demand notes may or may not be backed by bank letters of credit.

MORAL OBLIGATION SECURITIES

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities.  If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

MORTGAGE DOLLAR ROLLS

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects.  In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price.  A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.  However, unlike reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially

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identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to a Fund’s restrictions on borrowings.  Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid.”

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.  See “—Mortgage Pass-Through Securities.” Certain debt obligations also are secured with collateral consisting of mortgage-related securities.  See “—Collateralized Mortgage Obligations (“CMOs”).”

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Pass-Through Securities.  Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property.  Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase.  Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal.  Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.  Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations.  To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities

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guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the “FNMA”) or the Federal Home Loan Mortgage Corporation (the “FHLMC”).  The principal governmental guarantor of mortgage-related securities is GNMA.  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders.  It is subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight.  FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers, although it may purchase other types of mortgages as well.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.  Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders.  FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.  Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  A Fund may buy mortgage-related securities without insurance or guarantees.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to a Fund’s industry concentration restrictions (see “Investment Restrictions”).  In the case of privately issued mortgage-related securities, each Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.  The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.  In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually.  CMOs may be collateralized by whole mortgage loans, but more typically are collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

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CMOs are structured into multiple classes, each bearing a different stated maturity.  Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (the “Bonds”).  Proceeds of the Bonds offering are used to purchase mortgages or mortgage pass-through certificates (the “Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B and C Bonds all bear current interest.  Interest on the Series Z Bonds is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off.  When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bonds begin to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC.  Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly.  The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool.  All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities.  Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments.  Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.  Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs.  FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities.  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals.  CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer.  The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments.  Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital.  The amount of residual cash flow resulting from a CMO will depend on, among

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other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.  In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class (defined below) of stripped mortgage-backed securities.  See “—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based.  As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers.  The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets.  CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the 1933 Act.  CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitation on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities.  Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals.  Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based.  Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity.  In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested.  Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays.  Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates.  Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities.  In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities (“SMBSs”) are derivative multi-class mortgage-backed securities.  SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBSs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.  SMBSs may be deemed “illiquid” and subject to a Fund’s limitation on investment in illiquid securities.

Other Asset-Backed Securities.  Other asset-backed securities (unrelated to mortgage loans) may be offered to investors in the future and may be purchased by a Fund.  Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile Receivables (“CARSSM “).

Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers.  An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral.  Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral).  They also generally have a dedicated liquidity facility provided by a third-party insurer to ensure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the

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collateral.  Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings.  EETCs tend to be less liquid than bonds.

CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts.  Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts.  If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws or other factors.  As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Fund’s investment objectives and policies, the Adviser also may invest in other types of asset-backed securities.  Other asset-backed securities may be collateralized by the fees earned by service providers.  The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers.  In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.  The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

MUNICIPAL BONDS

Each Fund may invest in municipal bonds that pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser to be reliable), is exempt from federal income taxes (“municipal bonds”), although dividends that such Fund pays that are attributable to such interest will not be tax-exempt to shareholders of that Fund.

Municipal bonds share the attributes of debt obligations in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law.  General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source.  Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.  The credit and quality of private activity bonds and industrial development bonds usually are related to the credit of the user of the facilities.  Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal bonds are subject to credit and market risk.  Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.  Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  A number of these factors, including the ratings of particular issues, are subject to change from time to time.  Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.  Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors.  Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations.  There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

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MUNICIPAL LEASE OBLIGATIONS

The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”).  Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation.  A Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority.  However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the Securities and Exchange Commission (the “SEC”).each Fund may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when a the Adviser believes share prices of other investment companies offer attractive values.  The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments.  The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers.  The Funds may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.  A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.  In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.

PARTICIPATION ON CREDITORS COMMITTEES

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund.  Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.  A Fund would participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

PREFERRED STOCK

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.  Preferred stocks may pay fixed or adjustable rates of return.  The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services.  A preferred stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs.  The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.  In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.  For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s

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financial condition or prospects.  Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks.  Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date.  Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates.  Sinking fund preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule.  The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks.  Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock.  Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury.  Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond.  The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock.  The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates.  The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer.  Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement.  No redemption can occur if full cumulative dividends are not paid.  Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates.  Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES

Each Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries.  Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs also can realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  REITs are not taxed on income distributed to shareholders provided that they comply with the applicable requirements of the Code.  A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.  Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT.  A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations.  REITs are dependent upon the skills of their managers and are not diversified.  REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers.  REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

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REITs (especially mortgage REITs) also are subject to interest rate risks.  When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline.  If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates.  This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which a Fund would acquire a security subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest).  In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.  The Adviser will monitor the creditworthiness of the counterparties.

REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price.  Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.  Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase.  A Fund will segregate liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks).  To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to a Fund’s limitations on borrowings.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security.

RIGHTS AND WARRANTS

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued.  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.  Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price.  Warrants are freely transferable and are often traded on major exchanges.  Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued.  Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments.  Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer.  In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date.  If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless.  Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.  Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

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Warrants may relate to the purchase of equity or debt securities.  Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock.  Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate.  A decline in interest rates would permit a Fund to sell such warrants at a profit.  If interest rates rise, these warrants would generally expire with no value.

RULE 144A SECURITIES

Each Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”).  Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act.  Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

SHORT SALES

Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own.  When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty.  A Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan.

When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security.  In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost.  For these purposes, a short sale will be considered to be “against the box” if a Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short.  Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.

Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly.  Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales.

In the view of the Securities and Exchange Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless a Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short.  The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

SHORT-TERM MUNICIPAL OBLIGATIONS

Short-term municipal securities include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes, among others.

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Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes.  They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.  They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged.  The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects.  After successful completion and acceptance, many such projects receive permanent financing through FNMA or GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SOVEREIGN DEBT

Each Fund may invest in sovereign debt issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities.  Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies.  Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund’s investments in foreign currency-denominated debt obligations and any hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

STOCKS OF MICRO, SMALL AND MEDIUM CAPITALIZATION COMPANIES

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel.  Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies.  The securities of micro-cap and other small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies.  These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group.  Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.  Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions.

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Investments in securities of companies with medium market capitalizations share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of smaller capitalization issuers.

STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS

“Structured” notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds.  Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note.  The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index (es) or other asset(s).  Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss.  Like other sophisticated strategies, a Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).  Structured instruments may be considered illiquid.

Each Fund may invest in other types of “hybrid” instruments which combine the characteristics of securities, futures and options.  For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”).  The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the net asset value of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act.  As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.  The U.S. Government does not guarantee the net asset value of a Fund’s shares.  Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  U.S. Government securities include securities that have no coupons, or that have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities.  Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity.  See “—Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities.” Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury.  Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

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VARIABLE AND FLOATING RATE SECURITIES

Variable or floating rate securities are securities that pay interest at rates which adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined  (e.g., pursuant to an auction) on specified dates.  These instruments may include, without limitation, variable rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities.  Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline.  For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The interest rate on inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

A Fund may purchase or sell securities on a when-issued or delayed delivery basis.  These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security.  When purchases of securities on a when-issued or delayed delivery basis are outstanding, a Fund will segregate until the settlement date liquid assets in an amount sufficient to meet the purchase price.  Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.  Each Fund will limit such purchases to those in which the date for delivery and payment falls within one hundred twenty (120) days of the date of the commitment.

When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.  Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments.  If a Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security.  If the other party to a transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss.  A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if a Fund either (i) segregates until the settlement date liquid assets in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns.  The Funds may enter into forward commitments for the purchase or sale of foreign currencies.  Forward commitments may be considered securities in themselves.  They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets.  A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations.  Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security.  Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash.  Each of these instruments is typically issued and traded at a deep discount from its face amount.  The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.  The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and

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credit quality.  In order to satisfy a requirement for qualification as a “regulated investment company” under the Code, an investment company, such as a Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs.  Because a Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund.  In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell securities at such time.  Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

INVESTMENT RESTRICTIONS

The following investment policies are fundamental investment policies. Fundamental investment policies are those that cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities.  Except as otherwise noted in the Prospectus or this Statement of Additional Information, the Funds’ investment objectives and policies are not fundamental, and may be changed without a vote of shareholders.  The investment objectives of the Balanced, Growth and High Yield Bond Funds are fundamental and may not be changed without a vote of shareholders.  A “majority of a Fund’s outstanding voting securities”, when used in this Statement of Additional Information, means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.

Each Fund may not:

1.

Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

2.

Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate. The Funds reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

3.

Purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

4.	Make loans, except that this policy shall not prohibit the purchase of debt obligations, entering into repurchase agreements or the lending of a Fund’s portfolio securities.

5.	Concentrate more than 25% of the value of its assets in any one industry.

6.

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

7.	Borrow money and/or issue senior securities except to the extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds’ portfolio securities.  These policies and procedures are reasonably designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities.  In addition, the Adviser will post the Funds’ portfolio holdings information on the Funds’

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website at www.paxworld.com.  The website will contain each Fund’s complete schedule of portfolio holdings as of the last day of a calendar quarter end.  The Adviser generally will post this information on the Funds’ website within 45 days after a quarter’s end, and such information will remain accessible on the website until the next quarterly schedule of portfolio holdings is filed with the Securities and Exchange Commission as part of the Funds’ Form N-CSRs or Form N-Qs, as applicable.  For each portfolio security (not including cash positions), the posted information includes: (i) the name of the issuer, (ii) value (in the aggregate) and (iii) percentage of the Funds’ net value represented by the security (collectively, the “Portfolio Information”).  In addition, the Adviser will post the Funds’ ten largest portfolio holdings on the Funds’ website.  The website will disclose the Portfolio Information of each Fund’s ten largest portfolio holdings as of the last day of each month.  The Adviser will post this information on the Funds’ website generally within 10 business day after a month’s end, and such information will remain accessible on the website until the information is filed with the Securities and Exchange Commission as part of the Fund’s Form N-CSR or Form N-Q, as applicable.

Complete portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the Securities and Exchange Commission as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarter will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR.  The Funds’ Forms N-CSR and Forms N-Q will be available on the Securities and Exchange Commission’s website at www.sec.gov.  If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the Securities and Exchange Commission’s EDGAR website or otherwise) before the disclosure of the information on the Funds’ website, the Funds may post such information on its website.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser.  In addition, the Adviser may distribute (or authorize the custodian to distribute) Confidential Portfolio Information to a Fund’s (i) service providers that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”), (ii) plan sponsors (provided that such sponsor agrees to use the information solely to evaluate whether to offer or continue to include the Funds in their platform), (iii) other financial intermediaries (such as brokerage, financial planning and consulting firms; provided that such intermediaries agree to use the information internally and only for purposes of determining whether the Funds are a suitable investment for their clients or in considering whether to recommend the Funds to their clients) (“Intermediaries”), and (iv) certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”) for use in developing a rating.

Before any disclosure of Confidential Portfolio Information to Service Providers, plan sponsors, Intermediaries or Rating Agencies is permitted, the following conditions must be met: (i) the Funds’ Chief Compliance Officer has authorized the release of the Confidential Portfolio Information; (ii) the recipient must agree not to publish (or otherwise communicate) any information or to use the information to trade in Fund shares (or as part of any trading, hedging or arbitrage strategy); (iii) the recipient must either sign a confidentiality agreement or be subject to an independent duty to keep such information confidential; and (iv) the Confidential Portfolio Information must contain an appropriate confidentiality legend.

The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers, plan sponsors, Intermediaries and/or Rating Agencies, each of which is subject to either a written confidentiality agreement that addresses trading upon the Confidential Portfolio Information or an independent duty to keep such information confidential:

Name of Vendor	Type of Service	Frequency	Lag Time
Americh Massena and Associates	Rating/Ranking	Quarterly	At least 30 days
Merrill Corp.	Printing	Periodically	At least 30 days
PFPC AOS	Mail House	Periodically	At least 30 days
Vestek	Data Provider	Daily	None
Thompson Financial	Rating/Ranking	Periodically	At least 30 days
Morningstar, Inc.	Rating/Ranking	Quarterly	At least 30 days
Proxy Governance, Inc.	Proxy Services	Daily	None
State Street Bank and Trust Company	Custody and Fund Accounting	Daily	None
Lipper Analytical Services, Inc.	Rating/Ranking	Quarterly	At least 30 days

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Any separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. The Adviser may manage separate accounts that have investment objectives and strategies that are substantially similar or identical to those of the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Funds. Neither the Funds nor the Adviser and its affiliates may receive any compensation or other consideration for disclosing Confidential Portfolio Information.

Exceptions to these procedures may only be made if the Funds’ Chief Compliance Officer determines that granting an exemption is in the best interests of the Funds and is based upon legitimate business purposes and if the recipient is subject to a confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or is subject to an independent duty to keep such information confidential.

MANAGEMENT OF THE FUNDS

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust. The Trust’s Board of Trustees oversees the Adviser and decides upon matters of general policy. The Board of Trustees meets at least four (4) times per year, and reviews the performance and operations of the Funds. The Adviser, either directly or through others selected by the Adviser, furnishes daily investment advisory services.

OFFICERS/TRUSTEES

The following table reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the trustees and/or officers of the Funds. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered interested persons under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons and have no affiliation with the Adviser. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Trustee
Laurence A. Shadek (58)	Trustee (since 2006)	Chairman of the Board of the Adviser (1996-present); Executive Vice-President of H.G. Wellington (1986-present); Executive Vice President of Pax World Money Market Fund (1998-present); Chairman of the Board of Directors of the Pax World Balanced Fund (1996-2006), Pax World Growth Fund (1997-2006), and Pax World High Yield Bond Fund (1999-2006); member of the Board of Trustees of Franklin & Marshall College (1998- present).	8
Joseph Keefe (54)	Trustee, Chief Executive Officer (since 2006)	Chief Executive Officer (2005-present) and President (2006-present) of the Adviser; President of Pax World Money Market Fund (2006-present); Senior Vice President of the Pax World Balanced, Pax World Growth, and Pax World High Yield Bond Fund (2005-2006); President of New Circle Communications LLC	9

Pax draft2 SAI 3-27-2008.doc

36

(2000-2005); Co-Chair of The Carbon Coalition (2003-present); member of the Boards of Directors of On Belay (2006-present), Americans for Campaign Reform (2003-present), and the Social Investment Forum (2000-2006).

John Boese (45)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of the Adviser (2006-present); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000–2006).	N/A
Maureen Conley (45)	Secretary (since 2006)	Senior Vice President of Shareholder Services/Operations (2005-present) and Manager of Shareholder Services (2000-2005) for the Adviser.	N/A
Alicia K. DuBois (48)	Treasurer (since 2006)

Chief Financial Officer for the Adviser (2006-present); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001-2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006)

N/A
Janet Lawton Spates (38)	Assistant Treasurer (since 2006)	Vice President of Administration (2006-present), Treasurer (1998-2006) and Chief Financial Officer (2001-2006) of the Adviser; Treasurer or Assistant Treasurer of the Pax World Funds (1998-2006).	N/A

Disinterested Trustees

Name and Age	Position(s) Held With the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Trustee
Adrian P. Anderson (53)(2)	Trustee (since 2007)	Chief Executive Officer of North Point Advisors, LLC (2004-present); Senior Consultant of Gray and Co.(1999-2004).	8
Stephen Curwood (60)(3)	Trustee (since 2007)	Executive Producer and Host, Public Radio International’s LIVING ON EARTH (1989-Present); Senior Host, National Public Radio’s World of Opera (1990-2003); Visiting Lecturer, Harvard University, Environmental Science and Public Policy (1997-2003); Freelance author and writer (1969-present); President, World Media Foundation, Inc.; Trustee, Haverford College, Haverford, Pennsylvania; Trustee, Woods Hole Research Center, Falmouth,	8

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		Massachusetts.
Carl H. Doerge, Jr. (69)(2)	Chairman of the Board of Trustees; Trustee (since 2006)	Private investor (1995-present); member of the Board of Trustees and Police Commissioner of the Village of Upper Brookville, NY (1998-present); member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY.	8
Cynthia Hargadon (52)(3)	Trustee (since 2006)	Managing Director of CRA Rogers Casey (2006-present); Senior Consultant of North Point Advisors, LLC (2003-2006); President of Potomac Asset Management, Inc. (2000-2002).	8
Louis F. Laucirica (65)(2)	Trustee (since 2006)	Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-present).	8
Nancy S. Taylor (52)(3)	Trustee (since 2006)	Senior Minister, Old South Church in Boston, MA (2005-present); Minister and President, Massachusetts Conference, United Church of Christ (2001-2005); Trustee, Andover Newton Theological School (2002-present); Board of Managers, Old South Meeting House (2005-present); Director, Ecclesia Ministries, a ministry to Boston’s homeless population (2003-present).	8

(1)

Trustees of the Funds hold office until a successor shall have been chosen and shall have qualified. Officers of the Funds are appointed by the Board of Trustees and hold office until a successor shall have been chosen and shall have qualified.

(2)

Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance.

(3)

Designates a member of the Nomination, Compensation & Compliance Committee. The Nomination, Compensation & Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters.

* * * * *

None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption.

Ownership of Shares in the Pax World Fund Family

The following table shows the dollar range of shares beneficially owned by the trustees in the Funds as of the date of this Statement of Additional Information, and, on an aggregate basis, in any investment company overseen by the trustee in the Pax World Fund Family as of December 31, 2007:

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	Interested Trustees		Disinterested Trustees
Fund	Mr. Laurence A. Shadek	Mr. Joseph Keefe	Mr. Adrian P. Anderson	Mr. Stephen T. Curwood	Mr. Carl H. Doerge, Jr.	Ms. Cynthia Hargadon	Mr. Louis F. Laucirica	Dr. Nancy S. Taylor
Balanced	Over $100,000	$50,001-$100,000	None	None	Over $100,000	None	$1-$10,000	Over $100,000
Growth	Over $100,000	$10,001-$50,000	None	None	$50,001-$100,000	None	$1-$10,000	$10,001-$50,000
High Yield Bond	None	$10,001-$50,000	None	None	$10,001-$50,000	None	$1-$10,000	None
Value	None	$10,001-$50,000	None	None	None	None	None	None
Women’s Equity	None	None	None	None	None	None	None	None
Small Cap*	None	None	None	None	None	None	None	None
International*	None	None	None	None	None	None	None	None
Green*	None	None	None	None	None	None	None	None
Aggregate Across All Funds	Over $100,000	Over $100,000	None	None	Over $100,000	None	$10,001-$50,000	Over $100,000

*

Because the Small Cap, International and Green Funds are newly formed and have yet to commence operations, no trustee beneficially owns shares of such funds as of the date of this Statement of Additional Information.

Compensation of Trustees

Effective January 1, 2007, the Trust pays each disinterested trustee an annual retainer of $16,000 ($25,000 for the Chairman). In addition, the Trust currently pays each disinterested trustee a fee of $4,000 for attendance at each meeting of the Board of Trustees. Trustees are also reimbursed for their travel expenses for attending meetings of the Board of Trustees. In addition, the Trust pays $2,500 to each member of the Audit Committee for attendance at each Audit Committee meeting, and $2,500 to each member of the Nominating Committee for attendance at each Nominating Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, trustees do not receive compensation from the Trust for services performed as a trustee.

The following table sets forth compensation information relating to trustees of the Trust:

	Interested Trustees		Disinterested Trustees
Fund	Joseph Keefe	Laurence Shadek	Adrian Anderson(3)	Stephen Curwood(4)	Carl Doerge	Cynthia Hargadon	James Large(5)	Louis Laucirica	Sanford Sherman(6)	Nancy Taylor
Aggregate Compensation
Balanced	$—	$—	$10,500	$5,250	$34,375	$23,925	$6,875	$27,175	$28,875	$26,175
Growth	—	—	3,938	1,313	16,531	11,238	3,875	12,863	13,563	12,363
High Yield Bond	—	—	3,938	1,313	16,531	11,238	3,875	12,863	13,563	12,363
Value	—	—	1,312	1,312	1,594	1,312	—	1,312	1,312	1,312
Women’s Equity	—	—	1,312	1,312	1,594	1,312	—	1,312	1,312	1,312
Small Cap(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
International(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Green(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Aggregate Pension Retirement Benefits Accrued as Part of Fund Expenses	—	—	—	—	—	—	—	—	—	—
Estimated Annual Benefits Upon Retirement	—	—	—	—	—	—	—	—	—	—
Total Compensation from the Funds and the Pax World Fund Family(2)	$—	$—	$21,000	$10,500	$70,625	$49,025	$14,625	$55,525	$58,625	$53,525

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(1)

Because the Small Cap, International and Green Funds are newly formed and have yet to commence operations, no trustee has received compensation from such funds as of the date of this Statement of Additional Information.

(2)	The total compensation paid to such persons by the Pax World Fund Family for the fiscal year ended December 31, 2007.
(3)	Mr. Anderson became a trustee of the Trust effective June 13, 2007.
(4)	Mr. Curwood became a trustee of the Trust effective September 13, 2007.
(5)	Mr. Large retired as a trustee of the Trust effective April 12, 2007.
(6)	Mr. Sherman retired as a trustee of the Trust effective December 6, 2007.

PORTFOLIO MANAGERS

Other Accounts Managed

As of the date hereof, the portfolio managers of the Balanced, Growth, High Yield Bond, Value, Women’s Equity, Small Cap and International Funds did not have day-to-day responsibility for management of any other accounts.

The following table summarizes information regarding other accounts managed by the co-portfolio managers of the Green Fund, excluding the Green Fund itself. The information is as of December 31, 2007, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Other Pooled Vehicles AUM ($million)	Other Accounts AUM $(million)	Other Registered Investment Companies AUM $(million)
Bruce Jenkyn-Jones	$0	$0	$2,086
Ian Simm	$190	$0	$1,280

The following table provides information regarding other accounts and assets managed for which the advisory fee is based on performance:

Portfolio Manager	Other Pooled Vehicles AUM ($ million)	Other Accounts AUM ($ million)	Other Registered Investment Companies AUM ($ million)
Bruce Jenkyn-Jones	$0	$0	$0
Ian Simm	$6.5	$0	$0

Conflicts

In managing other portfolios, the Adviser or Sub-Adviser may be subject to potential conflicts of interest. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, the Adviser and Sub-Adviser have adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Certain investment personnel of the Adviser and Sub-Adviser manage more than one portfolio. Investment personnel make investment decisions for each portfolio based on the investment objective, policies, practices and other relevant investment considerations that such individual believes are applicable to that account. Consequently, investment personnel may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.

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Similarly, securities sold from one portfolio may result in better performance for that portfolio if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of portfolios in a strategy that have similar objectives, which generally minimizes the potential for conflicts of interest. While these portfolios have many similarities, the investment performance of each portfolio will be different primarily due to differences in investment guidelines, fees, expenses and cash flows.

In addition, the Adviser and Sub-Adviser have adopted trade aggregation and allocation procedures that seek to treat all clients fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as thinly-traded securities or oversubscribed public offerings. Currently, while no portfolios under the Adviser’s management have performance fees, some portfolios may have higher fees than others. These differences may give rise to the potential conflict that a portfolio manager may allocate more time to the management of one account over another. While the Adviser does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Adviser personnel periodically review the performance of the Adviser’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to manage effectively the portfolios assigned to that portfolio manager.

Compensation

The Adviser seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Generally, each portfolio manager’s compensation consists of a base salary and, in some cases, additional incentive or performance-based bonus. In addition, each portfolio manager also is eligible for the standard retirement benefits and health and other benefits available to all of the Adviser’s employees.

Ownership of Securities

As of December 31, 2007, (i) the dollar value of shares of the Balanced Fund owned beneficially by Christopher M. Brown was $100,001-$500,000, (ii) the dollar value of shares of the Growth Fund owned beneficially by Christopher M. Brown was $10,001-$50,000, (iii) the dollar value of shares of the Growth Fund owned beneficially by Anthony Trzcinka was $50,001-$100,000, (iv) the dollar value of shares of the High Yield Bond Fund owned beneficially by Mary V. Austin was $10,001-$50,000, (v) the dollar value of shares of the Value Fund owned beneficially by Sujatha R. Avutu was $100,001-$500,000, and (vi) the dollar value of shares of the Women’s Equity Fund owned beneficially by Sujatha R, Avutu was $0.

Because the Small Cap Fund, the International Fund and the Green Fund are newly formed funds and have yet to commence operations, the portfolio managers do not beneficially own any shares of such Funds as of the date of this Statement of Additional Information.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Name and Address of Shareholder	Fund	Share Class	Percentage of Outstanding Shares Owned of Record	Percentage of Outstanding Shares Owned Beneficially
Charles Schwab and Company, Inc. Special Custody Account for the Exclusive Benefit of Shareholders 101 Montgomery Street San Francisco, CA	Balanced Fund	Individual Investor Class	16%	None

Charles Schwab and Company, Inc. Special Custody Account for the Exclusive Benefit of Shareholders 101 Montgomery Street San Francisco, CA	Growth Fund	Individual Investor Class	14%	None

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Charles Schwab and Company, Inc. Special Custody Account for the Exclusive Benefit of Shareholders 101 Montgomery Street San Francisco, CA	High Yield Bond Fund	Individual Investor Class	35%	None

Charles Schwab and Company, Inc. Special Custody Account for the Exclusive Benefit of Shareholders 101 Montgomery Street San Francisco, CA	High Yield Bond Fund	Institutional Class	8%	None

Charles Schwab and Company, Inc. Special Custody Account for the Exclusive Benefit of Shareholders 101 Montgomery Street San Francisco, CA	Women’s Equity Fund	Individual Investor Class	39%	None

Charles Schwab and Company, Inc. Special Custody Account for the Exclusive Benefit of Shareholders 101 Montgomery Street San Francisco, CA	Women’s Equity Fund	Institutional Class	59%	None

National Financial Services Corp FBO Exclusive Benefit of Customers 200 Liberty Street New York, NY	Balanced Fund	Individual Investor Class	11%	None

National Financial Services Corp FBO Exclusive Benefit of Customers 200 Liberty Street New York, NY	Growth Fund	Individual Investor Class	6%	None

National Financial Services Corp FBO Exclusive Benefit of Customers 200 Liberty Street New York, NY	Growth Fund	Institutional Class	64%	None

National Financial Services Corp FBO Exclusive Benefit of Customers 200 Liberty Street New York, NY	High Yield Bond Fund	Individual Investor Class	13%	None

National Financial Services Corp FBO Exclusive Benefit of Customers 200 Liberty Street New York, NY	High Yield Bond Fund	Institutional Class	45%	None

National Financial Services Corp FBO Exclusive Benefit of Customers 200 Liberty Street New York, NY	Women’s Equity Fund	Individual Investor Class	19%	None

ING Life Insurance & Annuity 151 Farmington Avenue Hartford, CT	Balanced Fund	Individual Investor Class	6%	None

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Prudential Investment Management Service FBO Mutual Fund Clients 100 Mulberry Street Newark, NJ	Growth Fund	Individual Investor Class	10%	None

John D. Summers 51 Lawlor Road Tolland, CT	Balanced Fund	Institutional Class	17%	17%

Marianne Gabel And Donald Lateiner 49 Forest Avenue Delaware, OH	Balanced Fund	Institutional Class	17%	17%

Elizabeth T. Wood 1049 Ridge Road Gettysburg, PA	Balanced Fund	Institutional Class	7%	7%

Eleanor Friedman And Jonathan .J Cohen 18 Baker Bridge Road Lincoln, MA	Balanced Fund	Institutional Class	6%	6%

Cynthia J Petzold And Lowell F Inhorn 4576 Keagy Road Roanoke, VA	Balanced Fund	Institutional Class	5%	5%

Craig A Gruber 550 Vistamont Avenue Berkeley, CA	Growth Fund	Institutional Class	22%	22%

Mennonite Retirement Trust 1110 N Main Street Goshen, IN	Growth Fund	Institutional Class	14%	None

MMA Praxis Intermediate Income Fund PO Box 483 Goshen, IN	High Yield Bond Fund	Institutional Class	7%	None

Christopher Reynolds Foundation 267 5th Avenue New York, NY	High Yield Bond Fund	Institutional Class	12%	19%

Northern Trust Bank of MI Custodian FBO DFE AST MGMT Chicago, IL	Women’s Equity Fund	Institutional Class	41%	None

Pax World Management Corp. 30 Penhallow Street, Suite 400 Portsmouth, NH	Value Fund	Individual Investor Class	80%	80%

Pax World Management Corp. 30 Penhallow Street, Suite 400 Portsmouth, NH	Value Fund	Institutional Class	100%	100%

Pax World Management Corp. 30 Penhallow Street, Suite 400 Portsmouth, NH	Value Fund	R Class	100%	100%

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Pax World Management Corp. 30 Penhallow Street, Suite 400 Portsmouth, NH	Balanced Fund	R Class	100%	100%

Pax World Management Corp. 30 Penhallow Street, Suite 400 Portsmouth, NH	Growth Fund	R Class	100%	100%

Pax World Management Corp. 30 Penhallow Street, Suite 400 Portsmouth, NH	High Yield Bond Fund	R Class	100%	100%

Frederick P. Gigliotti 14 Baldwin Drive Sharon, MA	Value Fund	Individual Investor Class	11%	11%

Because the Small Cap Fund, the International Fund and the Green Fund are newly formed and have yet to commence investment operations, as of the date of this Statement of Additional Information and to the knowledge of the Funds, no person owned of record or beneficially five percent (5%) or more of the outstanding shares of any class of shares of such Funds. The officers and trustees of the Trust, as a group, own less than one percent (1%) of the outstanding shares of each class of shares of the Funds and of the Trust except for the Value Fund Individual Investor Class of shares of which the officers and trustees of the Trust, as a group, own 1.40% of the outstanding shares.

CODE OF ETHICS

The Funds as well as each of the Adviser and the Sub-Adviser have adopted a Code of Ethics (the “Code of Ethics”) under Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations.

PROXY VOTING GUIDELINES

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities held by the Funds have been included as Appendix A hereto.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800-767-1729 or by visiting Pax World’s website at www.paxworld.com, and is available without charge by visiting the Securities and Exchange Commission’s web site at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER AND SUB-ADVISER

GENERAL

Pax World Management Corp., 30 Penhallow Street, Suite 400, Portsmouth, NH, 03801 is the adviser to the Funds. The Adviser was incorporated in 1970 under the laws of the State of Delaware. As of December 31, 2007, the Adviser had approximately $2.83 billion in assets under management. The Adviser currently manages investments for clients other than the Funds, and may continue to do so in the future.

Substantially all of the Adviser’s capital stock is currently owned by Mr. Laurence A. Shadek and members of his family. As a result, the Shadek family may be deemed to “control” the Adviser.

Impax Asset Management Ltd. (“IAM”) is the Sub-Adviser of the Green Fund.  The Sub-Adviser is authorized and regulated by the Financial Services Authority of the United Kingdom.  It is a wholly-owned subsidiary of Impax Group plc, the shares of which are publicly traded on the London Stock Exchange. IAM has principal offices at Broughton House, 6-8 Sackville Street, London (UK) W1S 3DG.

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The Sub-Adviser, as of December 31, 2007, had over $2 billion of funds under management. IAM is the manager or sub-adviser of eight funds that invest globally in the stocks of companies that are active in “green markets,” particularly in the alternative energy, energy efficiency, water treatment, pollution control, waste technology and resource management sectors.  The Sub-Adviser has been providing financial advisory services to companies in environmental markets since 1994.

ADVISORY AGREEMENT

Pursuant to the terms of an investment advisory agreement (the “Management Contract”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objective, investment programs and policies.

Pursuant to the Management Contract the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

		Average Net Asset Value of Fund
Fund	Minimum Fee	Up to $25M		Over $25M
Balanced	None	0.75%		0.50%
Growth	$25,000	1.00%		0.75%
High Yield Bond(1)	$25,000	1.00	%(1)	0.75	%(1)
Value	None	0.70%		0.70%
Women’s Equity	None	0.75%		0.75%
Small Cap	None	0.75%		0.75%
International	None	0.85%		0.85%
Green	None	0.90%		0.90%

(1) The fee for the High Yield Bond Fund is 1.00% of assets up to $25 million and 0.75% of assets in excess of $25 million. However, effective March 13, 2008 the Adviser has contractually agreed to reduce the management fee for the High Yield Bond Fund to 0.50% until at least December 31, 2011.

Under the Management Contract, any liability of the Adviser to the Funds and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith or gross negligence or the reckless disregard of its duties.

The Management Contract may be terminated with respect to a Fund at any time on at least 30 days, but no more than 60 days, written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of such Fund. The Management Contract will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Adviser.

* * * * *

The following table shows the amount of the advisory fee paid to the Adviser by each Fund for the years ended December 31, 2005, 2006 and 2007:

	Balanced Fund	Growth Fund	High Yield Bond Fund	Value Fund		Women’s Equity Fund*
Year ended December 31, 2005	$8,484,928	$641,911	$509,156	$	N/A	$174,397
Year ended December 31, 2006	$10,367,266	$834,218	$422,019	$	N/A	$107,505
Year ended December 31, 2007	$11,753,789	$882,930	$455,020		$3,715	$216,203

Pax draft2 SAI 3-27-2008.doc

45

*Prior to the acquisition of the Women’s Equity Fund on October 29, 2007, the Fund’s Adviser was FEMMX Financial. Amounts shown above include advisory fees paid to FEMMX Financial in the amounts of $134,492; $174,397; $107,505 and $166,277 for the fiscal years ended March 31, 2005, 2006, 2007 and the period from April 1, 2007 through October 28, 2007, respectively.

Because the Small Cap, International and Green Funds are newly formed and have yet to commence operations, no advisory fee has been paid by such Funds as of the date of this Statement of Additional Information.

SUB-ADVISORY AGREEMENT

Pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”), IAM manages the Green Fund’s portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund and the determination of the Adviser that the contemplated investments satisfy the social responsibility criteria applied to the Fund.

The Sub-Advisory Agreement is terminable without penalty by the Fund on sixty days written notice when authorized either by majority vote of the Fund’s outstanding voting shares or by a vote of a majority of its Board of Trustees who are not interested parties, or by the Sub-Adviser on sixty days written notice, and will automatically terminate in the event of their assignment. The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub Adviser, or of reckless disregard of its obligations thereunder, the Sub-Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

For its services under the Sub-Advisory Agreement, the Sub-Adviser receives from the Adviser a fee equal to 0.45% per annum of the Fund’s average daily net assets from the Adviser’s advisory fee (the “Sub-Advisory Fee”). The fees are accrued daily and paid monthly. The Sub-Adviser, at its discretion, may voluntarily waive all or a portion of the Sub-Advisory Fee. Investment advisory fees and operating expenses which are attributable to each Class of the Fund will be allocated daily to each Class based on the relative values of net assets at the end of the day. Additional expenses for shareholder services and distribution services provided by participating organizations to Fund shareholders may be compensated by PFPC Inc. from its own resources which includes the shareholder servicing fees and past profits, or by the Adviser and/or Sub-Adviser from their own resources which includes the Advisory or Sub-Advisory Fee and administrative services fee. Expenses incurred in the distribution and the servicing of Institutional Class shares shall be paid by the Adviser. (See “Distribution and Service Plans” herein.)

DISTRIBUTOR

PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 (the “Distributor”), serves as the principal underwriter of the Funds’ shares pursuant to a distribution contract with the Trust. The Distributor has no obligation to buy the Funds’ shares, and purchases the Funds’ shares only upon receipt of orders from authorized financial services firms or investors.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 (“State Street”), serves as custodian of the Funds’ portfolio securities and cash, including the Funds’ foreign securities, and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Funds. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees at a foreign branch of a qualified U.S. bank, with an eligible foreign sub-custodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act, the Funds may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Funds’ “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board of Trustees review annually the continuance of foreign custodial arrangements for the Funds, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

46

TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC, Inc., 760 Moore Road, King of Prussia, PA 19406 (the “Transfer Agent”), serves as the transfer agent and dividend disbursing agent for the Funds. The Transfer Agent provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $5.00, and a monthly inactive zero balance account fee per shareholder account of $1.80. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. Shareholder inquiries relating to a shareholder account should be directed in writing to Pax World, P.O. Box 9824, Providence, RI 02940-8024 or by telephoning Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the Funds’ independent registered public accounting firm, and in that capacity audits the Funds’ annual financial statements.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

The Adviser and the Sub-Adviser are responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect such transactions and the negotiation of brokerage commissions relating to such transactions, if any. Investment decisions for the Funds and for the other investment advisory clients of the Adviser and the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or the Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Funds and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the relevant Fund and clients in a manner deemed fair and reasonable by the Adviser or the Sub-Adviser. The Adviser or the Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s or the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates. Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation payable to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and United States Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

BROKERAGE SELECTION

The Adviser and the Sub-Adviser place orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of a Fund, the Adviser or the Sub-Adviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser or the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the

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broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and the Sub-Adviser receive services from many broker-dealers with which the Adviser or the Sub-Adviser places the Funds’ portfolio transactions. These services include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser or the Sub-Adviser in advising other clients (including the Funds). The advisory fees paid by the Funds are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser or the Sub-Adviser from expenses it might otherwise bear.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) the Adviser or the Sub-Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in Section 28(e)) an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser or the Sub-Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities to the advisory accounts for which the Adviser or the Sub-Adviser exercises consistent discretion.

The Adviser or the Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Funds when, in the judgment of the Adviser or the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to rules of the Securities and Exchange Commission, a broker-dealer that is an affiliate of a Fund may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable Securities and Exchange Commission rules, the Board of Trustees has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

BROKERAGE COMMISSIONS

The following table shows the amount of the brokerage commissions paid by each Fund for the years ended December 31, 2005, 2006 and 2007:

	Balanced Fund	Growth Fund	High Yield Bond Fund	Value Fund
Year ended December 31, 2005	$986,532	$248,119	$156,390	$	N/A
Year ended December 31, 2006	$1,106,766	$315,572	$167,676	$	N/A
Year ended December 31, 2007	$1,156,941	$144,680	$149,662		$2,734	(1)

Women’s Equity Fund
Year ended March 31, 2005	$15,694
Year ended March 31, 2006	$19,472
Year ended March 31, 2007	$20,691
Period ended December 31, 2007(2)	$26,080

(1) During the period from inception (September 17, 2007) to December 31, 2007.

(2) Represents brokerage commissions from April 1, 2007 to December 31, 2007. Prior to acquisition on October 29, 2007, the Fund had a fiscal year-end of March 31.

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Because the Small Cap, International and Green Funds are newly formed and have yet to commence operations, no brokerage commissions have been paid by such Funds as of the date of this Statement of Additional Information.

As of December 31, 2007, the Funds own the following securities of the Funds’ regular brokers or dealers (as defined in the 1940 Act) or their parents:

Fund	Broker/Dealer	Type of Security D = debt E = Equity	Amount
Balanced Fund	Goldman Sachs Group, Inc., The	E	$14,361,039

Growth Fund	Goldman Sachs Group, Inc., The	E	$215,050

Value Fund	Citigroup, Inc.	E	$35,034

	Goldman Sachs Group, Inc., The	E	$21,505

Women’s Equity Fund	Citigroup, Inc.	E	$323,840

	Goldman Sachs Group, Inc., The	E	$580,635

	Lehman Brothers Holdings, Inc.	E	$196,320

CAPITAL STOCK AND OTHER SECURITIES

The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, which shares are currently divided into three classes: Individual Investor Class, Institutional Class and R Class shares. Except as noted below, each share of each Fund, regardless of class, has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions within such Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share except that: (i) each class of shares has different class designations; (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; (iii) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. In general, shares will be voted in the aggregate except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. The Funds’ shares do not have cumulative voting rights for the election of trustees. In the event of liquidation, each share of each Fund is entitled to its portion of all of such Fund’s assets after all debts and expenses of such Fund have been paid. There are no conversion, preemptive or other subscription rights in connection with any shares of any Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.

PRICING OF FUND SHARES

As described in the Prospectus under the heading “How Share Price is Determined,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectus further notes that the NAV of the Funds is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange on each day (a “Business Day”) that the New York Stock Exchange is open for trading.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in a Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares

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of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Funds’ classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board of Trustees of the Trust has delegated primary responsibility for determining or causing to be determined the value of the Funds’ portfolio securities and other assets (including any fair value pricing) and NAV of the Funds’ shares to the Adviser, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Adviser has, in turn, delegated various of these responsibilities to State Street, as the Funds’ custodian and other agents. As described in the Prospectus, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.

Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

As described in the Prospectus, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is

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possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

TAXATION

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the Funds. Each of the Funds intends to qualify as a regulated investment company under Subchapter M of the Code.  In order to qualify for the special tax treatment accorded to regulated investment companies and their shareholders, each Fund must, among other things, (a) derive at least ninety percent (90%) of its gross income for each taxable year from (i) interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least fifty percent (50%) of the market value of its total assets is represented by cash and cash items, United States Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than five percent (5%) of the value of its total assets and an amount not greater than ten percent (10%) of the outstanding voting securities of such issuer, and (ii) not more than twenty-five percent (25%) of the value of its total assets is invested (x) in the securities (other than those of the United States Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least ninety percent (90%) of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the ninety percent (90%) gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, one hundred percent (100%) of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least ninety percent (90%) of its income from the passive income services defined in Code Section 7704(d), and (z) that derives less than ninety percent (90%) of its income from the qualifying income described in clause (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of meeting the diversification requirement set forth in clause (b) above, in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer.  Finally, for purposes of clause (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions (if any) may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, that Fund could be required to recognize

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unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Funds intend to distribute at least annually to their shareholders all or substantially all of their investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute their net capital gain.  Investment company taxable income retained by a Fund will be subject to tax at regular corporate rates.  The Funds may also retain for investment their net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss).  If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly filed United States tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividends (as defined below) purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year.  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of ninety-eight percent (98%) of its ordinary income for such year and ninety-eight percent (98%) of its capital gain net income for the one-year period ending October 31 of such year (or November 31 or December 31 of such year, if that Fund elects to compute its capital gain net income by reference to its November 31 or December 31 taxable year-end, as the case may be), plus any retained amount from the prior year, that Fund would be subject to a nondeductible four percent (4%) excise tax on the undistributed amounts. For these purposes, the Funds would be treated as having distributed any amount for which they are subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the four percent (4%) excise tax, although there can be no assurance that they will be able to do so.

Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares.  Distributions of net capital gains from the sale of investments that a Fund owned (or is deemed to have owned) for more than one year and that are properly designated by that Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains.  Distributions from capital gains are generally made after applying any available capital loss carryovers.  Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to fifteen percent (15%) with lower rates applying to taxpayers in the ten percent (10%) and fifteen percent (15%) rate brackets, through taxable years beginning before January 1, 2011.  Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” a Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares.

A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than sixty-one (61) days during the one hundred twenty-one (121) day period beginning on the date which is sixty (60) days before the date on which such share

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becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, ninety-one (91) days during the one hundred eighty-one (181) day period beginning ninety (90) days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to that Fund’s shares. If the aggregate dividends received by a Fund during any taxable year are ninety-five percent (95%) or more of its gross income (excluding net capital gain income), then one hundred percent (100%) of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Dividends and distributions on a Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

Dividends of net investment income received by corporate shareholders of a Fund will qualify for the seventy percent (70%) dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year.  A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than forty-six (46) days (ninety-one (91) days in the case of certain preferred stock) during the ninety-one (91) day period beginning on the date which is forty five (45) days before the date on which such share becomes ex-dividend with respect to such dividend (during the one hundred eighty-one (181) day period beginning ninety (90) days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of the Code.

Certain Investments in REITs and Related Investments. The Funds may invest in real estate investment trust (“REITs”).  Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received.  In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold   A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.  Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

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The Funds may also invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”). Under a notice recently issued by the IRS and Treasury regulations that have yet to be issued, but which may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the Treasury regulations are expected to provide, that “excess inclusion income” of regulated investment companies, such as the Funds, will be allocated to shareholders of regulated investment companies in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly.  As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.  In addition, if at any time during any taxable year a “disqualified organization” (as defined in Section 860(E)(e) of the Code) is a record holder of a share in a Fund, then that Fund will be subject to a tax equal to that portion of its “excess inclusion income” for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to allocate any such tax specially to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in such Fund. The Funds have not yet determined whether such an election will be made.

Tax-Exempt Shareholders.  Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders.  Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).  Furthermore, any investment in residual interests of a collateralized mortgage obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (as described above). Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance in respect of CRTs remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a Fund.  CRTs are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Original Issue Discount, Payment-in-Kind Securities, Market Discount and Acquisition Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount.  Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.  In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.  Interest paid on debt obligations owned by the Fund that are considered for tax purposes to

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be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

In addition, debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount.  Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.  Market discount generally accrues in equal daily installments.  A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

A Fund’s investment in the foregoing kinds of securities may require such Fund to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.  Such distribution may be made from the cash assets of the Fund or by liquidation of portfolio securities (including at times it may not be advantageous to do so), if necessary.  A Fund may realize gains or losses from such liquidations.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities.  The Funds, and in particular the High Yield Fund, may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default.  Investments in debt obligations that are at risk of or in default present special tax issues for a Fund.  Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.  These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivative Transactions and Related Transactions.  If a Fund engages in derivative transactions, including derivative transactions in options, futures contracts forward contracts, swap agreements, and straddles, or other similar transactions, including for hedging purposes it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of Fund securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will monitor its transactions, and will determine whether to make certain applicable tax elections pertaining to such transactions in a manner consistent with the best interests of that Fund.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) may produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income and net-tax exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax.

Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions.  Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Shareholders of the majority of the Funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, shareholders of the International Fund and the Green Fund may be entitled to claim a credit or deduction with respect to foreign taxes if more than fifty percent (50%) of such Fund’s assets at year end consists of the securities of foreign corporations.  In such a case, the International Fund or the Green Fund may elect to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by such Fund to foreign countries in respect of foreign

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securities such Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least fifteen (15) additional days during the thirty (30) day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Passive Foreign Investment Companies.  Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”), if any, could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company.  This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax by making an election to mark such investments to market annually or to treat the PFIC as a “qualified electing fund (“QEF”).”  The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by a Fund to avoid fund-level taxation.  Marking either of these elections may therefore require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which may also accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”  A PFIC is any foreign corporation: (i) seventy-five percent (75%) of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least fifty percent (50%). Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Backup Withholding. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends, other distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.  The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends, if any. The backup withholding tax rate is twenty-eight percent (28%) for amounts paid through 2010. The backup withholding rate will be thirty-one percent (31%) for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors should consult their tax advisers in this regard.  Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

Sale, Redemption or Exchange of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than twelve (12) months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six (6) months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within thirty (30) days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. A sale or exchange of Fund shares by a securities dealer may generate ordinary income if such Fund shares were not designated by such securities dealer as held for investment.

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Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Non-U.S. Shareholders.  Generally, distributions to non-U.S. shareholders which are properly designated Capital Gain Dividends and exempt-interest dividends, if any, will not be subject to withholding of federal income tax.  However, exempt-interest dividends may be subject to backup withholding as described above.  In general, dividends other than Capital Gain Dividends and exempt-interest dividends, if any, paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

Legislation temporarily eliminated, with respect to taxable years of a Fund beginning before January 1, 2008, withholding (i) with respect to distributions of amounts (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a ten percent (10%) shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by a Fund (a “short-term capital gain dividend”). Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

Legislation has been proposed that would extend this exemption from withholding for interest-related and short-term capital gain dividends for one more year (i.e. to include taxable years beginning before January 1, 2009).  At this time, it is not clear whether this legislation will be enacted (and even if a one-year extension were enacted, it is unclear whether the exemption would be further extended).  It should also be noted that the exemption for interest-related and short-term capital gain dividends generally does not apply to dividends of a Fund which are derived from foreign source income such as dividends or interest received by a Fund from non-U.S. issuers.

In order to qualify for this exemption from withholding, a foreign person would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares in a Fund held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment.  Foreign persons should consult their intermediaries regarding the application of these rules to their accounts.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

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A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

* * * * *

Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information, such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

DISTRIBUTION

As stated in the Prospectus under the caption “Distribution Arrangements,” shares of the Funds are continuously offered through participating brokers that have dealer agreements with the Funds, or that have agreed to act as introducing brokers. Each Fund maintains a distribution expense plan (individually a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act pursuant to which Funds incur the expenses of distributing their shares. Such expenses include (but are not limited to) advertising, compensation to and expenses (including overhead and telephone expenses) of underwriters, dealers and sales personnel who engage in the sale of shares of the Funds, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors total distribution fees of up to twenty-five hundredths of one percent (0.25%) or fifty hundredths of one percent (0.50%) per annum of its average daily net assets with respect to the Fund’s Individual Investor Class or R Class shares, respectively. Amounts paid by the Funds under the Plans for advertising, printing, postage and sales-related expenses (travel, telephone, and sales literature) for the fiscal year ended December 31, 2007 are set forth below:

	Balanced Fund	Growth Fund	High Yield Bond Fund	Value Fund	Women’s Equity Fund
Advertising	$389,232	$18,067	$13,823	$762	$2,439
Printing	$94,007	$4,312	$2,733	$5,617	$5,416
Postage	$29,101	$1,336	$878	$2,195	$49
Sales-related expenses	$4,537,432	$205,655	$205,265	$2,106	$93,868

Because the Small Cap, International and Green Funds are newly formed and have yet to commence operations, no amounts have been paid by such Funds under the Plans for advertising, printing, postage and sales-related expenses (travel, telephone and sales literature) as of the date of this Statement of Additional Information.

Financial firms that receive distribution and/or service fees may, in certain circumstances, pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Adviser and its affiliates may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of the Funds and for other services such as, without limitation, granting the Adviser access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or

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informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings. The Adviser and its affiliates typically make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds.

The additional payments described above are made from the Adviser’s own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made, at the discretion of the Adviser to some of the firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed 0.10% of the total Fund assets attributable to that financial firm. In some cases, in addition to payments described above, the Adviser will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. Shareholders should consult their financial advisors and review carefully any disclosure by the financial firms as to compensation received by their financial advisors. As of the date of this Statement of Additional Information, the Adviser has no arrangements with firms for the additional payments described above for distribution services and/or educational support.

The Adviser expects that firms may be added to this list from time to time. Representatives of the Adviser visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Funds will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

Pursuant to the terms of each Plan, the Board of Trustees of the Trust will review at least quarterly a written report of the distribution expenses incurred on behalf of the Funds. Each report will include an itemization of the distribution expenses incurred by each Fund and the purpose of each expenditure.

Each Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the trustees who are not interested persons of such Fund and who have no direct or indirect financial interest in the operation of such Plan or in any agreement related to such Plan (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose. Each Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of stock of such Fund on not more than sixty (60) days, nor less than thirty (30) days, written notice to any other party to such Plan. None of the Funds’ Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class of stock of such Fund, and all material amendments are required to be approved by the Board of Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. None of the Funds will be obligated to pay expenses incurred under such Fund’s Plan if it is terminated or not continued.

Each Plan was adopted and last approved on March 13, 2008 for the International, Small Cap and Green Funds, and on June 14, 2007 for the other Funds, by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such Plan.

Pursuant to the terms of each Plan, the Funds have entered into a distribution agreement (the “Distribution Agreement”) with the Distributor. Under the Distribution Agreement, the Distributor serves as distributor of the Funds’ shares, and for nominal consideration and as agent for the Funds, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on any Fund until accepted by such Fund as principal. The Distribution Agreement will continue for an initial two-year term and will continue in effect thereafter from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement may be terminated at any time, without penalty, by a vote of a

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majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund on sixty (60) days written notice to the Distributor or by the Distributor on sixty (60) days written notice to such Fund.

The Distribution Agreement was adopted and last approved on December 6, 2007 for the International, Small Cap and Green Funds, and on June 14, 2007 for the other Funds by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such Distribution Agreement.

Registration Statement

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The audited financial statements of the Pax World Balanced Fund, Pax World Growth Fund, Pax World High Yield Bond Fund, Pax World Value Fund and Pax World Women’s Equity Fund (collectively, the “Funds”) for the fiscal year ended December 31, 2007 and the report thereon of Ernst & Young LLP are incorporated herein by reference to the Funds’ annual report. The financial statements and financial highlights audited by Ernst & Young LLP for the year ended December 31, 2007 incorporated by reference into the prospectus and this SAI have been so incorporated in reliance on their report given on their authority as experts in accounting and auditing. Copies of the annual report are available upon request by writing to Pax World at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801, telephoning Pax World (toll-free) at 800-767-1729, visiting Pax World’s web site at www.paxworld.com or visiting the Securities and Exchange Commission’s web site at www.sec.gov.

The audited financial statements of the Women’s Equity Fund, a series of Professionally Managed Portfolios (the predecessor to the Women’s Equity Fund), included in the Women’s Equity Fund’s annual report to shareholders for the fiscal year ended March 31, 2007, are incorporated herein by reference. No other parts of the annual report to shareholders are incorporated by reference herein. The financial statements for the year ended March 31, 2007 incorporated by reference into the prospectus and this SAI have been so incorporated in reliance upon the report of Tait, Weller & Baker LLP, given on its authority as an expert in auditing and accounting.

Because the Small Cap, International and Green Funds are newly formed and have yet to commence operations, there are no financial statements for such Funds to incorporate into this Statement of Additional Information.

APPENDIX A

PROXY VOTING GUIDELINES

Type of Proposal	Proposal	Proxy Voting Guideline

1. DIRECTOR-RELATED ISSUES

Management Proposal	1a. Uncontested Election of Directors	Votes on individual director nominees are made on a case-by-case basis.

Management Proposal	1b. Contested Election of Directors	Votes in a contested election of directors are evaluated on a case-by-case basis.

Management Proposal	1c. Classified Board	Vote for proposals to declassify the board of directors. Vote against proposals to classify the board of

Pax draft2 SAI 3-27-2008.doc

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directors.

Management Proposal	1d. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Management Proposal	1e. Cumulative Voting	Vote against management proposals to eliminate cumulative voting.

Management Proposal	1f. Alter Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote case-by-case on proposals that seek to change the size or range of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

2. AUDITORS

Management Proposal	2. Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or where non-audit fees exceed 25% of revenue received from that company.

3 PROXY CONTEST DEFENSES / TAKEOVER DEFENSES

Management Proposal	3a. Shareholder Ability to Call Special Meeting

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Management Proposal	3b. Shareholder Ability to Act by Written Consent	Vote for proposals to allow or facilitate shareholder action by written consent. Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Management Proposal	3c. Poison Pills

Review on a case-by-case basis management proposals to ratify a poison pill.  Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder

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redemption feature, and the absence of dead hand features.

Management Proposal	3d. Fair price Provisions	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Management Proposal	3e. Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Management Proposal	3f. Unequal Voting Rights	Generally vote against dual class capitalization.

Management Proposal	3g. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Management Proposal	3h. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Management Proposal	3i. Director and Officer Liability Protection

Vote against proposals to limit or eliminate entirely director and officer liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

Management Proposal	3j. Director and Officer Indemnification

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner at the reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

4. MISC. GOVERNANCE PROVISIONS

Management Proposal	4a. Confidential Voting	Vote for management proposals to adopt

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confidential voting.

Management Proposal	4b. Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals.  In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.  In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals.  If the combined effect is positive, support such proposals.

Management Proposal	4c. Adjourn Meeting if Votes are Insufficient	Vote for proposals to adjourn the meeting when votes are insufficient.

Management Proposal	4d. Other Business	Vote for other business proposals.

Management Proposal	4e. Changing Corporate Name	Vote for changing the corporate name.

5. CAPITAL STRUCTURE

Management Proposal	5a. Common Stock Authorization	Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

Management Proposal	5b. Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in a excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

Management Proposal	5c. Reverse Stock Splits

Review on a case-by-case basis management proposals to implement a reverse stock split.  We will generally vote for a reverse stock split if management provides a reasonable justification for the split.

Management Proposal	5d. Blank Check Preferred Authorization

Usually vote against proposals to create blank check preferred stock.

Review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.  If the company does not have any preferred shares outstanding we will vote against the requested increase.

Vote for requests to require shareholder approval for blank check authorizations.

Management Proposal	5e. Adjustments to Par Value of Common Stock	Vote for management proposals to reduce the par value of common stock.

Management Proposal	5f. Redemption Rights	Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating

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proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Management Proposal	5g. Debt Restructurings	Review on a case-by-case basis proposals regarding debt restructurings.

Management Proposal	5h. Share Repurchase Programs	Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

6. EXECUTIVE AND DIRECTOR COMPENSATION

Management Proposal	6a. Stock-Based Incentive Plans	Vote with respect to compensation plans should be determined on a case-by-case basis.

Management Proposal	6b. Approval of ‘Cash or Cash-and-Stock Bonus Plans

Vote for plans where the performance measures included under the plan are appropriate, the plan is administered by a committee of independent outsiders, and the preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Management Proposal	6c. Employee Stock Purchase Plans

Vote for employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

Vote against employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

Management Proposal	6d. Outside Director Stock Awards / Options in Lieu of Cash	Vote case-by-case on proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

7. MERGERS AND CORPORATE RESTRUCTURING

Management Proposal	7a. Mergers and Acquisitions	Vote on mergers and acquisitions are considered on a case-by-case basis.

Management Proposal	7b. Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions.)

Generally vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.  We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Management Proposal	7c. Voting on Reincorporation Proposals	Proposals to change a company’s state of incorporation should be examined on a case-by-case

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basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the corporations.

Management Proposal	7d. Corporate Restructuring	Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Management Proposal	7e. Spin-offs	Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Management Proposal	7f. Asset Sales	Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Management Proposal	7g. Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Management Proposal	7h. Appraisal Rights	Vote for proposals to restore, or provide shareholders with, rights of appraisal.

8. MUTUAL FUND PROXIES

Management Proposal	8a. Mutual Fund – Election of Trustees	Votes on trustee nominees are made on a case-by-case basis.

Management Proposal	8b. Mutual Fund – Investment Advisory Agreement	Votes on investment advisory agreements should be elevated on a case-by-case basis.

Management Proposal	8c. Mutual Fund – Fundamental Investment	Votes on amendments to a fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Management Proposal	8d. Mutual Fund – Distribution Agreements	Votes on distribution agreements should be evaluated on a case-by-case basis.

9. SHAREHOLDER PROPOSALS: CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION

Shareholder Proposal	9a-1. Rotate Annual Meeting	Vote against shareholder proposals to rotate the annual meeting of shareholders or change the date and time of the meeting.

Shareholder Proposal	9b-1. Declassify Board of Directors	Vote for proposals to declassify the board the directors.

Shareholder Proposal	9b-2. Separate Chairman and CEO	Vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

Shareholder Proposal	9b-3. Adopt Cumulative Voting	Vote case-by-case on shareholder proposals to permit cumulative voting.

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Vote case-by-case on shareholder proposals to adopt cumulative voting at companies with no women or minority members on the board.

Shareholder Proposal	9b-4. Majority of Independent	Vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

Shareholder Proposal	9b-5. Independent Committees	Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Shareholder Proposal	9b-6. Adopt Director Term Limits	Vote against shareholder proposals to limit the tenure of outside directors.

Shareholder Proposal	9b-7. Implement Director Share Ownership Requirement

Vote against shareholder proposals that seek to establish mandatory share ownership requirements for directors.

Vote case-by-case on shareholder proposals that ask directors to accept a certain percentage of their annual retainer in the form of stock.

Shareholder Proposal	9c-1. Reduce Supermajority Vote Requirements

Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Shareholder Proposal	9c-2. Remove Antitakeover Provisions	Vote for shareholder proposals that seek to remove antitakeover provisions.

Shareholder Proposal	9c-3. Submit Poison Pill (Shareholder Rights Plan) to a Vote

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Vote case-by-case on proposals to amend an existing shareholder rights plan.

Shareholder Proposal	9C-4. Confidential Voting

Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contexts as follows:  In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree ,the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

Shareholder Proposal	9c-5. Written Consent/Special Meeting	Vote for shareholder proposals that provide for shareholder ability to take action by written consent and/or call a special meeting.

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Shareholder Proposal	9c-6. Elect Auditors/Ensure Auditor Independence	Vote for proposals that would allow shareholders to elect the auditors.

Shareholder Proposal	9c-7. Non-Partnership/Political Contributions	Vote for proposals calling for a company to disclose its political contributions.

Shareholder Proposal	9d-1. Increase Disclosure of Executive Compensation	Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

Shareholder Proposal	9d-2. Limit Executive compensation

Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.

Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

Shareholder Proposal	9d-3. Prohibit/Require Shareholder Approval for Option Repricing	Vote for shareholder proposals seeking to limit repricing. Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

Shareholder Proposal	9d-4. Severance Agreements/Golden Parachutes	Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Shareholder Proposal	9d-5. Cash Balance Plans	Vote for shareholder proposals calling for non-discrimination in retirement benefits.

Shareholder Proposal	9d-6. Performance-Based Options/Indexed Options	Vote for shareholder proposals to link executive pay to performance, including the use of indexed options and other indicators.

Shareholder Proposal	9d-7. Link Compensation to Non-Financial Factors

Vote for shareholder proposals calling for the preparation of a report on the feasibility of linking executive pay to nonfinancial factors, such as social and environmental goals.

Vote for shareholder proposals seeking to link executive pay to non-financial factors.

Shareholder Proposal	9c-1. Seek sale of company/assets	Vote on a case-by-case basis proposals that seek the sale of the company or company assets.

Shareholder Proposal	9c-2. Hire advisor/maximize shareholder value	Vote on a case-by-case basis proposals that request the company hire an advisor to maximize the shareholder value.

Shareholder Proposal	9c-3. Convert closed-end fund to open-end fund	Vote against shareholder proposals to convert a closed-end fund to an open-end fund.

10. SHAREHOLDER PROPOSALS: SOCIAL AND ENVIRONMENTAL PROPOSALS

Shareholder Proposal	10a-1. Add Women and Minorities to Board	Vote for shareholder proposals that ask the company to take steps to nominate more women and

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minorities to the board.

Shareholder Proposal	10a-2. Prepare Report/Promote EEOC-Related Activities

Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.

Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Shareholder Proposal	10a-3. Report on Progress Toward Glass Ceiling Commission Recommendations	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling commission’s recommendations.

Shareholder Proposal	10a-4. Prohibit Discrimination on the Basis of Sexual Orientation

Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation.

Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

Shareholder Proposal	10a-5. Report on/Eliminate Use of Racial Stereotypes in Advertising	Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report.

Shareholder Proposal	10b-1. Codes of Conduct and Vendor Standards

Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.

Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China).

Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and license compliance with codes.

Vote for shareholder proposals that seek publication of a “Code of Conduct” to the Company’s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

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Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employees’ wages and working conditions.

Shareholder Proposal	10b-2. Prepare Report on Operations in Burma/Myanmar

Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.

Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.

Vote for shareholder proposals to pull out of Burma.

Shareholder Proposal	10b-3. Adopt/Report on MacBride Principles.	Vote for shareholder proposals to report on or to implement the MacBride Principles.

Shareholder Proposal	10b-4. Prepare Report on Operations in China

Vote for shareholder proposals requesting more disclosure on a company’s involvement in China.

Vote on a case-by-base basis shareholder proposals that ask a company to terminate a project or investment in China.

Shareholder Proposal	10b-5. Prepare Report on Maquiladoras	Vote for shareholder proposals to prepare reports on a company’s Maquiladora operations.

Shareholder Proposal	10b-6. Prepare Report on Company Activities Affecting Indigenous Peoples’ Rights	Vote for shareholder proposals to prepare reports on a company’s impact on indigenous communities.

Shareholder Proposal	10c-1. Environmental Report (General)	Vote for shareholder proposals seeking greater disclosure on the company’s environmental practices, and/or environmental risks and liabilities.

Shareholder Proposal	10c-2. Prepare Report on Global Warming/Greenhouse Gas Emissions	Vote for shareholder proposals seeking disclosure of liabilities or preparation of a report pertaining to global warming. Vote for shareholder proposals calling for the reduction of greenhouse gas.

Shareholder Proposal	10c-3. Invest in Clean/Renewable Energy

Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

Vote for shareholder proposals seeking increased investment in renewable energy sources.

Shareholder Proposal	10c-4. Drilling in the Arctic National Wildlife Refuge	Vote for shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas such as ANWR.

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Vote for shareholder proposals seeking to prohibit or reduce the sale of products manufactures from materials extracted from environmentally sensitive areas such as old growth forests.

Shareholder Proposal	10c-5. Adopt/implement CERES Principles	Vote for shareholder proposals to study or implement the CERES principles.

Shareholder Proposal	10c-6. Phase Out Chlorine-Based Chemicals

Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.

Vote for shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Shareholder Proposal	10c-7. Report/reduce Toxic Emissions and Assets Community Impact

Vote for shareholder proposals that seek to prepare a report on the company’s procedures for reducing or preventing pollution and/or the impact of the company’s pollution on the surrounding communities.

Vote for shareholder proposals calling on the company to establish a plan to reduce toxic emissions.

Shareholder Proposal	10c-8. Adopt a Comprehensive Recycling Policy

Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.

Vote for shareholder proposals  that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Shareholder Proposal	10c-9. Nuclear Energy

Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.

Vote for shareholder proposals that ask the company to cease the production of nuclear power.

Shareholder Proposal	10d-1. Report on Handgun Safety Initiatives	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety. Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

Shareholder Proposal	10d-2. Prepare Report to Renounce Future Landmine Production	Vote for shareholder proposals seeking a report or the renouncement of future landmine production.

Shareholder Proposal	10d-3. Prepare Report on Foreign Military Sales	Vote for shareholder proposals to report on foreign military sales or offset agreements. Vote for proposals that call for restrictions on foreign military sales.

Shareholder Proposal	10e-1. Phase-out or Label Products Containing Genetically Modified Organisms	Vote for shareholder proposals to label products that contain genetically modified organisms.

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Vote case-by-case on shareholder proposals that ask the company to phase out the use of genetically modified organisms in their products.

Vote for shareholder proposals that ask the company to report on the use of genetically modified organisms in their products.

Shareholder Proposal	10e-2. Tobacco-related Proposals

Vote for shareholder proposals seeking to limit the sale of tobacco products to children.

Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.

Vote for shareholder proposals that ask restaurants to adopt smoke-free policies.

Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.

Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.

Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.

Vote for on proposals calling for tobacco companies to cease the production of tobacco products.

Shareholder Proposal	10e-3. Adopt Policy/Report on Predatory Lending Practices	Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Shareholder Proposal	10e-4. Disclosure on Credit in Developing Countries (LDCs)	Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.

Shareholder Proposal	10e-5. Forgive LDC Debt

Vote against shareholder proposals asking banks to forgive loans outright.

Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.

Vote for proposals to restructure and extend the terms of non-performing loans

Shareholder Proposal	10e-6. Adopt Policy / Report on Drug Pricing	Vote for shareholder proposals to prepare a report on drug pricing. Vote for shareholder proposals to adopt a formal policy on drug pricing.

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Shareholder Proposal	10e-7. Adult Entertainment	Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

Shareholder Proposal	10e-8. Abortion/Right to Life Issues	Abstain on shareholder proposals that address right to life issues.

Shareholder Proposal	10e-9. Animal Testing (substitutes for)	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not required by law.

Shareholder Proposal	10e-10. Disclosure on Plant Closings	Vote for shareholder proposals seeking greater disclosure on plant closing criteria if such information has not been provided by the company.

Shareholder Proposal	10e-11. Control over Charitable Contributions	Vote against shareholder proposals giving criteria or to require shareholder ratification of grants.

Shareholder Proposal	10e-12. Disclosure on Prior Government Service	Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

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PART C. OTHER INFORMATION

Item 23. Exhibits

(a)                                  Articles of Incorporation. Agreement and Declaration of Trust of Registrant dated May 25, 2006. Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s registration statement on Form N-1A.

(b)                                 By-Laws. Bylaws of Registrant. Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s registration statement on Form N-1A.

(c)                                  Instruments Defining Rights of Securities Holders. Incorporated by reference to the following sections of the Agreement and Declaration of Trust listed above as Exhibit 23(a): Article III, Section 6, part (e); Article III, Sections 7-9; and Article V, Sections 1-6.

(d)                                 Investment Advisory Contracts.

(1)	Form of Amended and Restated Management Contract between Registrant and Pax World Management Corp. be filed herewith as Exhibit (a)

(2)	Form of Sub-Advisory Contract among Registrant, Pax World Management Corp. and Impax Asset Management Ltd. filed herewith as Exhibit (b).

(e)                                  Underwriting Contracts. Distribution Agreement between Registrant and PFPC, Inc. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(f)                                    Bonus or Profit Sharing Contracts. Not applicable.

(g)                                 Custodian Agreements. Custodian Agreement between Registrant and State Street Bank and Trust Company. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(h)                                 Other Material Contracts.

(1)

Form of Amended and Restated Transfer Agency Services Agreement between Registrant and PFPC, Inc. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(2)	Form of Indemnification Agreement. Incorporated by reference to Post-Effective Amendment No. 55 to the Registrant’s registration statement on Form N-1A.

(i)                                     Legal Opinion. Opinion of Ropes & Gray, LLP, filed herewith as Exhibit (c).

(j)                                     Other Opinions.

(1)	Consent of Ernst & Young LLP, independent registered public accounting firm, filed herewith as Exhibit (d).

(2)	Opinion of Tate Weller LLP, independent registered public accounting firm, filed herewith as Exhibit (e).

(k)                                  Omitted Financial Statements. Not applicable.

(l)                                     Initial Capital Agreements. Not applicable.

(m)                               Rule 12b-1 Plan.

(1)	Distribution and Service Plan for Individual Investor Class Shares. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(2)	Distribution and Service Plan for R Class Shares. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(n)                                 Rule 18f-3 Plan. Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3, filed herewith as Exhibit (f).

(p)                                Code of Ethics. Incorporated by reference to Post-Effective Amendment No.50 to the Registrant’s registration statement on Form N-1A.

Item 24. Persons Controlled by or Under Common Control with the Registrant

Pax World Money Market Fund, Inc. (Delaware)

H.G. Wellington & Co., Inc. (Delaware)

Item 25. Indemnification

Article Five of the Bylaws of Registrant (“Article Five”) provides that the Registrant shall indemnify each of its trustees and officers, and each person who serves at the Registrant’s request as a director, officer, or trustee of another organization in which the Registrant has any interest as a shareholder, creditor, or otherwise, and the heirs, executors and administrators of each of them (“Covered Persons”).

The Registrant shall indemnify each Covered Person against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines or penalties, and counsel fees reasonably incurred by the Covered Person, in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which the Covered Person is or was involved as a party or otherwise or with which the Covered Person is or was threatened, while in office or thereafter, by reason of any alleged act or omission as a trustee or officer or by reason of his or her being or having been a Covered Person, except that:

(i) no Covered Person is entitled to indemnification with respect to any matter as to which he or she is finally adjudicated in any action, suit, or other proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant; and

(ii) no Covered Person is entitled to indemnification against any liability to the Registrant or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree, or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, if it is determined that a Covered Person has not acted in good faith in the reasonable belief that his or her actions were in the best interests of the Registrant or is liable to the Registrant and its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, the Registrant shall provide indemnification without regard for the conditions stated in sections (i) and (ii) in the preceding paragraph if: (a) approved, after notice that it involves such indemnification, by at least a majority of the trustees, who are neither “interested persons” of Registrant, as defined in Section 2(a)(19) of the 1940 Act (or who is exempted from being an “interested person” by rule, regulation, or order of the Securities and Exchange Commission), nor parties to the actions, suits, or other proceedings in question, (or another action, suit, or other proceeding on the same or similar grounds) is then or has been pending (“disinterested, non-party trustees”), acting on the matter (provided that a majority of the disinterested non-party trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that the

Covered Person has acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office; or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that the Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and that such indemnification would not protect the Covered Person against any liability to the Registrant to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Registrant shall pay the expenses, including counsel fees (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), incurred by a Covered Person in respect of any action, suit, or proceeding against which the Covered Person may be entitled to indemnification under Article Five, from time to time in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the Covered Person to repay to the Registrant amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under Article Five, if (i) the Covered Person has provided appropriate security for such undertaking, or (ii) the Registrant is insured against losses arising from any such advance payments, or (iii) either a majority of the disinterested, non-party trustees of Registrant acting on the matter (provided that a majority of the disinterested, non-party trustees then in office act on the matter), or independent legal counsel as expressed in a written opinion, determines, based on a review of readily-available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification under Article Five. For purposes of the determination or opinion referred to in this section (iii), the majority of disinterested non-party trustees acting on the matter or independent legal counsel, as the case may be, shall afford  the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Covered Person’s office.

Any approval of indemnification pursuant to Article Five does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Five as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable to Registrant or its shareholders by reason of (a) not acting in good faith in the reasonable belief that such Covered Person’s action was in the best interests of Registrant or (b) to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Article Five also provides that its indemnification provisions are not exclusive and do not affect any other rights to which any Covered Person may be entitled. Nothing contained in Article Five affects any rights to indemnification to which personnel of the Registrant, other than Covered Persons, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of any such person.

The Trust has also entered into Indemnification Agreements with each of its Trustees and its chief compliance officer, a copy of which has been filed as an exhibit to this registration statement, establishing certain procedures with respect to the indemnification described above.

Item 26. Business and Other Connections of the Investment Adviser

See “Management, Organization and Capital Structure – Investment Adviser” in the Prospectus constituting Part A of this Registration Statement and “Investment Advisory and Other Services – Adviser” in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the directors and executive officers of Pax World Management Corp., the Funds’ Adviser, are as set forth below.  Except as otherwise indicated, the address of each person is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

Name	Position(s) Held with the Adviser	Principal Occupation(s)
Katherine Shadek Boyle	Director	Director, Pax World Management Corp.

James M. Shadek	Director	Account Executive, H. G. Wellington & Co., Inc.

Laurence A. Shadek	Chairman of the Board; Director

Chairman of the Board, Pax World Management Corp.; Trustee, Pax World Funds Series Trust I; Executive Vice President, Pax World Money Market Fund, Inc.; Executive Vice President, H. G. Wellington & Co., Inc.

Alicia K. DuBois	Chief Financial Officer	Chief Financial Officer, Pax World Management Corp.; Treasurer, Pax World Funds Series Trust I

Joseph Keefe	Chief Executive Officer, President	Chief Executive Officer, Pax World Management Corp.; Chief Executive Officer, President and Trustee, Pax World Funds Series Trust I; President, Pax World Money Market Fund, Inc.

John Boese	Chief Compliance Officer, Secretary	Chief Compliance Officer, Pax World Management Corp.; Chief Compliance Officer, Pax World Funds Series Trust I

The business and other connections of the directors and executive officers of Impax Asset Management Ltd., the Sub-Adviser to the Pax World Global Green Fund, are as set forth below.  Except as otherwise indicated, the address of each person is Broughton House, 6-8 Sackville Street, London (UK) W1S 3DG.

Name	Position(s) Held with the Sub-Adviser	Principal Occupation(s)
Keith Falconer	Director	Chairman, Impax Group plc

Ian R. Simm	Managing Director	Chief Executive, Impax Group plc

David Kempton	Director	Director, Impax Group plc; Director, Hartest Holdings plc; Director, Second Advance Value Realisation Company

Nigel D. W. Taunt	Director	Managing Director, Impax Capital Limited

J. Simon T. Morris	Director	Chairman, Impax Capital; Partner, Smith & Williamson

Jacqueline A. Brown	Secretary	Finance Director, Impax Group plc.

Item 27. Principal Underwriters

(a)          PFPC Distributors, Inc. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers.  As of October 22, 2007, the Distributor acted as principal underwriter for the following investment companies:

AFBA 5 Star Funds, Inc.

Aston Funds

Atlantic Whitehall Funds Trust

BHR Institutional Funds

CRM Mutual Fund Trust

E.I.I. Realty Securities Trust

FundVantage Trust

GuideStone Funds

Highland Floating Rate Fund

Highland Floating Rate Advantage Fund

Highland Funds I

Kalmar Pooled Investment Trust

Matthews Asian Funds

Metropolitan West Funds

New Alternatives Fund

Old Westbury Funds

The RBB Fund, Inc.

Stratton Multi-Cap Fund

Stratton Monthly Dividend REIT Shares, Inc.

The Stratton Funds, Inc.

Sterling Capital Small Cap Value Fund

The Torray Fund

Van Wagoner Funds

Wilshire Mutual Funds, Inc.

Wilshire Variable Insurance Trust

Distributed by BB&T AM Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

BB&T Funds

Distributed by BlackRock Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

BlackRock Funds

BlackRock Bond Allocation Target Shares

BlackRock Liquidity Funds

International Dollar Reserve Fund I, Ltd.

BlackRock Senior Floating Rate Fund, Inc.

BlackRock Senior Floating Rate Fund II, Inc.

BlackRock Balanced Capital Fund, Inc.

BlackRock Basic Value Fund II, Inc.

BlackRock Basic Value Fund, Inc.

BlackRock Basic Value Principal Protected Fund

BlackRock Bond Fund, Inc.

BlackRock California Municipal Series Trust

BlackRock Core Principal Protected Fund

BlackRock Developing Capital Markets Fund, Inc.

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Twenty Fund, Inc.

BlackRock Focus Value Fund, Inc.

BlackRock Fundamental Growth Fund, Inc.

BlackRock Fundamental Growth Principal Protected Fund

BlackRock Global Allocation Fund, Inc.

BlackRock Global Dynamic Equity Fund

BlackRock Global Financial Services Fund, Inc.

BlackRock Global Growth Fund, Inc.

BlackRock Global SmallCap Fund, Inc.

BlackRock Global Technology Fund, Inc.

BlackRock Global Value Fund, Inc.

BlackRock Healthcare Fund, Inc.

BlackRock Index Funds, Inc.

BlackRock International Value Fund

BlackRock Large Cap Series Funds, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Mid Cap Value Opportunities Series, Inc.

BlackRock Multi-State Municipal Series Trust

BlackRock Municipal Bond Fund, Inc.

BlackRock Municipal Series Trust

BlackRock Natural Resources Trust

BlackRock Pacific Fund, Inc.

BlackRock Real Investment Fund

BlackRock Series Fund, Inc.

BlackRock Series, Inc.

BlackRock Short Term Bond Series, Inc.

BlackRock Short-Term U.S. Government Fund, Inc.

BlackRock U.S. Government Fund

BlackRock U.S. High Yield Trust

BlackRock Utilities and Telecommunications Fund, Inc.

BlackRock Value Opportunities Fund, Inc.

BlackRock Variable Series Funds, Inc.

BlackRock World Income Fund, Inc.

FDP Series, Inc.

Financial Institutions Series Trust

Inflation Protected Fund

Managed Account Series

Master Institutional Money Market Trust

Merrill Lynch Funds for Institutions Series

Merrill Lynch Ready Assets Trust

Merrill Lynch Retirement Series Trust

Merrill Lynch U.S. Treasury Money Fund

Merrill Lynch USA Government Reserves Fund

The GNMA Investment Accumulation Program, Inc.

Distributed by MGI Funds Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

MGI Funds

Distributed by Northern Funds Distributors, LLC, a wholly-owned subsidiary of PFPC Distributors, Inc.:

Northern Funds

Northern Institutional Funds

(b)           The Distributor is a Massachusetts corporation located at 760 Moore Road, King of Prussia, PA 19406.  The Distributor is a wholly-owned subsidiary of PFPC, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

The following is a list of the directors and executive officers of the Distributor:

Name	Position(s) with Distributor
Steven Turowski	President; Chief Executive Officer
Michael Denofrio	Director
Nicholas Marsini	Director

Rita G. Adler	Chief Compliance Officer
John Munera	Anti-Money Laundering Officer
Jodi Jamison	Chief Legal Officer
Bradley A. Stearns	Secretary; Clerk
Julie Bartos	Assistant Secretary; Assistant Clerk
Charlene Wilson	Treasurer; Chief Financial Officer; Financial & Operations Principal
Maria Schaffer	Assistant Treasurer; Controller
Bruno Di Stefano	Vice President
Susan K. Moscaritolo	Vice President

(c)                                  Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents relating to shareholder accounts and activity required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained by PFPC, Inc. and are located at 760 Moore Road, King of Prussia, PA 19406-1212.  All other accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained by the Registrant at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 and by State Street Bank and Trust Company at 225 Franklin Street, Boston, MA 02110.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable

NOTICE

A copy of the Agreement and Declaration of Trust of Pax World Funds Series Trust I (the “Registrant”) is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument has been executed on behalf of the Registrant by an officer of the Registrant as an officer and by its trustees as trustees and not individually, and the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 56 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portsmouth and the State of New Hampshire, on the 26th day of March, 2008.

PAX WORLD FUNDS SERIES TRUST I

By:	/s/ Joseph F. Keefe
Name:	Joseph F. Keefe
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joseph F. Keefe
Joseph F. Keefe	Trustee, Chief Executive Officer (Principal Executive Officer)	March 26, 2008

/s/ Alicia K. DuBois
Alicia K. DuBois	Treasurer (Principal Financial and Accounting Officer)	March 26, 2008

/s/ Adrian P. Anderson*
Adrian P. Anderson	Trustee	March 26, 2008

/s/ Stephen T. Curwood*
Stephen T. Curwood	Trustee	March 26, 2008

/s/ Carl H. Doerge, Jr.*
Carl H. Doerge, Jr.	Trustee	March 26, 2008

/s/ Cynthia Hargadon*
Cynthia Hargadon	Trustee	March 26, 2008

/s/ Louis F. Laucirica*
Louis F. Laucirica	Trustee	March 26, 2008

/s/ Laurence A. Shadek*
Laurence A. Shadek	Trustee	March 26, 2008

/s/ Nancy S. Taylor*
Nancy S. Taylor	Trustee	March 26, 2008

*By:	/s/ Joseph F. Keefe
Joseph F. Keefe
As Attorney-in-Fact
March 26, 2008

Exhibit Index

(d)(1)	Advisory Contract.

(d)(2)	Sub-Advisory Contract.

(i)	Legal Opinion of Ropes & Gray, LLP.

j(1)	Consent of Ernst & Young LLP.

j(2)	Opinion of Tate, Weller LLP.

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan.